Exhibit 10.12

LOAN AGREEMENT

Dated as of October 17, 2016

by and among

THE PARTIES SET FORTH ON SCHEDULE 1 ATTACHED HERETO,

collectively, as Borrower

and

AMERICAN GENERAL LIFE INSURANCE COMPANY,
a Texas corporation
AMERICAN HOME ASSURANCE COMPANY,
a New York corporation
NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.,
a Pennsylvania corporation
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK,
a New York corporation,

collectively, as Lender

Loan Amount: Up to $120,000,000.00

TABLE OF CONTENTS

Page

ARTICLE 1 CERTAIN DEFINITIONS		1

1.1	Definitions	1

ARTICLE 2 GENERAL TERMS		41

2.1	Loan	41
2.2	Security for the Loan	42
2.3	Borrowers’ Notes	42
2.4	Principal and Interest	42
2.5	Prepayment	42
2.6	Default Rate Accrual on Amounts Owed	43
2.7	Application of Payments After Event of Default	43
2.8	Method and Place of Payment to Lender	44
2.9	Taxes	44
2.10	Release of Collateral	44
2.11	Financing Statements; Further Assurances	44
2.12	Security Agreement	45
2.13	Mortgage Recording Taxes	46
2.14	Permitted Uses of Loan	46
2.15	General Interest Provisions	47

ARTICLE 3 CONDITIONS PRECEDENT		48

3.1	Conditions Precedent to Effectiveness	48
3.2	Intentionally Omitted.	50
3.3	Acceptance of Borrowings	50

ARTICLE 4 REPRESENTATIONS AND WARRANTIES		50

4.1	Representations and Warranties as to Borrowers	50
4.2	Representations and Warranties as to each Property	54
4.3	Survival of Representations	58

ARTICLE 5 COVENANTS		58

5.1	Affirmative Covenants	58
5.2	Negative Covenants	87

ARTICLE 6 EVENT OF DEFAULT		91

6.1	Event of Default	91
6.2	Remedies	94
6.3	Remedies Cumulative	94

6.4	Curative Advances	95
6.5	Expenses of Enforcement	95

ARTICLE 7 TRANSFERS		95

7.1	Transfers	95
7.2	Trade Payables; Permitted Equipment Financing	100

ARTICLE 8 11540 MOSTELLER PROPERTY		101

8.1	Addition of the 11540 Mosteller Property	101
8.2	Failure to Add the 11540 Mosteller Property	101

ARTICLE 9 Reserved		101

ARTICLE 10 Reserved		101

ARTICLE 11 GENERAL PROVISIONS		101

11.1	Survival	102
11.2	Lender’s Discretion	102
11.3	Governing Law	102
11.4	Entire Agreement; Modification; Waiver in Writing	103
11.5	Delay Not a Waiver	103
11.6	Notices	104
11.7	TRIAL BY JURY	105
11.8	Headings	105
11.9	Assignment	106
11.10	Severability	106
11.11	Preferences; Reinstatement	106
11.12	Waiver of Notice	107
11.13	Exhibits and Schedules Incorporated	107
11.14	Offsets, Counterclaims and Defenses	107
11.15	No Joint Venture or Partnership	107
11.16	Waiver of Marshaling of Assets Defense	107
11.17	Conflict; Documents	108
11.18	Brokers and Financial Advisors	108
11.19	Counterparts	108
11.20	Estoppel Certificates	108
11.21	Payment of Expenses	108
11.22	Time of the Essence	109
11.23	No Third Party Beneficiaries	109
11.24	Usury Savings Clause	109
11.25	Joint and Several Obligation	110
11.26	Successors and Assigns	110
11.27	Subrogation of Lender	110
11.28	Limitation on Liability	110
11.29	Appointment of Servicer and Delegation of Lender Responsibilities	113

11.30	Acceptance of Cures for Events of Default	113
11.31	Binding Action	113
11.32	Reasonable Standard	113
11.33	Claims Against Lender	114

EXHIBITS
Exhibit A	Borrower’s Organizational Structure
Exhibit B	Lenders’ Wire Instructions
Exhibit C-1	8273 Green Meadows Property Legal Description
Exhibit C-2	8288 Green Meadows Property Legal Description
Exhibit C-3	7001 Americana Property Legal Description
Exhibit C-4	3100 Creekside Property Legal Description
Exhibit C-5	Shelby Property Legal Description
Exhibit C-6	3940 Stern Property Legal Description
Exhibit C-7	1875 Holmes Property Legal Description
Exhibit C-8	1355 Holmes Property Legal Description
Exhibit C-9	189 Seegers Property Legal Description
Exhibit C-10	11351 West 183rd Property Legal Description
Exhibit C-11	3500 Southwest Property Legal Description
Exhibit C-12	32 Dart Property Legal Description
Exhibit C-13	210 American Property Legal Description
Exhibit C-14	2401 Commerce Property Legal Description
Exhibit C-15	56 Milliken Property Legal Description
Exhibit C-16	1755 Enterprise Property Legal Description
Exhibit C-17	4 East Stow Property Legal Description
Exhibit C-18	4115 Thunderbird Property Legal Description
Exhibit C-19	7585 Empire Property Legal Description
Exhibit C-20	11540 Mosteller Property Legal Description

SCHEDULES
Schedule 1	List of Borrowers
Schedule 2	Allocated Loan Amounts
Schedule 3	Zoning Districts and Zoning Reports
Schedule 4	Initial Property Managers and Initial Property Management Agreements
Schedule 5	Repairs and Alterations

LOAN AGREEMENT

THIS LOAN AGREEMENT, made as of October 17, 2016 (this “Agreement”), by and among AMERICAN GENERAL LIFE INSURANCE COMPANY, a Texas corporation (“AGLIC”), AMERICAN HOME ASSURANCE COMPANY, a New York corporation (“AHAC”), NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA., a Pennsylvania corporation (“NUFIC”), THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, a New York corporation (“USLIC; and together with AGLIC, AHAC and NUFIC and their respective successors and assigns individually or collectively, as the context may require, “Lender”), each with an address at c/o AIG Investments, 777 S. Figueroa Street, 16th Floor, Los Angeles, California 90017-5800, and THE PARTIES SET FORTH ON SCHEDULE 1 ATTACHED HERETO, each a Delaware limited liability company (each individually a “Borrower”, and collectively, the “Borrowers”) with an address at c/o Plymouth Industrial REIT, Inc., 260 Franklin Street, 19th Floor, Boston, Massachusetts 02110.

RECITALS

Borrowers desire to obtain from Lender the Loan in an amount equal to the Loan Amount.

Lender is unwilling to make the Loan unless each Borrower executes and delivers this Agreement and the Notes, and each Borrower and Guarantors execute and deliver the other Loan Documents to which such entity is a party, which Loan Documents shall establish the terms and conditions of, and provide security for, the Loan.

NOW, THEREFORE, in consideration of the making of the Loan by Lender and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Borrowers and Lender hereby covenant, agree, represent and warrant as follows:

ARTICLE 1 CERTAIN DEFINITIONS

1.1       Definitions. For all purposes of this Agreement: (i) the capitalized terms defined in this Section 1.1 have the meanings assigned to them in this Section 1.1 and include the plural as well as the singular; (ii) unless otherwise expressly defined in this Agreement, all accounting terms have the meanings assigned to them in accordance with GAAP; (iii) the words “herein”, “hereof”, and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, or other subdivision; (iv) the words “Dollars” or “dollars” and the symbols “$” shall mean and refer to the currency of the United States of America; (v) the words “include”, “included”, “including”, “includes” and words of similar import shall be deemed to be followed by the words “without limitation”; (vi) any requirement that a Person perform any covenant, obligation, promise, representation, warranty or other understanding shall be deemed to include, without limitation, a requirement that such Person pay any amounts if necessary or required to perform such covenant, obligation, promise, representation, warranty or other understanding; (vii) in each instance in which a provision of this Agreement refers to an “agreement” of Borrowers, Guarantors or any Affiliate of any Borrowers or Guarantors, such references shall mean any applicable covenant, obligation, promise, representation, warranty or other understanding; and (viii) the following terms have the following meanings:

“4 East Stow Borrower” means PLYMOUTH 4 EAST STOW LLC, a Delaware limited liability company.

“4 East Stow Mortgage A-1” means that certain Mortgage (A-1), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by 4 East Stow Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“4 East Stow Mortgages” means, collectively, the 4 East Stow Mortgage A-1 and the 4 East Stow Mortgage A-2.

“4 East Stow Property” means, the legally described parcel on Exhibit C-17, together with all other “Property” as defined in the 4 East Stow Mortgages.

“4 East Stow Mortgage A-2” means that certain Mortgage (A-2), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by 4 East Stow Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“32 Dart Borrower” means PLYMOUTH 32 DART LLC, a Delaware limited liability company.

“32 Dart Mortgage A-1” means that certain Deed to Secure Debt (A-1), Security Agreement, and Assignment of Leases and Rents, dated as of the Closing Date, by 32 Dart Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“32 Dart Mortgages” means, collectively, the 32 Dart Mortgage A-1 and the 32 Dart Mortgage A-2 .

“32 Dart Property” means, the legally described parcel on Exhibit C-12, together with all other “Property” as defined in the 32 Dart Mortgages.

“32 Dart Mortgage A-2” means that certain Deed to Secure Debt (A-2), Security Agreement and Assignment of Leases and Rents, dated as of the Closing Date, by 32 Dart Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“56 Milliken Borrower” means PLYMOUTH 56 MILLIKEN LLC, a Delaware limited liability company.

“56 Milliken Mortgage A-1” means that certain Mortgage (A-1), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by 56 Milliken Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“56 Milliken Mortgages” means, collectively, the 56 Milliken Mortgage A-1 and the 56 Milliken Mortgage A-2.

“56 Milliken Property” means, the legally described parcel on Exhibit C-15, together with all other “Property” as defined in the 56 Milliken Mortgages.

“56 Milliken Mortgage A-2” means that certain Mortgage (A-2), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by 56 Milliken Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“189 Seegers Borrower” means PLYMOUTH 189 SEEGERS LLC, a Delaware limited liability company.

“189 Seegers Mortgage A-1” means that certain Mortgage (A-1), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by 189 Seegers Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“189 Seegers Mortgages” means, collectively, the 189 Seegers Mortgage A-1 and the 189 Seegers Mortgage A-2.

“189 Seegers Property” means, the legally described parcel on Exhibit C-9, together with all other “Property” as defined in the 189 Seegers Mortgages.

“189 Seegers Mortgage A-2” means that certain Mortgage (A-2), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by 189 Seegers Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“210 American Borrower” means PLYMOUTH 210 AMERICAN LLC, a Delaware limited liability company.

“210 American Mortgage A-1” means that certain Deed of Trust (A-1), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by 210 American Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“210 American Mortgages” means, collectively, the 210 American Mortgage A-1 and the 210 American Mortgage A-2.

“210 American Property” means, the legally described parcel on Exhibit C-13, together with all other “Property” as defined in the 210 American Mortgages.

“210 American Mortgage A-2” means that certain Deed of Trust (A-2), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by 210 American Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“1355 Holmes Borrower” means PLYMOUTH 1355 HOLMES LLC, a Delaware limited liability company.

“1355 Holmes Mortgage A-1” means that certain Mortgage (A-1), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by 1355 Holmes Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“1355 Holmes Mortgages” means, collectively, the 1355 Holmes Mortgage A-1 and the 1355 Holmes Mortgage A-2.

“1355 Holmes Property” means, the legally described parcel on Exhibit C-8, together with all other “Property” as defined in the 1355 Holmes Mortgages.

“1355 Holmes Mortgage A-2” means that certain Mortgage (A-2), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by 1355 Holmes Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time

“1755 Enterprise Borrower” means PLYMOUTH 1755 ENTERPRISE LLC, a Delaware limited liability company.

“1755 Enterprise Mortgage A-1” means that certain Open-End Mortgage (A-1), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by 1755 Enterprise Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“1755 Enterprise Mortgages” means, collectively, the 1755 Enterprise Mortgage A-1 and the 1755 Enterprise Mortgage A-2.

“1755 Enterprise Property” means, the legally described parcel on Exhibit C-16, together with all other “Property” as defined in the 1755 Enterprise Mortgages.

“1755 Enterprise Mortgage A-2” means that certain Open-End Mortgage (A-2), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by 1755 Enterprise Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“1875 Holmes Borrower” means PLYMOUTH 1875 HOLMES LLC, a Delaware limited liability company.

“1875 Holmes Mortgage A-1” means that certain Mortgage (A-1), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by 1875 Holmes Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“1875 Holmes Mortgages” means, collectively, the 1875 Holmes Mortgage A-1 and the 1875 Holmes Mortgage A-2.

“1875 Holmes Property” means, the legally described parcel on Exhibit C-7, together with all other “Property” as defined in the 1875 Holmes Mortgages.

“1875 Holmes Mortgage A-2” means that certain Mortgage (A-2), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by 1875 Holmes Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“2401 Commerce Borrower” means PLYMOUTH 2401 COMMERCE LLC, a Delaware limited liability company.

“2401 Commerce Mortgage A-1” means that certain Mortgage (A-1), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by 2401 Commerce Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“2401 Commerce Mortgages” means, collectively, the 2401 Commerce Mortgage A-1 and the 2401 Commerce Mortgage A-2.

“2401 Commerce Property” means, the legally described parcel on Exhibit C-14, together with all other “Property” as defined in the 2401 Commerce Mortgages.

“2401 Commerce Mortgage A-2” means that certain Mortgage (A-2), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by 2401 Commerce Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“3100 Creekside Borrower” means PLYMOUTH 3100 CREEKSIDE LLC, a Delaware limited liability company.

“3100 Creekside Mortgage A-1” means that certain Open-End Mortgage (A-1), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by 3100 Creekside Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“3100 Creekside Mortgages” means, collectively, the 3100 Creekside Mortgage A-1 and the 3100 Creekside Mortgage A-2.

“3100 Creekside Property” means, the legally described parcel on Exhibit C-4, together with all other “Property” as defined in the 3100 Creekside Mortgages.

“3100 Creekside Mortgage A-2” means that certain Open-End Mortgage (A-2), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by 3100 Creekside Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“3500 Southwest Borrower” means PLYMOUTH 3500 SOUTHWEST LLC, a Delaware limited liability company.

“3500 Southwest Mortgage A-1” means that certain Open-End Mortgage (A-1), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by 3500 Southwest Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“3500 Southwest Mortgages” means, collectively, the 3500 Southwest Mortgage A-1 and the 3500 Southwest Mortgage A-2.

“3500 Southwest Property” means, the legally described parcel on Exhibit C-11, together with all other “Property” as defined in the 3500 Southwest Mortgages.

“3500 Southwest Mortgage A-2” means that certain Open-End Mortgage (A-2), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by 3500 Southwest Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“3940 Stern Borrower” means PLYMOUTH 3940 STERN LLC, a Delaware limited liability company.

“3940 Stern Mortgage A-1” means that certain Mortgage (A-1), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by 3940 Stern Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“3940 Stern Mortgages” means, collectively, the 3940 Stern Mortgage A-1 and the 3940 Stern Mortgage A-2.

“3940 Stern Property” means, the legally described parcel on Exhibit C-6, together with all other “Property” as defined in the 3940 Stern Mortgages.

“3940 Stern Mortgage A-2” means that certain Mortgage (A-2), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by 3940 Stern Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“4115 Thunderbird Borrower” means PLYMOUTH 4115 THUNDERBIRD LLC, a Delaware limited liability company.

“4115 Thunderbird Mortgage A-1” means that certain Open-End Mortgage (A-1), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by 4115 Thunderbird Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“4115 Thunderbird Mortgages” means, collectively, the 4115 Thunderbird Mortgage A-1 and the 4115 Thunderbird Mortgage A-2.

“4115 Thunderbird Property” means, the legally described parcel on Exhibit C-18, together with all other “Property” as defined in the 4115 Thunderbird Mortgages.

“4115 Thunderbird Mortgage A-2” means that certain Open-End Mortgage (A-2), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by 4115 Thunderbird Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“7001 Americana Borrower” means PLYMOUTH 7001 AMERICANA LLC, a Delaware limited liability company.

“7001 Americana Mortgage A-1” means that certain Open-End Mortgage (A-1), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by 7001 Americana Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“7001 Americana Mortgages” means, collectively, the 7001 Americana Mortgage A-1 and the 7001 Americana Mortgage A-2.

“7001 Americana Property” means, the legally described parcel on Exhibit C-3, together with all other “Property” as defined in the 7001 Americana Mortgages.

“7001 Americana Mortgage A-2” means that certain Open-End Mortgage (A-2), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by 7001 Americana Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“7585 Empire Borrower” means PLYMOUTH 7585 EMPIRE LLC, a Delaware limited liability company.

“7585 Empire Mortgage A-1” means that certain Mortgage (A-1), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by 7585 Empire Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“7585 Empire Mortgages” means, collectively, the 7585 Empire Mortgage A-1 and the 7585 Empire Mortgage A-2.

“7585 Empire Property” means, the legally described parcel on Exhibit C-19, together with all other “Property” as defined in the 7585 Empire Mortgages.

“7585 Empire Mortgage A-2” means that certain Mortgage (A-2), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by 7585 Empire Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“8273 Green Meadows Borrower” means PLYMOUTH 8273 GREEN MEADOWS LLC, a Delaware limited liability company.

“8273 Green Meadows Mortgage A-1” means that certain Open-End Mortgage (A-1), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by 8273 Green Meadows Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“8273 Green Meadows Mortgages” means, collectively, the 8273 Green Meadows Mortgage A-1 and the 8273 Green Meadows Mortgage A-2.

“8273 Green Meadows Property” means, the legally described parcel on Exhibit C-1, together with all other “Property” as defined in the 8273 Green Meadows Mortgages.

“8273 Green Meadows Mortgage A-2” means that certain Open-End Mortgage (A-2), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by 8273 Green Meadows Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“8288 Green Meadows Borrower” means PLYMOUTH 8288 GREEN MEADOWS LLC, a Delaware limited liability company.

“8288 Green Meadows Mortgage A-1” means that certain Open-End Mortgage (A-1), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by 8288 Green Meadows Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“8288 Green Meadows Mortgages” means, collectively, the 8288 Green Meadows Mortgage A-1 and the 8288 Green Meadows Mortgage A-2.

“8288 Green Meadows Property” means, the legally described parcel on Exhibit C-2, together with all other “Property” as defined in the 8288 Green Meadows Mortgages.

“8288 Green Meadows Mortgage A-2” means that certain Open-End Mortgage (A-2), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by 8288 Green Meadows Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“11351 West 183rd Borrower” means PLYMOUTH 11351 WEST 183RD LLC, a Delaware limited liability company.

“11351 West 183rd Mortgage A-1” means that certain Mortgage (A-1), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by 11351 West 183rd for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“11351 West 183rd Mortgages” means, collectively, the 11351 West 183rd Mortgage A-1 and the 11351 West 183rd Mortgage A-2.

“11351 West 183rd Property” means, the legally described parcel on Exhibit C-10, together with all other “Property” as defined in the 11351 West 183rd Mortgages.

“11351 West 183rd Mortgage A-2” means that certain Mortgage (A-2), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by 11351 West 183rd Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“11540 Mosteller Borrower” means PLYMOUTH MOSTELLER LLC, a Delaware limited liability company.

“11540 Mosteller Mortgage A-1” means that certain Open-End Mortgage (A-1), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by Mosteller Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“11540 Mosteller Mortgages” means, collectively, the 11540 Mosteller Mortgage A-1 and the 11540 Mosteller Mortgage A-2.

“11540 Mosteller Property” means, the legally described parcel on Exhibit C-20, together with all other “Property” as defined in the 11540 Mosteller Mortgages.

“11540 Mosteller Mortgage A-2” means that certain Open-End Mortgage (A-2), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by Mosteller Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“Account Collateral” shall have the meaning set forth in Section 2.12.1 hereof.

“Accounts” means, collectively, whether now owned or hereafter acquired, (i) all “accounts” as defined in the UCC relating to any Property and/or the Loan, and (ii) any “reserve” or “account” as defined in the other Loan Documents, and (iii) any other cash collateral account required by Lender hereunder or maintained by any Borrower from time to time in respect of any Property and any successor accounts thereto.

“Affiliate” means, with respect to a specified Person, (i) any Person that, directly or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with, the specified Person, (ii) any Person who is an executive officer, director, partner, manager, employee, member or trustee of, or serves in a similar capacity with respect to, the specified Person or of which the specified Person is an executive officer, director, partner, manager, employee, member or trustee, or with respect to which the specified Person serves in a similar capacity, (iii) any Person that, directly or indirectly, has an ownership interest in excess of ten percent (10%) the specified Person (except to the extent that the ownership interest of such Person consists solely of publicly traded stock) and such Person does not Control the specified Person, (iv) any Person (excluding any entities whose stock is publicly traded) in which the specified Person has an ownership interest in excess of ten percent (10%) and such Person does not Control the specified Person, (v) the spouse, issue, sibling, parent or grandparent of the specified Person, (vi) Guarantors, if the specified Person is any Borrower or any Borrower Owner Person, (vii) any Borrower, if the specified Person is a Guarantor, any other Borrower or any Borrower Owner Person, (viii) any Borrower Owner Person, if the specified Person is any Borrower, Guarantor or any other Borrower Owner Person, and (ix) any Person that would constitute an Affiliate of any such Person described in clauses (i) through (viii) above.

“AGLIC” shall have the meaning set forth in the introductory paragraph of this Agreement.

“AGLIC Note” means that certain Promissory Note (AGLIC) of even date herewith from Borrowers, payable to the order of AGLIC, in the maximum original principal amount of up to $66,240,000.00, together with all amendments, modifications, supplements, renewals and extensions of such promissory note. All terms and provisions of the AGLIC Note are incorporated by this reference in this Agreement. The entire outstanding principal balance, and all other amounts due under the AGLIC Note, this Agreement, the Mortgages and the other Loan Documents, together with all accrued and unpaid interest thereon, shall be due and payable on the Maturity Date.

“Agreement” means this Loan Agreement, together with the Schedules and Exhibits hereto, as the same may be amended, supplemented or otherwise modified from time to time.

“AHAC” shall have the meaning set forth in the introductory paragraph of this Agreement.

“AHAC Note” means that certain Promissory Note (AHAC) of even date herewith from Borrowers, payable to the order of AHAC, in the maximum original principal amount of up to $21,900,000.00, together with all amendments, modifications, supplements, renewals and extensions of such promissory note. All terms and provisions of the AHAC Note are incorporated by this reference in this Agreement. The entire outstanding principal balance, and all other amounts due under the AHAC Note, this Agreement, the Mortgages and the other Loan Documents, together with all accrued and unpaid interest thereon, shall be due and payable on the Maturity Date.

“Allocated Loan Amount” means, with respect to each Property, the amount set forth opposite the reference to such Property on Schedule 2 attached hereto, and as such Allocated Loan Amount may be adjusted pursuant to the terms of this Agreement.

“Anti-Money Laundering Laws” shall have the meaning set forth in the definition of the term “Prohibited Person”.

“Appraisal” means an appraisal performed by a member of the Appraisal Institute appraiser and obtained by Lender, at the sole cost and expense of Borrowers, that is prepared by an appraiser selected and engaged by Lender, certified in the state where each Property is located and otherwise satisfactory in form and substance to Lender.

“Approved Lease” shall have the meaning set forth in Section 5.1.18(D)(i) hereof.

“Approved Real Estate Company” means, any Person that (i) has, for at least ten (10) years prior to its acquisition of ownership interests in the Borrowers, either directly or indirectly pursuant to its wholly owned subsidiaries, owned, operated and managed at least two million (2,000,000) leasable square feet (excluding the Properties) of commercial space and/or industrial properties, (ii) is not a Controversial Person and is not an Affiliate of a Controversial Person, (iii) is not the subject of a Insolvency Action, and is not an Affiliate of a Person that is the subject of an Insolvency Action, and (iv) is not a Prohibited Person, and is not an Affiliate of a Prohibited Person.

“Assignments of Leases and Rents” means, collectively, each Assignment of Leases and Rents, dated as of the Closing Date, made by the applicable Borrower to and for the benefit of Lender, as the same may be amended, supplemented or otherwise modified from time to time.

“Available Liquidity” means, as to any Guarantor, the excess, if any, of (i) the market value of assets in the form of cash and other assets that are readily convertible to cash of such Guarantor (including, without limitation, cash equivalents, obligations of the United States or any agency or instrumentality thereof which are supported by the full faith and credit of the United States, securities listed and traded on a recognized stock exchange or traded over the counter and listed in the National Association of Securities Dealers Automatic Quotations, certificates of deposit issued by a bank that (a) has total assets (in name or under management) in excess of $1,000,000,000, and (b) capital/statutory surplus or shareholder’s equity of at least $250,000,000, other liquid debt instruments that have a readily ascertainable value and are regularly traded in a recognized financial market or demand notes), and cash derived from a credit, repurchase or other similar financing facility over (ii) total liens and encumbrances affecting such cash and other assets (including, without limitation, contingent liabilities but excluding any liabilities associated directly or indirectly with non-recourse carve-out guaranties, environmental guaranties, completion guaranties or similar guaranties against which claims have not been made, and any liens arising from cash derived from a credit, repurchase or other similar financing facility).

“Bankruptcy Law” means (i) Title 11 of the United States Code entitled “Bankruptcy”, as amended from time to time, and any successor statute or statutes, and all rules and regulations from time to time promulgated thereunder, and (ii) any similar federal, state or other law, rule or regulation relating to bankruptcy, insolvency, reorganization, debtor’s relief or creditors’ rights, whether now or hereinafter in effect.

“Bay Point TRS” shall mean Bay Point TRS, LLC, a Delaware limited liability company.

“Borrower” means each and any of the entities named on Schedule 1 attached hereto, together with any future owner of the Properties or any part thereof or interest therein. “Borrowers” mean, collectively, all such entities or more than one such entity, as the context may require. Notwithstanding anything to the contrary set forth herein or in any of the other Loan Documents, the 11540 Mosteller Borrower shall not constitute a “Borrower” (as defined herein) hereunder or a “Borrower” (as defined in each of the other Loan Documents) under any of the other Loan Documents, or be included in the definition of “Borrowers” herein or in any of the other Loan Documents until such time as the Future Advance has been funded.

“Borrower Control Person” means (i) each Borrower, (ii) Guarantor, (iii) Sole Member (iv) Plymouth Financial, (v) OP Guarantor, (vi) Preferred Member, and (vii) any other Person that Controls, directly or through one or more intermediaries, any of the Persons set forth in the preceding clause (i), (ii), (iii), (iv), (v) or (vi) and any Person that is a managing member, manager, general partner or other Person that Controls such Controlling Person or intermediary.

“Borrower Owner Person” means (i) each Borrower, (ii) Guarantor, (iii) Sole Member (iv) Plymouth Financial, (v) OP Guarantor, (vi) Plymouth OP Limited, LLC, a Delaware limited liability company, (vii) Preferred Member and (viii) any Person that is a Borrower Control Person; and (viii) any other Person that owns, directly or indirectly, through one or more intermediaries, any interest in any Person described in the preceding clause (i), (ii), (iii), (iv), (v), (vi) or (vii).

“Broker” shall have the meaning set forth in Section 11.18 hereof.

“BSA” shall have the meaning set forth in the definition of the term “Prohibited Person”.

“Business Day” means any day other than a Saturday, Sunday or public holiday or a day on which federally insured depository institutions in the State of New York are authorized or obligated by law, governmental decree or executive order to be closed.

“Cash Collateral Agreement” means, that certain Cash Collateral Agreement, dated as of the Closing Date, by and among Borrowers, Lender and Servicer, as the same may be amended, supplemented, restated, reaffirmed or otherwise modified at any time and from time to time.

“Chattels” shall have the meaning set forth in the Mortgages.

“Chattel Paper” means, collectively, whether now owned or hereafter acquired, (i) all “chattel paper” as defined in the UCC (whether tangible chattel paper or electronic chattel paper relating to the Collateral and/or the Loan), and (ii) all “chattel paper, instruments and documents” described in the Security Documents.

“Closing Date” shall have the meaning set forth in Section 3.1 hereof.

“Code” means the Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

“Collateral” means, collectively, for each of the Properties, the Land, Improvements, Contracts, Leases, Portfolio Gross Revenue, Personalty, Intangible Personalty, Chattels, all Proceeds and (to the full extent assignable) Permits, all whether now owned or hereafter acquired, and all other property, that is, or hereafter may become, subject to a Lien in favor of Lender as security for the Loan, and including all property of any kind described as part of the “Property”, as defined in the Mortgages, as “Collateral”, as defined in any of the Security Documents, and/or as collateral under any UCC-1 Financing Statement, but excluding any right to the name or tradename “Plymouth”.

“Contracts” means, collectively, all contracts and agreements entered into by or on behalf of any Borrower that are executed in connection with the use, maintenance, furnishing, equipping, ownership, operation and management of any Property or other Collateral (including, without limitation, the Initial Property Management Agreement and any agreement for the sale, lease or exchange of goods or other property and/or the performance of services by it, in each case whether now in existence or hereafter arising or acquired) and any warranties in respect of any Property, as any such contracts or agreements have been or may be from time to time amended, supplemented or otherwise modified, together with any guaranties thereof.

“Control” means, with respect to any Person, (i) ownership, directly or indirectly, of greater than fifty percent (50%) of the ownership interest in such Person or (ii) the power or authority, directly or indirectly through one or more intermediaries, through the ownership of voting securities, by contract or otherwise, to direct or cause the direction of the day-to-day management, activities or policies of such Person. This definition is to be construed to apply equally to variations of the word “Controlled”, “Controlling” and “Controlled by”.

“Controversial Person” means any Person, or any Affiliate of such Person, that in the past seven (7) years, has been the subject of any Controversial Person Litigation.

“Controversial Person Litigation” means (i) litigation commenced by any lender against any Person alleging that such Person (x) failed to repay or failed to make required payments in respect of a loan or (y) breached or violated any covenants in commercial mortgage loan documents or commercial mezzanine loan documents covered by non-recourse carve out provisions of the type included in the Loan Documents, and in the case of either (x) or (y), (A) such Person contested such litigation and (B) a court of competent jurisdiction ruled in favor of such lender with regard to such allegation or the parties to the litigation settled the litigation pursuant to a settlement in which such Person acknowledged that such Person had failed to repay or failed to make such required payments or had breached or violated any such loan covenants, or (ii) litigation that is commenced by any Person against any such lender alleging that such lender breached or violated any provision of commercial mortgage loan documents or commercial mezzanine loan documents, and a court of competent jurisdiction ruled in favor of such lender with regard to such allegation or in respect of which the parties to the litigation settled the litigation substantially in favor of such lender with regard to such allegation.

“Debt Service Coverage Ratio” means, with respect to any Property, the ratio, as reasonably determined by Lender as of the date of any determination, of (i) the Net Operating Income for such Property for the period in question (or if no period is designated, for the immediately preceding twelve (12) calendar months), to (ii) the aggregate amount of the annual Loan Debt Service payments allocated to such Property, calculated assuming (a) (x) an initial three-year interest-only period and (y) thereafter a twenty-seven (27) year amortization schedule and (b) the maximum principal amount of the Loan has been disbursed and (c) the debt service payments due in respect of all other Indebtedness secured, or to be secured, by a Lien on all or any part of such Property or on any direct or indirect interest in the Borrower that owns such Property (excluding the Permitted Mezzanine Financing), in each case, for the period in question (or if no such period is designated, for the twelve (12) calendar months following such period).  Debt Service Coverage Ratio shall be calculated in accordance with GAAP, excluding revenue and expenses relating to intangibles. For the purposes of this definition of Debt Service Coverage Ratio only, (1) if the Future Advance has been made, the reference to “maximum principal amount” in clause (b) of this definition shall mean the amount of $120,000,000.00, and (2) if the Future Advance has not been made, the reference to “maximum principal amount” in clause (b) of this definition shall mean the amount of $111,500,000.00.

“Default” means the occurrence of any event that, but for the giving of notice or the passage of time, or both, would be an Event of Default.

“Default Rate” shall have the meaning set forth in the Notes.

“Deposit Account” shall have the meaning set forth in the Cash Collateral Agreement.

“Documents” means, collectively, whether now owned or hereafter acquired, all “documents” as defined in the UCC (whether negotiable or non-negotiable) or other receipts covering, evidencing or representing goods.

“Eligible Account” means a separate and identifiable account or subaccount maintained with Lender or a financial institution approved by Lender; provided, however, that an Eligible Account shall not be evidenced by a certificate of deposit, passbook, other instrument or any other physical indicia of ownership.

“Embargoed Person” shall have the meaning set forth in Section 5.1.21(E) hereof.

“Entity Guarantors” means collectively, REIT Guarantor and OP Guarantor.

“Environmental Indemnity Agreement” means that certain Environmental Indemnity Agreement, dated as of the Closing Date, by and between Borrowers and Entity Guarantors, to and for the benefit of Lender in respect of each Property and as security for the Loan, as the same may be amended, supplemented or otherwise modified from time to time.

“Environmental Law” shall have the meaning set forth in the Environmental Indemnity Agreement.

“Environmental Reports” means, collectively, each Phase I Environmental Site Assessment Report in respect of each Property, as listed on Schedule II of the Environmental Indemnity Agreement and the Phase II Environmental Report in respect of the 11540 Mosteller Property, as further described in the Environmental Indemnity Agreement.

“Equipment” means, collectively, whether now owned or hereafter acquired, (i) all “equipment” as defined in the UCC in respect of each Property, and (ii) all of the following (regardless of how classified under the UCC): all building materials, construction materials, personal property constituting furniture, fittings, appliances, apparatus, improvements, machinery, devices, interior improvements, appurtenances, equipment, plant, furnishings, fixtures, computers, electronic data processing equipment, telecommunications equipment and other fixed assets now owned or hereafter acquired by any Borrower in respect of each Property, and all Proceeds of (i) and (ii) as well as all additions to, substitutions for, replacements of or accessions to any of the items recited as aforesaid and all attachments, components, parts (including spare parts) and accessories, whether installed thereon or affixed thereto, all regardless of whether the same are located on each Property or are located elsewhere (including, without limitation, in warehouses or other storage facilities or in the possession of or on the premises of a bailee, vendor or manufacturer) for purposes of manufacture, storage, fabrication or transportation and all extensions and replacements to, and proceeds of, any of the foregoing, but exclusive of those items which are property of a third party contractor or any other third party. The “Equipment” shall also include any and all “furniture, furnishings and equipment” of each Property owned by any Borrower as such term is commonly understood in the real estate industry, including without limitation any and all fixtures, furnishings, equipment, furniture, and other items of tangible personal property now or hereafter located on the Land or used in connection with the use, occupancy, operation and maintenance of all or any part of any Property, including, without limitation, appliances, machinery, equipment, signs, artwork (including paintings, prints, sculpture and other fine art), office furnishings and equipment, and specialized equipment for public rooms, health and recreational facilities, awnings, shades, blinds, floor coverings, hall and lobby equipment, heating, lighting, electrical, plumbing, ventilating, refrigerating, incinerating, elevators, escalators, air conditioning, communication equipment, and internet and “wifi” equipment, plants or systems with appurtenant fixtures, vacuum cleaning systems, security systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials; all equipment, manual, mechanical or motorized, for the construction, maintenance, repair and cleaning of, parking areas, walks, underground ways, truck ways, driveways, common areas, roadways, highways and streets; vehicles; and recycling equipment.

“Equipment Financing” shall have the meaning set forth in Section 7.2 hereof.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and, as of the relevant date, any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

“ERISA Affiliate” means any corporation or trade or business that is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which any Borrower or Guarantor is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which any Borrower or Guarantor is a member.

“ERISA Event” means (i) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the thirty (30) day notice period is waived by regulation); (ii) the existence with respect to any Plan of an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (iii) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (iv) the incurrence by any Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (v) the receipt by any Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (vi) the incurrence by any Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (vii) the receipt by any Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from any Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

“Event of Default” shall have the meaning set forth in Section 6.1 hereof.

“Excess Termination Fees” shall have the meaning set forth in Section 5.1.18(D)(ii) hereof.

“Executive Order” shall have the meaning set forth in the definition of the term “Prohibited Person”.

“First Notice Request Date” shall have the meaning set forth in Section 5.1.18(C) hereof.

“Fiscal Year” means, with respect to any Borrower or Guarantor, the twelve (12) month period ending on December 31st of each year (or, in the case of the first fiscal year of such Borrower or Guarantor, such shorter period from the Closing Date through such date) or such other fiscal year of such Borrower or Guarantor as such Borrower or Guarantor may select from time to time with Lender’s prior written consent.

“Future Advance” shall have the meaning given to such term in the Future Advance Agreement.

“Future Advance Agreement” shall mean that certain Future Advance Agreement and Agreement to Add Property, dated as of the Closing Date, by and among Borrowers and Lenders, as the same may be amended, supplemented or otherwise modified from time to time.

“Future Advance Cut-Off Date” shall have the meaning given to such term in the Future Advance Agreement.

“Future Advance Funding Date” shall have the meaning given to such term in the Future Advance Agreement.

“GAAP” means generally accepted accounting principles in the United States of America as of the date of the applicable financial report, consistently applied.

“General Intangibles” means, collectively, whether now owned or hereafter acquired by any Borrower, (i) all “general intangibles”, “payment intangibles” and “software” each as defined in the UCC, (ii) all General Intangibles described in the Security Documents, (iii) all causes in action, causes of action and all other intangible personal property of any Borrower of every kind and nature, wherever located, and (iv) corporate, partnership, limited liability company or other business records relating to any Borrower and/or, to the extent maintained by any Borrower or in any Borrower’s possession, each Property (including computer-readable memory and any computer hardware or software necessary to retrieve such memory), insurance policies, good will, inventions, designs, software, patents, trademarks and applications therefor, computer programs, trade names, trade styles, trade secrets, copyrights, registrations and other intellectual property, licenses, franchises, customer lists, tax refund claims, claims for wages, salaries or other compensation of an employee, landlord’s liens, liens given by statute or other rule of law for services or materials, agricultural liens, judgments and rights represented by judgments and rights of recoupment or set off. The General Intangibles also include all Contracts.

“Governing Documents Certificate” means that certain Certificate Concerning Governing Documents, dated as of the Closing Date, made by Borrowers and REIT Guarantor to and for the benefit of Lender.

“Governmental Authority” means (i) the government of (a) the United States of America or any state or other political subdivision thereof, or (b) any other jurisdiction in which any Borrower, any Guarantor or the direct or indirect constituents (as applicable) of any Borrower or any Guarantor conducts all or any part of its business, or which asserts jurisdiction over any properties of any of the foregoing, or (ii) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Gross Revenue” means, with respect to each Property, all payments and other revenues (exclusive, however, of any payments attributable to sales taxes or use and occupancy taxes) received by or on behalf of (or paid at the direction of) the Borrower that owns such Property from all sources related to the ownership or operation of such Property, including, but not limited to, rents, fees, income, receipts, revenues, issues, profits, advances, prepaid rents, lease termination payments, parking fees, oil and gas or other mineral royalties and bonuses, Termination Fees, interest, security deposits (but only to the extent that such security deposits are applied to tenant obligations or are no longer subject to being returned to the applicable tenant and excluding utility or other similar deposits), business or rental interruption insurance proceeds (but not other insurance or condemnation proceeds), operating expense pass-through revenues, direct expense reimbursements, common area maintenance charges, refunds, rebates and reimbursements (other than by Lender or from reserve or escrow accounts under the Loan Documents) of any operating expenses, taxes or capital improvement costs related to such Property previously paid (excluding amounts required to be returned to tenants), payments received by or on behalf of such Borrower as compensation or as settlement of claims or litigation, and payments under an indemnity or other similar matters with respect to such Borrower or such Property, in each case, for the relevant period for which the calculation of Gross Revenue is being made. Gross Revenue shall be (i) adjusted so that any prepaid rents and other prepaid payments received by or on behalf of such Borrower shall be spread out over the periods during which such rents or payments are earned or applicable, and (ii) based on a lease-in-place analysis that reflects the then current Leases in place at such Property, as determined by Lender in its reasonable discretion, in accordance with Lender’s standard underwriting criteria consistently applied, and excluding extraordinary or one-time items.

“Guarantor(s)” means, individually, or collectively, as the case may require, the REIT Guarantor, the OP Guarantor, Jeffrey E. Witherell, Daniel C. Wright, and/or Pendleton P. White, Jr.

“Guarantor Minimum Available Liquidity Requirement” means, at all times prior to the indefeasible repayment in full of the Secured Obligations, Guarantors shall maintain, in the aggregate, an Available Liquidity of not less than $5,000,000.00

“Guarantor Minimum Net Worth Requirement” means, at all times prior to the indefeasible repayment in full of the Secured Obligations, Guarantors shall maintain, in the aggregate, a Net Worth of not less than $31,000,000.00.

“Guaranty Agreement” means, collectively, the Non-Recourse Carveout Guaranty and the Wright Guaranty.

“Imposition” or “Impositions” means, individually or collectively, as the case may require all taxes (including, without limitation, all real estate, ad valorem, sales (including those imposed on lease rentals), use, single business, gross receipts, value added, intangible transaction privilege, privilege or license or similar taxes), assessments (including, without limitation, all assessments for public improvements or benefits, whether or not commenced or completed within the term of the Loan), water, sewer or other rents and charges, excises, levies, governmental fees (including, without limitation, license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, foreseen or unforeseen, of every character in respect of any Property (including all interest and penalties thereon) and any other payments required to be paid by the owner of any Property under any agreements in respect of the exemption, abatement or reduction in taxes, which at any time prior to, during or in respect of the term hereof may be assessed against, imposed on or in respect of or otherwise payable in respect of or be a Lien upon (i) Borrowers (or any of them) (including, without limitation, all income, franchise, single business or other taxes imposed on Borrowers (or any of them) for the privilege of doing business in the jurisdiction in which any Property, or any other collateral delivered or pledged to Lender in connection with the Loan, is located), or (ii) any Property or any other Collateral delivered or pledged by any Borrower to Lender in connection with the Loan, or any part of either thereof or any Proceeds or Gross Revenue therefrom or any estate, right, title or interest therein, or (iii) any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with any Property or the leasing or use of any Property or any part thereof, or the operation and occupancy of any Property, or (iv) the Loan or any Loan Document.

“Improvements” means, collectively, all buildings, structures, fixtures and improvements of any nature whatsoever now or hereafter situated on the Land (including, without limitation, all gas and electric fixtures, radiators, heaters, engines and machinery, boilers, ranges, elevators and motors, plumbing and heating fixtures, carpeting and other floor coverings, water heaters, awnings and storm sashes, and cleaning apparatus which are or shall be attached to the Land or such buildings, structures or improvements and including any additions, enlargements, extensions, modifications, repairs or replacements thereto).

“Indebtedness” means, as of the date of any determination thereof, (i) all indebtedness for borrowed money or purchase money financing, (ii) all indebtedness evidenced by a note, bond, debenture or similar instrument, (iii) the face amount of all letters of credit and, without duplication, all unreimbursed amounts drawn thereunder, (iv) all net payment obligations under any interest rate protection agreements and currency swaps and similar agreements (if any), and (v) all other indebtedness.

“Indemnified Party” or “Indemnified Parties” shall have the meaning set forth in Section 5.1.4(A) hereof.

“Independent” means, when used with respect to any Person, a Person that (i) does not have any direct financial interest or any material indirect financial interest in any Borrower Control Person or in any Affiliate of any Borrower Control Person, and (ii) is not connected with any Borrower Control Person or any Affiliate of any Borrower Control Person as an officer, employee, trustee, member, partner, stockholder, director or person performing similar functions.

“Independent Manager” shall have the meaning set forth in Section 5.1.14 hereof.

“Individual Guarantor(s)” shall mean, individually or collectively, as the case may require, Jeffrey E. Witherell, Daniel C. Wright, and/or Pendleton P. White, Jr.

“Initial Property Manager” means each of the Property Managers listed on Schedule 4 attached hereto.

“Initial Property Management Agreement” means each of the Initial Property Management Agreements set forth on Schedule 4 attached hereto, as the same may be amended, supplemented or otherwise modified from time to time, to the extent permitted under this Agreement.

“Insolvency Action” shall mean, with respect to any Person, any action, event or proceeding of the type described in Section 6.1.9, Section 6.1.10, Section 6.1.11, Section 6.1.12 or Section 6.1.13 of this Agreement.

“Instruments” means, collectively, whether now owned or hereafter acquired, all “instruments” as defined in the UCC.

“Insurance Agreement” means that certain Agreement Concerning Insurance Requirements, dated as of the Closing Date, by and among Borrowers and Lender, as the same may be amended, supplemented or otherwise modified from time to time.

“Insurance Requirements” means the obligation of each Borrower (i) to maintain the applicable insurance policies pursuant to and in accordance with the Insurance Agreement and (ii) to comply with all terms of each such insurance policy.

“Intangible Personalty” shall have the meaning set forth in the Mortgages.

“Intellectual Property” means, collectively, whether now owned or hereafter acquired, (i) the trademark licenses, trademarks, rights in intellectual property, trade names, logos, service marks and copyrights, copyright licenses, patents, patent licenses owned, licensed or used by Borrowers (or any of them) in the operation of the Properties or in the conduct of the business of Borrowers (or any of them), (ii) or the license to use intellectual property such as computer software owned or licensed by any Borrower, and (iii) other proprietary business information relating to any Borrower’s policies, procedures, manuals and trade secrets.

“Inventory” means, collectively, whether now owned or hereafter acquired, all “inventory” as defined in the UCC and shall include all Documents representing the same. Without limiting the generality of the foregoing, the term “Inventory” shall include the entire interest of each Borrower in all inventory actually used or consumed in the operation of any Property, or commonly used or consumed in a property similar to any Property, including, without limitation: (i) all goods, merchandise, raw materials, work in process and other personal property, wherever located, now or hereafter owned or held by any Borrower for manufacture, processing, the providing of services or sale, use or consumption in the operation of any Property (including, without limitation, fuel, supplies and similar items and all substances commingled therewith or added thereto); (ii) all other items of any Borrower that would be entered on a balance sheet under the line items for “Inventories”; and (iii) all rights and claims of each Borrower against any Person that may store or acquire the Inventory for the account of any such Borrower, or from whom any such Borrower may purchase the Inventory.

“Investment Property” means, collectively, whether now owned or hereafter acquired, all “investment property” as defined in the UCC.

“Land” means the real property described in Exhibit C-1, Exhibit C-2, Exhibit C-3, Exhibit C-4, Exhibit C-5, Exhibit C-6, Exhibit C-7, Exhibit C-8, Exhibit C-9, Exhibit C-10, Exhibit C-11, Exhibit C-12, Exhibit C-13, Exhibit C-14, Exhibit C-15, Exhibit C-16, Exhibit C-17, Exhibit C-18, Exhibit C-19 and Exhibit C-20, each attached hereto, and any land lying between the boundaries of such tract or tracts and the center line of any adjacent street, road, avenue, or alley, whether opened or proposed, and any tidelands or filled lands within the boundaries described on the applicable exhibit, as well as all rights-of-way, easements, Property Record Agreements and other appurtenances thereto.

“Lease” means any lease, sublease, letting, occupancy agreement, tenancy and license relating to any Property or any part thereof, including, without limitation, any Lease with a Required Tenant, now or hereafter entered into, and all amendments, extensions, renewals and guarantees thereof, and all security therefor. As the context may require, “Leases” means more than one (1) Lease or every Lease in respect of the Properties.

“Lease Approval Deliveries” shall have the meaning set forth in Section 5.1.18(A) hereof.

“Lease Certificate” means, collectively, for each Property, those certain Certificates Concerning Leases and Financial Condition, dated as of the Closing Date, made by Borrowers and REIT Guarantor in favor of Lender concerning, among other things, the Leases and financial condition of Borrowers and REIT Guarantor.

“Lease Form” means any Borrower’s standard form of Lease relating with respect to any Property, as each such form is to be approved by Lender, prior to entering into any Lease.

“Lease Summary Term Sheet” means a term sheet for a proposed Lease that includes, without limitation, the following items with respect to such proposed Lease: (i) the name of the tenant, (ii) the use of the leased space, (iii) the rentable square footage, (iv) the space or unit number, (v) the commencement and expiration dates, (vi) the commencement date of rental payments, (vii) the monthly base rent, (viii) the base year for any operating expense and/or real estate tax escalation payments, (ix) any other rent escalations, (x) any rent abatements or “free rent” periods, (xi) a reasonably detailed description of any landlord’s work, including both work to the leased premises and any work to the lobby and/or other areas of the Improvements, (xii) any tenant improvement allowance and any other tenant concessions or expenses to be reimbursed by landlord, (xiii) any electricity payments and electric direct metering or submetering, (xiv) any renewal, expansion, extension, purchase and/or termination options, (xv) any security deposit, (xvi) any guaranty of the lease, (xvii) any assignment and subletting rights of the tenant, (xviii) any exterior signage rights, and (xix) any brokerage commissions due in connection with the Lease.

“Legal Requirement(s)” means any or all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of any Governmental Authority (including, without limitation, all building and zoning and other land use laws and regulations and Environmental Law) affecting any Borrower, any Guarantor, any other Borrower Control Person, any Property, the Loan or any part thereof or the construction, use, alteration or operation thereof, or any part thereof, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments (entered into with any Governmental Authority or any other third party), at any time in force affecting any Property or any part thereof (including, without limitation, any which may (i) require repairs, modifications or alterations in or to any Property or any part thereof, whether or not foreseeable and whether or not structural, or (ii) in any way limit the use and enjoyment thereof).

“Lender” means each entity named in the introductory paragraph of this Agreement, whose legal address is c/o AIG Investments, 777 S. Figueroa Street, 16th Floor, Los Angeles, California 90017-5800, together with any future holder of the Notes.

“Lender Taxes” means any taxes imposed on the income of Lender, or any franchise, capital stock or similar taxes assessed to Lender.

“Lender Transferee” shall have the meaning set forth in Section 11.9.3 hereof.

“Lien(s)” means, individually or collectively, as the context may require, any mortgage, deed of trust, lien (statutory or other), pledge, hypothecation, assignment, security interest, or any other encumbrance or charge on or affecting any Borrower, any Property, the Chattels, the Intangible Personalty or any other Collateral or any portion thereof, or any direct or indirect interest therein (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement or similar instrument under the UCC or comparable law of any other jurisdiction, domestic or foreign, and mechanic’s, materialmen’s and other similar liens and encumbrances).

“Loan” means the loan facility made by Lender to Borrowers for the maximum amount equal to the Loan Amount pursuant to the terms of the Notes, this Agreement and the other Loan Documents.

“Loan Amount” means an aggregate maximum amount of up to One Hundred Twenty Million and 00/100 Dollars ($120,000,000.00).

“Loan Application” means the “Mortgage Loan Application” among Lender and Borrowers, dated as of August 4, 2016, together with all exhibits and addenda thereto.

“Loan Debt Service” means, for any month, the amount of interest or interest and principal, as may be applicable, required hereunder and the Notes for such month, and, for any year, the then aggregate payments of interest and principal required hereunder and the Notes for such year.

“Loan Document(s)” means this Agreement, the Notes, the Mortgages, the Environmental Indemnity Agreement, the Assignments of Leases, the Lease Certificate, the Guaranty Agreement, the Insurance Agreement, the Governing Documents Certificate, the Subordination of Management Agreement, the Subordination of Leasing Agreement, the Partial Release Agreement, the Reserve Agreement (TI/LC), the Reserve Agreement (Immediate Repairs), the Future Advance Agreement, the Subordination of Asset Management Agreement, the Cash Collateral Agreement, the Post-Closing Agreement, the Receipt and Agreement, the UCC-1 Financing Statements and all other agreements, instruments, certificates and documents delivered by or on behalf of Borrowers and/or Guarantors to evidence or secure the Loan or otherwise in satisfaction of the requirements of this Agreement or the other documents listed above, as the same may be amended, supplemented or otherwise modified from time to time. The term “Loan Documents” also includes all modifications, extensions, renewals and replacements of each such document referred to above. Notwithstanding anything to the contrary set forth herein, the 11540 Mosteller Mortgages, the Mosteller ALR, the Mosteller Lease Certificate, the Mosteller Governing Document Certificate and the Mosteller Receipt and Agreement, shall be, and shall be deemed to be, “Loan Documents” from and after the Future Advance has been funded.

“Loan Modification” shall have the meaning set forth in Section 5.1.9 hereof.

“Losses” shall have the meaning set forth in Section 5.1.4(A) hereof.

“Material Adverse Effect” means a material adverse effect upon (i) the business operations, properties, assets or financial condition of any Borrower, Guarantors or any Property that would impair the ability of such Borrower or Guarantors to perform any of its obligations under any Loan Document to which it is a party, (ii) the ability of Lender to enforce its rights under the Loan Documents, (iii) the enforceability, validity, perfection or priority of the lien of the Mortgages, or (iv) the ability of Borrowers to pay or repay the Secured Obligations.

“Maturity Date” shall have the meaning set forth in the Notes.

“Mezzanine Loan Agreement” shall mean that certain Mezzanine Loan Agreement, dated as of the date hereof, between Permitted Mezzanine Lender and Sole Member.

“Mezzanine Loan Documents” shall have the meaning set forth in the Mezzanine Loan Agreement.

“Money” means, collectively, whether now owned or hereafter acquired, (i) all “money” as defined in the UCC and (ii) all cash, or other items of legal tender generated from the use or operation of each Property.

“Mortgages” means, the 8273 Green Meadows Mortgages, the 8288 Green Meadows Mortgages, the 7001 Americana Mortgages, the 3100 Creekside Mortgages, the Shelby Mortgages, the 3940 Stern Mortgages, the 1875 Holmes Mortgages, the 1355 Holmes Mortgages, the 189 Seegers Mortgages, the 11351 West 183rd Mortgages, the 3500 Southwest Mortgages, the 32 Dart Mortgages, the 210 American Mortgages, the 2401 Commerce Mortgages, the 56 Milliken Mortgages, the 1755 Enterprise Mortgages, the 4 East Stow Mortgages, the 4115 Thunderbird Mortgages, the 7585 Empire Mortgages, and the 11540 Mosteller Mortgages. Notwithstanding anything to the contrary set forth herein, the 11540 Mosteller Mortgages shall not constitute “Mortgages” until such time as the Future Advance has been funded.

“Mosteller ALR” shall have the meaning set forth in the Future Advance Agreement.

“Mosteller Determination Date” shall have the meaning set forth in Section 8.2 hereof.

“Mosteller UCCs” shall have the meaning set forth in the Future Advance Agreement.

“Mosteller Lease Certificate” shall have the meaning set forth in the Future Advance Agreement.

“Mosteller Receipt and Agreement” shall have the meaning set forth in the Future Advance Agreement.

“Mosteller Governing Documents Certificate” shall have the meaning set forth in the Future Advance Agreement.

“Multiemployer Plan” means a multiemployer plan defined as such in Section 3(37) of ERISA and which is covered by Title IV of ERISA (i) to which contributions have been, or were required to have been made by any Borrower, Guarantors or any ERISA Affiliate or (ii) with respect to which Borrowers could reasonably be expected to incur liability separately or collectively.

“Net Operating Income” means, with respect to a subject Property, all Gross Revenue of such Property (excluding loans or contributions to capital), less Property Expenses (other than debt service payments due under the Loan Documents) for such Property, as determined in accordance with GAAP, as of the date of such calculation for the period in question (or if no such period is designated, for the preceding twelve (12) calendar months), adjusted (without duplication of any similar adjustment included in the definition of the term “Property Expenses”), however, so that (A) such Property Expenses shall be deemed to include (1) a management fee equal to the greater of the actual management fee for such Property or three percent (3%) of Gross Revenue generated by such Property, and (2) a tenant improvement, leasing commission, and capital improvement reserve equal to $0.25 per rentable square foot per year, (B) payments of Property Expenses, including property taxes and assessments and insurance expenses, are to be spread out over the period during which they accrued and shall be adjusted for any known future changes to any such expenses, (C) any prepaid Gross Revenue and other prepaid payments received are to be spread out over the periods during which such prepaid Gross Revenue and other prepaid payments is earned or applicable, (D) security deposits shall not be included as items of income until duly applied or earned, (E) Gross Revenue shall be based on a lease-in-place analysis that reflects then current Leases in place as of the date of determination, in each case, as determined by Lender, in its reasonable discretion, in accordance with Lender’s standard underwriting criteria, consistently applied, and excluding extraordinary, or one-time items, and (F) any refunds or rebates to operating expenses are to be applied and credited against the applicable operating expenses for the period that such operating expenses were incurred.

“Net Proceeds” means, with respect to any Property, either (i) the purchase price (at foreclosure or otherwise) actually received by Lender from a third party purchaser with respect to such Property, as a result of the exercise by Lender of its rights, powers, privileges and other remedies after the occurrence and during the continuation of an Event of Default or (ii) in the event that Lender (or its nominee) is the purchaser at foreclosure of such Property, the higher, with respect to such Property, of (a) the amount of Lender’s credit bid or (b) such amount as shall be determined in accordance with Legal Requirements, and in either case minus all reasonable costs and expenses (including, without limitation, all attorneys’ fees and disbursements and any brokerage fees, if applicable) incurred by Lender (and its nominee, if applicable) in connection with the exercise of such remedies; provided, however, that such costs and expenses shall not be deducted to the extent such amounts previously have been added to the Secured Obligations in accordance with the terms of the Loan Documents or Legal Requirements.

“Net Worth” shall mean, as to any Guarantor, the excess, if any, of (i) total assets (excluding the Properties or any direct or indirect interest in the Properties or any Borrower) of such Guarantor over (ii) total liabilities (excluding contingent liabilities and excluding liabilities in connection with the Properties or any direct or indirect interest in the Properties or any Borrower) of such Guarantor, with the value of such Guarantor’s partnership or member interest or other ownership in any partnership, limited liability company or other entity (each a “Property Owning Entity”) calculated by assuming a sale at fair market value of all assets of such Property Owning Entity and the distribution of the net proceeds in liquidation, calculated in the same manner and using the same accounting methods as were used in the financial statements of such Guarantor delivered to Lender in connection with the closing of the Loan.

“New Rate” shall have the meaning set forth in the Notes.

“Non-Recourse Carveout Guaranty” means that certain Guaranty Agreement, dated as of the Closing Date, given by Entity Guarantors, Jeffrey E. Witherell and Pendleton P. White Jr. to and for the benefit of Lender, as the same may be amended, supplemented or otherwise modified from time to time.

“Notes” means, collectively, the AGLIC Note, the AHAC Note, the NUFIC Note and the USLIC Note, each of even date herewith, totaling the aggregate stated principal amount of the Loan Amount.

“Notice” means, for any Borrower or Lender, a written notice or other communication delivered to the address set forth for such party in Section 11.6 hereof, as such address may be changed by such party pursuant to Section 11.6 by giving notice in the manner set forth in Section 11.6 hereof.

“NUFIC” shall have the meaning set forth in the introductory paragraph of this Agreement.

“NUFIC Note” means that certain Promissory Note (NUFIC) of even date herewith from Borrowers, payable to the order of NUFIC, in the maximum original principal amount of up to $21,900,000.00, together with all amendments, modifications, supplements, renewals and extensions of such promissory note. All terms and provisions of the NUFIC Note are incorporated by this reference in this Agreement. The entire outstanding principal balance, and all other amounts due under the NUFIC Note, this Agreement, the Mortgages and the other Loan Documents, together with all accrued and unpaid interest thereon, shall be due and payable on the Maturity Date.

“OFAC” shall have the meaning set forth in the definition of the term “Prohibited Person”.

“OFAC Listed Person” shall have the meaning set forth in the definition of the term “Prohibited Person”.

“Officer’s Certificate” means a certificate delivered to Lender by any Borrower, Borrowers or any Guarantor that is signed by an authorized officer of such Borrower, Borrowers, (or if such Guarantor is an Entity Guarantor) Guarantor.

“OP Guarantor” means PLYMOUTH INDUSTRIAL OP, LP, a Delaware limited partnership.

“Operating Budget” means, with respect to any Fiscal Year for any Property, the operating budget for such Property reflecting projections of the applicable Borrower and Property Expenses for such Property for such Fiscal Year (on an annual and monthly basis) and submitted by such Borrower to Lender.

“Organizational Chart” shall have the meaning set forth in Section 7.1(C)(2)(iv) hereof.

“Organizational Documents” means, collectively, with respect to any Person that is an entity, (i) the certificate/articles of formation, certificate of incorporation, partnership certificate, or other organizational document of such Person, as amended, modified or supplemented, (ii) the authorization of such Person to do business in the jurisdiction of such Person’s respective incorporation, organization and/or formation and the jurisdiction in which such Person (directly) owns any real property, and (iii) the by-laws, partnership agreement, limited liability agreement, operating agreement, trust agreement or other similar documents of such Person, as amended, modified or supplemented.

“Original Interest Rate” shall have the meaning set forth in the Notes.

“Partial Release Agreement” shall mean that certain Partial Release of Property Agreement by and between Borrowers and Lender, dated as of the Closing Date, as the same may be amended, supplemented or otherwise modified from time to time.

“Participant” shall have the meaning set forth in Section 11.9.1 hereof.

“Patriot Act” shall have the meaning set forth in the definition of “Prohibited Person”.

“Payment Date” shall have the meaning set forth in the Notes.

“Payment Intangibles” means, collectively, whether now owned or hereafter acquired, all “payment intangibles” as defined in the UCC.

“PBGC” means the Pension Benefit Guaranty Corporation established under ERISA, or any successor thereto.

“Permits” means, collectively, all building permits, licenses, permits, approvals, franchises, authorizations, variances and certificates required by Legal Requirements to be obtained by any Borrower and used in connection with the construction, development, ownership, maintenance, operation, use or occupancy of any Property (including, without limitation, business licenses, liquor and alcoholic beverage licenses, state health department licenses, licenses to conduct business and all such other permits, licenses and rights, obtained from any Governmental Authority or private Person concerning construction, ownership, operation, use or occupancy of any Property) and/or the conduct of any business of any Borrower, but specifically excluding any of the foregoing that are the obligations of tenants to obtain under their respective Leases with respect to the conduct of their respective businesses.

“Permitted Encumbrances” means, with respect to any Borrower, (i) the matters set forth on Exhibit B of the applicable Mortgages executed by such Borrower; (ii) Liens for taxes, assessments or similar charges incurred in the ordinary course of business of such Borrower that are not yet due and payable; (iii) Liens in favor of Lender; (iv) all Liens and other matters set forth in Schedule B of the Title Insurance Policy, (v) Leases that are subordinate by their express terms to the Mortgages, (vi) to the extent set forth in Section 7.2(E) hereof, Permitted Indebtedness and (vii) any other matters consented to by Lender (in Lender’s sole and absolute discretion) in writing.

“Permitted Indebtedness” shall have the meaning set forth in Section 7.2 hereof.

“Permitted Mezzanine Financing” shall have the meaning defined in Section 7.1(B) hereof.

“Permitted Mezzanine Financing Intercreditor Agreement” shall mean that certain Intercreditor Agreement, of even date herewith, between Lender and Sole Member (and any permitted successors and assigns of Sole Member), as the same may be modified, amended and/or supplemented from time to time.

“Permitted Mezzanine Lender” shall have the meaning defined in Section 7.1(B) hereof.

“Permitted Transfer” shall have the meaning defined in Section 7.1(C) hereof.

“Person” means an individual, a corporation, an association, a joint stock company, a trust, a business trust, a partnership, a joint venture, a limited liability company, a real estate investment trust, an unincorporated organization, department, or a government, foreign country or regime (or any agency, agent, instrumentality or political subdivision thereof), or any other entity (whether incorporated or unincorporated).

“Personalty” means, collectively, all Equipment, Inventory, Accounts, Chattels, Chattel Paper, General Intangibles, Instruments, Investment Property, Receivables, Contracts and Intellectual Property and all other personal property as defined in the UCC, now owned or hereafter acquired by any Borrower in respect of any Property and now or hereafter affixed to, placed upon, used in connection with, arising from or otherwise related to any Property or which may be used in or relating to the planning, development, financing or operation of such Property, including, without limitation, furniture, furnishings, equipment, machinery, money, insurance proceeds, accounts, contract rights, trademarks, goodwill, chattel paper, documents, trade names, licenses and/or franchise agreements, rights of any Borrower under leases of fixtures or other personal property or equipment, inventory, all refundable, returnable or reimbursable fees, deposits or other funds or evidences of credit or indebtedness deposited by or on behalf of any Borrower with any Governmental Authorities, boards, corporations, providers of utility services, public or private, including specifically, but without limitation, all refundable, returnable or reimbursable tap fees, utility deposits, commitment fees and development costs.

“Plan” means an employee benefit or other plan, other than a Multiemployer Plan, that is covered by Title IV of ERISA or Section 302 of ERISA or Section 412 of the Code, and (i) was established or maintained by any Borrower or any ERISA Affiliate during the five (5) year period ended prior to the date of this Agreement or to which any Borrower or any ERISA Affiliate makes, is obligated to make or has, within the five (5) year period ended prior to the date of this Agreement, been required to make contributions or (ii) with respect to which any Borrower could reasonably be expected to incur liability.

“Plymouth Financial” shall mean Plymouth Industrial 20 Financial LLC, a Delaware limited liability company.

“Portfolio Debt Service Coverage Ratio” means, with respect to all the Properties (but excluding any Released Property released pursuant to the Partial Release Agreement and the 11540 Mosteller Property until such time as the Future Advance has been funded) the ratio, as reasonably determined by Lender as of the date of any determination, of (i) the Portfolio Net Operating Income for the period in question (or if no period is designated, for the immediately preceding twelve (12) calendar months), to (ii) the aggregate amount of the annual Loan Debt Service payments due under the Loan Documents allocated for all such Properties, calculated assuming (a) (x) an initial three-year interest-only period, and (y) thereafter a twenty-seven (27) year amortization schedule, and (b) the maximum principal amount of the Loan has been disbursed, and (c) the debt service payments due in respect of all other Indebtedness secured or to be secured by a Lien with respect to any or all of the Properties or any direct or indirect interest in any Borrower (excluding the Permitted Mezzanine Financing), in each case, for the period in question (or if no such period is designated, for the twelve (12) calendar months following such period). Portfolio Debt Service Coverage Ratio shall be calculated on a cash flow basis. For the purposes of this definition of Portfolio Debt Service Coverage Ratio only, (1) if the Future Advance has been made, the reference to “maximum principal amount” in clause (b) of this definition shall mean the amount of $120,000,000.00, and (2) if the Future Advance has not been made, the reference to “maximum principal amount” in clause (b) of this definition shall mean the amount of $111,500,000.00.

“Portfolio Gross Revenue” means, for any period, the aggregate amount of all of the Gross Revenue of all of the Properties (but excluding any Released Property released pursuant to the Partial Release Agreement and the 11540 Mosteller Property until such time as the Future Advance has been funded).

“Portfolio Loan-to-Value Ratio” means the ratio, as determined by Lender, of (i) the aggregate Principal Indebtedness and all other Indebtedness secured by Liens with respect to any or all of the Properties (but excluding any Released Property released pursuant to the Partial Release Agreement and the 11540 Mosteller Property until such time as the Future Advance has been funded) or any direct or indirect interest in any Borrower to (ii) the aggregate amount of the fair market value of the Properties (but excluding any Released Property released pursuant to the Partial Release Agreement), as such fair market value is determined by an Appraisal of each Property but excluding any Released Property released pursuant to the Partial Release Agreement).

“Portfolio Mortgages A-1” shall mean, collectively, the 8288 Green Meadows Mortgage A-1, the 8273 Green Meadows Mortgage A-1, the 7001 Americana Mortgage A-1, the 3100 Creekside Mortgage A-1, the Shelby Mortgage A-1, the 3940 Stern Mortgage A-1, the 1875 Holmes Mortgage A-1, the 1355 Holmes Mortgage A-1, the 189 Seegers Mortgage A-1, the 11351 West 183rd Mortgage A-1, the 3500 Southwest Mortgage A-1, the 32 Dart Mortgage A-1, the 210 American Mortgage A-1, the 2401 Commerce Mortgage A-1, the 56 Milliken Mortgage A-1, the 1755 Enterprise Mortgage A-1, the 4 East Stow Mortgage A-1, the 4115 Thunderbird Mortgage A-1, the 7585 Empire Mortgage A-1, and, if the Future Advance is funded, the 11540 Mosteller Mortgage A-1.

“Portfolio Mortgages A-2” shall mean, collectively, the 8288 Green Meadows Mortgage A-2, the 8273 Green Meadows Mortgage A-2, the 7001 Americana Mortgage A-2, the 3100 Creekside Mortgage A-2, the Shelby Mortgage A-2, the 3940 Stern Mortgage A-2, the 1875 Holmes Mortgage A-2, the 1355 Holmes Mortgage A-2, the 189 Seegers Mortgage A-2, the 11351 West 183rd Mortgage A-2, the 3500 Southwest Mortgage A-2, the 32 Dart Mortgage A-2, the 210 American Mortgage A-2, the 2401 Commerce Mortgage A-2, the 56 Milliken Mortgage A-2, the 1755 Enterprise Mortgage A-2, the 4 East Stow Mortgage A-2, the 4115 Thunderbird Mortgage A-2, the 7585 Empire Mortgage A-2, and, if the Future Advance is funded, the 11540 Mosteller Mortgage A-2.

“Portfolio Net Operating Income” means as of the date of calculation, the aggregate of all of the Net Operating Income of all of the Properties (but excluding any Released Property released pursuant to the Partial Release Agreement and the 11540 Mosteller Property until such time as the Future Advance has been funded).

“Preferred Equity Redemption” shall mean the redemption of the membership interest in Sole Member that is held by Preferred Member.

“Preferred Member” shall mean DOF IV Plymouth PM, LLC, a Delaware limited liability company.

“Principal Indebtedness” means the principal amount of the Loan outstanding as adjusted by each increase and the Future Advance (including for Protective Advances, if any), or decrease in such principal amount of the Loan outstanding, whether as a result of prepayment or otherwise, from time to time.

“Proceeds” shall have the meaning set forth in the UCC and, in any event, shall include, without limitation, proceeds, product, offspring, rents, profits or receipts, in whatever form, arising from the Collateral. Without limiting the generality of the foregoing, the term “Proceeds” shall include the following:

(i)       cash, Instruments and other property received, receivable or otherwise distributed in respect of or in exchange for any or all of the Collateral or any Property;

(ii)       the collection, sale, lease, sublease, concession, exchange, assignment, licensing or other disposition of, or realization upon, any item or portion of the Collateral or any Property (including, without limitation, all claims of any Borrower against third parties for loss of, damage to, destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral or any Property now existing or hereafter arising);

(iii)       any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Borrower from time to time with respect to any of the Collateral or any Property;

(iv)       any and all payments (in any form whatsoever) made or due and payable to any Borrower from time to time in connection with the requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral or any Property by any Governmental Authority (or any Person acting under color of Governmental Authority); and

(v)       any and all other amounts from time to time paid or payable to any Borrower under or in connection with any of the Collateral or any Property.

“Prohibited Person” means:

(i)       any Person that is identified on the list of Specially Designated Nationals and Blocked Persons or the list of Foreign Sanctions Evaders (collectively, an “OFAC Listed Person”) published by the Office of Foreign Assets Control, United States Department of the Treasury (“OFAC”), or is restricted from doing business under any statute (including, without limitation, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56) (the “Patriot Act”)), executive order (including, without limitation, the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism and the Annex thereto, collectively, the “Executive Order”), or other governmental action relating to terrorism financing, terrorism support and/or otherwise relating to terrorism;

(ii)       any agent, department, or instrumentality of, or any Person otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, (x) any OFAC Listed Person or (y) any Person that is the target of any sanctions programs administered and/or enforced by OFAC;

(iii)       any Person that is otherwise blocked by or a target of United States economic sanctions;

(iv)       any Person that (A) has been found in violation of, charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) (the “BSA”), 18 U.S.C. §§ 1956 and 1957, the USA PATRIOT Act or any other United States law or regulation governing such activities (collectively, “Anti-Money Laundering Laws”) or any U.S. economic sanctions violations, (B) is under investigation by any Governmental Authority for possible violation of Anti-Money Laundering Laws or any U.S. economic sanctions violations, (C) has been assessed civil penalties under any Anti-Money Laundering Laws or any U.S. economic sanctions, or (D) has had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws;

(v)       any Person that (A) is owned or controlled by the government of Cuba, Iran, Sudan, Burma (Myanmar), North Korea, Syria, or the Crimea region of Ukraine, (B) is located in Cuba, Iran, Sudan, Burma (Myanmar), North Korea, Syria or the Crimea region of Ukraine, (C) does business in or with Cuba, Iran, Sudan, North Korea, Burma (Myanmar), Syria, or the Crimea region of Ukraine, (D) is otherwise blocked by or a target of United States economic sanction, and/or (E) does business with, in, or involving Persons that are (or are beneficially owned or Controlled by) any Person that falls under the immediately preceding clauses (A), (B), (C) and/or (D).

(vi)       any Person that is in violation of (A) the Foreign Corrupt Practices Act of 1977 (15 U.S.C. §§ 78dd-1, et seq.), (B) the Comprehensive Iran Sanctions, Accountability and Divestment Act of 2010; or (C) has engaged or will engage in or has conspired or will conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in the Executive Order or any statutes referred to in this definition of “Prohibited Person”.

“Property” means, individually, any of the 8273 Green Meadows Property, the 8288 Green Meadows Property, the 7001 Americana Property, the 3100 Creekside Property, the Shelby Property, the 3940 Stern Property, the 1875 Holmes Property, the 1355 Holmes Property, the 189 Seegers Property, the 11351 West 183rd Property, the 3500 Southwest Property, the 32 Dart Property, the 210 American Property, the 2401 Commerce Property, the 56 Milliken Property, the 1755 Enterprise Property, the 4 East Stow Property, the 4115 Thunderbird Property, the 7585 Empire Property, and the 11540 Mosteller Property. “Properties” means, collectively, two (2) or more, or all of, as the context may require, of the 8273 Green Meadows Property, the 8288 Green Meadows Property, the 7001 Americana Property, the 3100 Creekside Property, the Shelby Property, the 3940 Stern Property, the 1875 Holmes Property, the 1355 Holmes Property, the 189 Seegers Property, the 11351 West 183rd Property, the 3500 Southwest Property, the 32 Dart Property, the 210 American Property, the 2401 Commerce Property, the 56 Milliken Property, the 1755 Enterprise Property, the 4 East Stow Property, the 4115 Thunderbird Property, the 7585 Empire Property, and the 11540 Mosteller Property. The term “Property” or “Properties shall exclude any Property that has been the subject of a “Release” pursuant to the Partial Release Agreement and the 11540 Mosteller Property until such time as the Future Advance has been funded.

“Property Expenses” means, with respect to any Property, the following costs and expenses (to be calculated without duplication) in respect of such Property, but only, in the case of costs and expenses in respect of goods and services, to the extent that such costs and expenses in respect of such Property (x) are paid to Persons that are generally in the business of providing such goods and services, (y) are reasonable for the types of goods or services provided in the geographical area in which such goods or services are provided and (z) do not constitute (A) payments of Loan Debt Service and Principal Indebtedness, (B) income and franchise taxes, (C) depreciation and amortization, or (D) expenses which are extraordinary in nature and would, under GAAP, be considered “non-recurring”:

(i)       Impositions;

(ii)       insurance premiums for policies of insurance required to be maintained by Borrowers with respect to such Property pursuant to this Agreement or the other Loan Documents;

(iii)       the cost of all electricity, oil, gas, water, steam, heat, ventilation, air conditioning and any other energy, utility or similar item and overtime services with respect to such Property;

(iv)       payments required under service contracts (including, without limitation, service contracts for heating, ventilation and air conditioning systems, elevators, landscape maintenance, pest extermination, snow and ice removal, cleaning, security, furniture, trash removal, answering service and credit checks);

(v)       wages, benefits, payroll taxes, uniforms, the cost of cleaning supplies, insurance costs and all related expenses for on-site maintenance personnel (including, without limitation, general repair, maintenance and security employees), whether hired by Borrowers, Lender or any other Person;

(vi)       costs required in connection with the enforcement of any Lease (including, without limitation, reasonable attorneys’ fees, charges for lock changes and storage and moving expenses for furniture, fixtures and equipment);

(vii)       advertising and rent-up expenses (including, without limitation, leasing services, tenant rent concessions, promotions for existing and prospective tenants, banners and signs);

(viii)       out-of-pocket cleaning, maintenance and repair expenses;

(ix)       legal, accounting, auditing and other professional fees and expenses incurred in connection with the ownership, leasing and operation of any Property (including, without limitation, collection costs and expenses);

(x)       Permits, licenses and registration fees and costs;

(xi)       any expense necessary in order to prevent a breach under a Lease or Contract;

(xii)       any expense necessary in order to prevent or cure a violation of any Legal Requirement (including applicable Environmental Law) in the ordinary course of business (excluding capital improvements);

(xiii)       costs and expenses of any appraisals, valuations, surveys, inspections, environmental assessments or market studies;

(xiv)       costs and expenses of security and security systems provided to and/or installed and maintained with respect to such Property;

(xv)       intentionally omitted;

(xvi)       fees and expenses of property managers contracted with by Borrowers to perform management, administrative, payroll or other services in connection with the operation of such Property (including, without limitation, the fees and expenses owed to any manager under any management agreement approved by Lender in accordance with this Agreement);

(xvii)       any other costs and expenses approved in writing by Lender or contemplated by the Operating Budget and customarily incurred in connection with operating properties similar in type and character to such Property; and

(xviii)       any other category of property expense that is customary for a property of the type and size as such Property.

Notwithstanding the foregoing, with respect to any Property, Property Expenses (i) shall include, without limitation, (1) a property management fee equal to the greater of (x) the actual cost under any management agreement approved by Lender and (y) three percent (3%) of Gross Revenue for such Property, and (2) a tenant improvement, leasing commission, and capital improvement reserve equal to $0.25 per rentable square foot per year, and (ii) Property Expenses shall be adjusted so that (w) payments of Property Expenses, including property taxes and assessments and insurance expenses, are spread out over the period during which they accrued, and are adjusted for any known future changes to any such expenses, (x) prepaid rents and other prepaid payments received are spread out over the periods during which such rents or payments are earned or credited against the applicable rent due, and (y) security deposits shall not be included as items of income until duly applied or earned and (z) any refunds or rebates to any costs or expenses shall be applied and credited against the applicable costs or expenses for the period that such costs or expenses were incurred.

“Property Impositions” means, with respect to any Property, the Impositions covered by the portion of clause (ii) or clause (iii) of the definition of the term “Impositions” in this Agreement that relates solely to such Property.

“Property Management Agreement” means (i) the Initial Property Management Agreement, or (ii) any replacement property management agreement entered into pursuant to and in accordance with Section 5.1.11 hereof.

“Property Manager” means (i) Initial Property Manager, or (ii) any replacement property manager entered into pursuant to and in accordance with Section 5.1.11 hereof.

“Property Owning Entity” shall have the meaning set forth in the definition of the term “Net Worth”.

“Property Record Agreement” means any reciprocal easement agreement, unilateral easement agreement, access agreement, right of way agreement, environmental remediation agreement, environmental land use restriction or similar agreement benefiting or burdening the Land or the Improvements.

“Protective Advance(s)” means any advance by Lender with respect to (i) the payment of any delinquent Impositions or insurance premiums owed with respect to any Property, (ii) except for any Permitted Encumbrances, the removal of any Lien or the defense of Borrowers’ or Lender’s title or interest thereto or of the validity, enforceability, perfection or priority of the Liens granted pursuant to the Security Documents and the other Loan Documents, (iii) the preservation of the value of any Property, including, without limitation, payments of water, heating, gas, electric and other utility bills, (iv) the payment of any maintenance, repair, tenant improvement or capital improvement costs or expenses that may be necessary to be incurred, including, without limitation, in connection with any Property, and/or (v) any other out-of-pocket payments made or expenses incurred by Lender (including actual out-of-pocket attorneys’ fees) in connection with Lender’s (or Lender’s agents) performance of Borrower’s obligations or the exercise of Lender’s rights and remedies under this Agreement or any other Loan Document, together with (in respect of all such costs and expenses described in the preceding clauses (i) through (v)) interest thereon at the Default Rate.

“Qualified Replacement Guarantor” means any Person that (i) owns not less than fifty-one percent (51%) of the direct or indirect ownership interests in each Borrower, (ii) satisfies the Guarantor Minimum Net Worth Requirement and Guarantor Minimum Available Liquidity Requirement, either by itself or together with (x) any Guarantor that is not being replaced, and/or (y) any other Qualified Replacement Guarantor, (iii) has delivered to Lender bankruptcy, judgment, litigation, UCC, tax lien and Patriot Act searches, acceptable to Lender in its sole discretion, (iv) complies with the requirements described in Section 5.1.21 of this Agreement, (v) in the sole judgment of Lender, (x) such Person or, if such Person is an entity, the individuals who are the principals of or who control such Person, have a satisfactory history of owning, operating, managing and leasing property similar to the Properties, and (y) such Person or, if such Person is an entity, the individuals who are the principals of or who control such Person, have a satisfactory credit history and professional reputation and character, and (vi) if such Person is an entity, is an entity that complies with the foregoing conditions and is owned entirely by Persons acceptable to Lender, in Lender’s sole discretion, and (vii) executes a guaranty agreement in the form of the Non- Recourse Carveout Guaranty and an environmental indemnity agreement in the form of the Environmental Indemnity Agreement.

“Receipt and Agreement” shall mean that certain that certain Receipt and Agreement, dated as of the Closing Date, by and among Borrowers, Lender, Katten Muchin Rosenman LLP, Title Company, Permitted Mezzanine Lender, Sole Member, Windels Marx Lane & Mittendorf LLP, and Fidelity National Title Group, UCC Plus Division.

“Receivables” means, collectively, whether now owned or hereafter acquired, (i) any Accounts, Chattels, Chattel Paper, Instruments, Payment Intangibles, Documents, insurance policies, drafts, bills of exchange, trade acceptances, notes or other indebtedness owing to Borrowers from whatever source arising, (ii) to the extent not otherwise included above, (a) all income, Gross Revenue, issues, profits, revenues, deposits and other benefits from any Property and (b) all receivables and other obligations now existing or hereafter arising, or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of all or any portion of any Property or rendering of services by Borrowers or any operator or manager of any Property or other commercial space located at each Property or acquired from others (including, without limiting the generality of the foregoing, from rental of space, halls, stores, and offices, exhibit or sales space of every kind, license, lease, sublease and concession fees and rentals, health club membership fees, service charges, vending machine sales and proceeds, if any, from business interruption or other loss of income insurance, (iii) all of the books and records (whether in tangible, electronic or other form) now or hereafter maintained by or on behalf of Borrowers in connection with the operation of each Property or in connection with any of the foregoing, and (iv) whether now owned or hereafter acquired, (A) all “supporting obligations” as defined in the UCC and (B) any other guarantee, letter of credit, secondary obligation, right or privilege that supports or pertains to each Property.

“REIT Guarantor” means PLYMOUTH INDUSTRIAL REIT, INC., a Maryland corporation.

“Released Property” shall have the meaning set forth in the Partial Release Agreement.

“Rent Roll” means one or more rent rolls that are substantially similar in form to the Rent Roll attached to the Lease Certificate.

“Replacement Guaranties” shall have the meaning set forth in Section 7.1(C)(2)(x) hereof.

“Required Tenant” means any tenant that occupies (in the aggregate, together with any Affiliates of such tenant) 100,000 square feet or more of rentable space at any one or more of the Properties. Each of the Required Tenants are referred to herein individually as a “Required Tenant” and collectively as the “Required Tenants”.

“Reserve Agreement” means collectively, the Reserve Agreement (TI/LC) and the Reserve Agreement (Immediate Repairs).

“Reserve Agreement (Immediate Repairs)” means that certain Reserve Agreement (Immediate Repairs), dated as of the Closing Date by and among Borrowers, Lender and Servicer, as the same may be modified, amended and/or supplemented from time to time.

“Reserve Agreement (TI/LC)” means that certain Reserve Agreement (TI/LC), dated as of the Closing Date by and among Borrowers, Lender and Servicer, as the same may be modified, amended and/or supplemented from time to time.

“Safe-Harbor Lease(s)” shall have the meaning set forth in Section 5.1.18(B) hereof.

“Second Notice Request Date” shall have the meaning set forth in Section 5.1.18(C) hereof.

“Secured Obligations” means the Principal Indebtedness and all interest accruing thereon, together with all other present and future obligations of Borrowers evidenced by or contained in the Notes, this Agreement, the Security Documents and all other Loan Documents, whether stated in the form of promises, covenants, representations, warranties, conditions, or prohibitions or in any other form, whether absolute or contingent, direct or indirect, joint, several or independent, now outstanding or owing or which may hereafter be existing or incurred, arising by operation of law or otherwise, due or to become due under the Loan Documents, and/or are in any way secured by any Property or any other Collateral now or hereafter provided to Lender as collateral for the Loan, including, without limitation, any Protective Advance. If the maturity of the Notes is accelerated, the Secured Obligations shall include an amount equal to any prepayment premium, yield maintenance premium or spread maintenance premium that would be payable under the terms of the Notes as if the Notes were prepaid in full on the date of the acceleration.

“Security Document(s)” means, individually or collectively, as the context may require, this Agreement, the Notes, the Mortgages, the Reserve Agreement, the Assignments of Leases and Rents, the Environmental Indemnity Agreement, the Guaranty Agreement, each UCC-1 Financing Statement and such other documents as Borrowers may, from time to time, execute to secure the Secured Obligations under this Agreement and the other Loan Documents.

“Servicer” means any one or more loan servicers (i) each selected and retained by Lender, pursuant to one or more servicing agreements each between Lender and such loan servicer, to perform servicing functions in respect of the Loan, (ii) to which Lender may delegate all or any portion of Lender’s responsibilities under the Notes, this Agreement and the other Loan Documents and (iii) in respect of which Lender has provided to Borrowers written notice of the name, address and contact information of each such loan servicer.

“Shelby Borrower” means PLYMOUTH SHELBY LLC, a Delaware limited liability company.

“Shelby Mortgage A-1” means that certain Deed of Trust (A-1), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by Shelby Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“Shelby Mortgages” means, collectively, the Shelby Mortgage A-1 and the Shelby Mortgage A-2.

“Shelby Property” means, the legally described parcels on Exhibit C-5, together with all other “Property” as defined in the Shelby Mortgages.

“Shelby Mortgage A-2” means that certain Deed of Trust (A-2), Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of the Closing Date, by Shelby Borrower for the benefit of Lender, encumbering the “Property” defined therein, as the same may be amended, supplemented or otherwise modified from time to time.

“Sole Member” means Plymouth Industrial 20 LLC, a Delaware limited liability company.

“Sole Member Operating Agreement” shall mean that certain Limited Liability Company Agreement of Sole Member, dated as of the date of this Agreement, made by and between Preferred Member and Plymouth Financial.

“Subordination of Asset Management Agreement” means that certain Subordination of Asset Management Agreement, dated as of the Closing Date, entered into by and among REIT Guarantor and Borrowers, as the same may be amended, supplemented or otherwise modified from time to time.

“Subordination of Leasing Agreement(s)” means, individually or collectively, as the case may require (i) that certain Subordination of Leasing Agreement between 3940 Stern Borrower and Cawley Chicago Commercial Real Estate, dated June 1, 2016, and (ii) any other subordination of listing agreement entered into by Borrowers and any leasing agent for the benefit of Lender in accordance with Section 5.1.11 hereof, in each case, as the same may be amended, supplemented or otherwise modified from time to time.

“Subordination of Management Agreement” means collectively, for each of the Properties (except for the 210 American Property), that certain Subordination of Management Agreement, dated as of the Closing Date, entered into by each Borrower and the specific Initial Property Manager for the applicable Property in accordance with Section 5.1.11 hereof, for the benefit of Lender, and any other subordination of management agreement entered into by any Borrowers and any Property Manager for the benefit of Lender in accordance with Section 5.1.11 hereof, as the same may be amended, supplemented or otherwise modified from time to time.

“Survey” means, a certified ALTA/ACSM survey of a Property prepared by a registered Independent surveyor, containing the form of survey or certification provided to Borrowers by Lender and in form and substance satisfactory to Lender prior to the Closing Date and the Title Company issuing the Title Insurance Policy for such Property.

“Taking” means a taking or voluntary conveyance during the term hereof of all or part of any Property, or any interest therein or right accruing thereto or use thereof, as the result of, or in settlement of, any condemnation or other eminent domain proceeding by any Governmental Authority affecting any Property or any portion thereof whether or not the same shall have actually been commenced.

“Termination Date” means, the earliest of (x) the date that Borrowers tender to Lender, or Lender’s designee, deeds-in-lieu of foreclosure of all the Properties, subject to no title exceptions other than real estate taxes and assessments, the Permitted Encumbrances and such additional exceptions approved by Lender pursuant to the Loan Documents or that are otherwise acceptable to Lender in its reasonable discretion, together with such ancillary conveyances, releases in favor of Lender and other documentation that are customarily delivered in connection with a deeds-in-lieu transaction, all in form reasonably satisfactory to Lender, (y) the date that Borrowers tenders to Lender a stipulation to entry of judgment of foreclosure for all of the Properties, and (z) the date Lender, its affiliate, or any other party takes title to all of the Properties in connection with a foreclosure of the Mortgages. If Borrowers elect to deliver deeds-in-lieu of foreclosure in accordance with clause (x) above or stipulation to entry of judgment of foreclosure, Lender shall retain the right to determine whether to accept such deeds-in-lieu of foreclosure or a stipulation to entry of judgment of foreclosure or to proceed with non-judicial or judicial foreclosure proceedings and, upon Lender making such election, such Borrower shall execute and deliver to Lender appropriate deeds-in-lieu of foreclosure in accordance with clause (x) above or stipulation to foreclosure, as Lender shall have elected; provided however, that if Lender chooses to proceed with judicial or non-judicial foreclosure proceedings, the Termination Date shall nonetheless be the earliest of the date specified in clauses (x), (y) and (z) above, provided further that if Borrowers thereafter fail to cooperate with Lender in respect of Lender’s exercise of any and all remedies available at law or in equity to Lender (including without limitation judicial or non-judicial foreclosure), then the Termination Date shall be the date specified in clause (z).

“Termination Fees” shall have the meaning set forth in Section 5.1.18(D)(i) hereof.

“Threshold Amount” shall have the meaning set forth in Section 5.1.16(E) hereof.

“Title Company” shall have the meaning set forth in the definition of the term “Title Insurance Policy”.

“Title Insurance Policy” means, collectively, one or more Lender’s title insurance policies (i) issued by Commonwealth Land Title Insurance Company (the “Title Company”), which policy or policies shall be in form ALTA 2006 (with waiver of arbitration provisions) (with co-insurance or reinsurance as Lender may require), naming Lender as the insured party, (ii) insuring the applicable Mortgages as being a first and second priority Lien, respectively, upon the applicable Property (subject only to Permitted Encumbrances), (iii) showing no encumbrances against the applicable Property (whether junior or superior to the applicable Mortgages) that are not acceptable to Lender other than Permitted Encumbrances, (iv) in the aggregate amount of the Loan Amount, (v) including such endorsements as may be requested by Lender in form and substance acceptable to Lender, and (vi) otherwise in form and substance reasonably acceptable to Lender.

“TLP Conversion” shall mean the effectuation of a “TLP Conversion” as set forth in the TL Participation Agreement.

“TL Participation Agreement” shall mean that certain TL Participation Agreement, by and among Permitted Mezzanine Lender, Sole Member and Plymouth Financial, dated of the date hereof.

“Torch Conerly” shall mean Torch Conerly, LLC, a New York limited liability company.

“Torchlight IV GP” shall mean Torchlight Debt Opportunity IV GP, LLC, a Delaware limited liability company.

“Torchlight Cayman Fund IV” shall mean Torchlight Debt Opportunity Fund (Cayman) IV, L.P., a Cayman Islands limited partnership.

“Torchlight Change of Control Event” shall mean the failure of Plymouth Financial to redeem the Preferred Member’s membership interests in the Sole Member pursuant to the provisions of the organizational documents of Sole Member. For the avoidance of doubt, a TLP Conversion and/or a Preferred Equity Redemption shall not constitute a Torchlight Change of Control Event.

“Torchlight Change of Control Event Remedy” shall mean the removal of Plymouth Financial as the managing member of Sole Member and the substitution of Preferred Member as the managing member and/or sole member of Sole Member as a result of the Torchlight Change of Control Event.

“Torchlight CIP” shall mean Torchlight CIP, L.P. a Delaware limited partnership.

“Torchlight Corporate Event” shall mean (i) a Transfer that results in a successor to Torchlight Holdings or Torchlight Investors by amalgamation, merger, consolidation, reorganization, liquidation, exchange, redemption or other similar transactions, (ii) Transfers to any Person of all or substantially all of the assets of Torchlight Holdings, Torchlight Investors and/or Torch Conerly and (iii) any change of Control of Torchlight Holdings, Torchlight Investors and/or Torch Conerly.

“Torchlight Fund IV” shall mean Torchlight Debt Opportunity Fund IV, LLC, a Delaware limited liability company.

“Torchlight Holdings” shall mean Torchlight Holdings, LLC, a Delaware limited liability company.

“Torchlight Investors” shall mean Torchlight Investors, LLC, a Delaware limited liability company.

“Trade Payable Cap” shall have the meaning set forth in Section 7.2(A) hereof.

“Trade Payable Financing” shall have the meaning set forth in Section 7.2 hereof.

“Transaction” means the transactions contemplated by the Loan Documents.

“Transaction Costs” means all out-of-pocket costs and expenses of Lender paid or payable by Borrowers relating to the Transaction (including, without limitation, appraisal fees, legal fees and accounting fees and the costs and expenses described in Section 11.21 hereof).

“Transfer” means any conveyance, assignment, sale, mortgaging, encumbrance (other than a Permitted Encumbrance), pledging, hypothecation, granting of a security interest in, granting of options with respect to, or other disposition of (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or of record) all or any portion of any legal or beneficial interest (i) in all or any portion of any Property; or (ii) in the direct or indirect stock, partnership interests, membership interests or other ownership interests in any Borrower or any Borrower Owner Person and the term “Transfer” shall also include, without limitation to the foregoing, the following: an installment sales agreement wherein any Borrower agrees to sell any Property or any part thereof or any interest therein for a price to be paid in installments; an agreement by any Borrower leasing all or a substantial part of any Property to one or more Persons pursuant to a single or related transactions, or a sale, assignment or other transfer of, or the grant of a security interest in, any Borrower’s right, title and interest in and to any Property; the dissolution or termination of any Borrower or any Borrower Owner Person or the merger or consolidation of any Borrower or any Borrower Owner Person with any other Person.

“Transfer Conditions” shall have the meaning set forth in Section 7.1(C)(2) hereof.

“Uncontrollable Expense” shall mean (i) utility charges and (ii) insurance premiums, in each case to the extent necessary to preserve the Improvements and the Properties.

“UCC” means, with respect to any Collateral, the Uniform Commercial Code as in effect from time to time in the jurisdiction in which such Collateral is located.

“UCC-1 Financing Statement(s)” means, individually or collectively, as the context may require, any UCC-1 Financing Statement filed in connection with securing the indebtedness evidenced by the Loan Documents.

“Upper Tier Torchlight Entities” shall mean, Bay Point TRS, Torchlight Holdings, Permitted Mezzanine Lender, Torchlight Fund IV, Torchlight IV GP, Torchlight Investors, Torchlight CIP, Torch Conerly, and Torchlight Cayman Fund IV. “Upper Tier Torchlight Entity” shall mean any one of the Upper Tier Torchlight Entities.

“USLIC” shall have the meaning set forth in the introductory paragraph of this Agreement.

“USLIC Note” means that certain Promissory Note (USLIC) of even date herewith from Borrowers, payable to the order of USLIC, in the maximum original principal amount of up to $9,960,000.00, together with all amendments, modifications, supplements, renewals and extensions of such promissory note. All terms and provisions of the USLIC Note are incorporated by this reference in this Agreement. The entire outstanding principal balance, and all other amounts due under the USLIC Note, this Agreement, the Mortgages and the other Loan Documents, together with all accrued and unpaid interest thereon, shall be due and payable on the Maturity Date.

“U.S. Person” means any United States citizen, any entity organized under the laws of the United States or its constituent states or territories, or any entity, regardless of where organized, having its principal place of business within the United States or any of its territories.

“Welfare Plan” means an employee welfare benefit plan as defined in Section 3(1) of ERISA established or maintained by any Borrower or any ERISA Affiliate or with respect to which any Borrower or any ERISA Affiliate has an obligation to make contributions and covers any current or former employee of any Borrower or any ERISA Affiliate.

“Withdrawal Liability” means any liability described and calculated under Subtitle E of Title IV of ERISA arising from a complete or partial withdrawal from a Multiemployer Plan.

“Wright Guaranty” means that certain Limited Guaranty Agreement, dated as of the Closing Date, given by Daniel C. Wright to and for the benefit of Lender, as the same may be amended, supplemented or otherwise modified from time to time.

“Zoning Report(s)” means individually or collectively, as the case may require, each of the Zoning Reports set forth on Schedule 3 attached hereto.

ARTICLE 2 GENERAL TERMS

2.1       Loan. Lender shall make the Loan to Borrowers in accordance with this Article 2 and in accordance with the other terms and conditions of this Agreement, the Notes and the other Loan Documents. The Future Advance, if any, shall be made pursuant to the terms of the Future Advance Agreement. The Loan shall be due and payable in accordance with the terms, covenants and conditions of the Notes, which are hereby incorporated herein by reference. Amounts borrowed under this Section 2.1 and repaid or prepaid may not be re-borrowed.

2.2       Security for the Loan. The Secured Obligations and all obligations of Borrowers under the Notes and the obligations of Borrowers hereunder and under all other Loan Documents shall be secured by the Security Documents and the other Loan Documents.

2.3       Borrowers’ Notes. The obligation of Borrowers to pay the principal amount of, and interest on, the Loan and other amounts due under the Loan Documents shall be evidenced by the Notes, duly executed and delivered by Borrowers as of the Closing Date. The Notes shall be payable as to principal, interest and other amounts due under the Loan Documents, as specified in the Notes, with a final maturity on the Maturity Date as set forth in the Notes.

2.4       Principal and Interest.

2.4.1       Borrowers shall pay to Lender interest on the Loan at the Original Interest Rate, the New Rate or the Default Rate, as applicable, and, in each case pursuant to and in accordance with the terms and provisions of the Notes. The entire Principal Indebtedness, together with all accrued but unpaid interest thereon and all other amounts due relating to the Loan under the Loan Documents, shall be due and payable by Borrowers to Lender in accordance with this Agreement, the Notes and the other Loan Documents, as applicable.

2.4.2       On the Maturity Date, Borrowers shall pay to Lender the entire Principal Indebtedness, together with all accrued but unpaid interest on the Principal Indebtedness and all other amounts due hereunder or under the other Loan Documents, together with all accrued but unpaid interest thereon, if any, in accordance with the provisions of the Notes and the other Loan Documents, as applicable.

2.4.3       In the event of a payment under this Agreement or any other Loan Document is not paid when due, other than the principal repayment at the Maturity Date, Borrowers shall pay a late fee or late charge in accordance with the provisions of the Notes.

2.5       Prepayment.

2.5.1       As more particularly provided in the Notes, Borrowers may voluntarily prepay the Loan in whole (but not in part except either pursuant to the provisions of the Notes applicable to prepayments in connection with the application by Lender of any insurance proceeds or condemnation awards to the Principal Indebtedness or pursuant to the provisions of the Partial Release Agreement) following the Lockout Expiration Date (as defined in the Notes) on any date pursuant to and in accordance with the terms and provisions as set forth in the Notes; provided, however, that Borrowers shall be required to pay to Lender an amount equal to all accrued interest through the next Payment Date, and all other amounts outstanding under the Loan Documents at the time of such prepayment, together with any such prepayment. Amounts prepaid may not be re-borrowed.

2.5.2       Upon payment or prepayment of the Loan in full or in part, Borrowers shall pay to Lender, in addition to the amounts specified in this Section 2.5 and in accordance with the Notes, all interest and all other amounts (including applicable yield maintenance or prepayment premiums) then due and payable to Lender pursuant to the Loan Documents.

2.6       Default Rate Accrual on Amounts Owed.

2.6.1       Any Protective Advance or any other out-of-pocket payments made or expenses (including out-of-pocket attorneys’ fees) incurred by Lender in connection with Lender’s (or Lender’s agents) performance of Borrowers’ obligations or the exercise of Lender’s rights and remedies under this Agreement or any other Loan Document shall accrue interest thereon at the Default Rate from the date that any such Protective Advance or payment is made by Lender, or the date that such expense is incurred by Lender, as applicable, until the date that such amounts (together with the applicable interest thereon at the Default Rate) are actually paid to Lender by Borrowers. All amounts payable under this Section 2.6.1 shall (i) constitute part of the Secured Obligations and (ii) be immediately due and payable by Borrowers to Lender.

2.6.2       In the event that Borrowers fail to pay any Loan Debt Service payments or other amount payable under the Notes or any other Loan Document on the due date therefor, such unpaid amount and all Principal Indebtedness shall accrue interest thereon at the Default Rate from the due date thereof until the date that such amount (together with the applicable interest thereon at the Default Rate) is actually paid to Lender by Borrowers. All amounts payable under this Section 2.6.2 shall (i) constitute part of the Secured Obligations and (ii) be immediately due and payable by Borrowers to Lender.

2.6.3       In the event that Borrowers fail to pay any amount payable under any of the Loan Documents (other than any amounts set forth in Section 2.6.1 or Section 2.6.2 hereof), and there is no due date therefor under the Loan Documents, such unpaid amount shall accrue interest thereon at the Default Rate from the date of Lender’s demand for such amount until the date that such amount (together with the applicable interest thereon at the Default Rate) is actually paid to Lender by Borrowers. All amounts payable under this Section 2.6.3 shall (i) constitute part of the Secured Obligations and (ii) become due and payable ten (10) days after written demand by Lender.

2.6.4       Notwithstanding anything to the contrary in this Section 2.6, if any Event of Default shall occur, then during the continuance of such Event of Default, interest shall accrue on the Principal Indebtedness at the Default Rate.

2.7       Application of Payments After Event of Default. All amounts relating to any repayments of the Loan after the occurrence of an Event of Default shall be applied by Lender, in Lender’s sole discretion, to amounts then outstanding under the Notes, this Agreement and the other Loan Documents (including, without limitation, costs and expenses of Lender, reimbursable pursuant to the terms of the Notes, this Agreement or the other Loan Documents arising as a result of such repayment, any accrued and unpaid interest then payable with respect to the Loan or the portion thereof being repaid, the Principal Indebtedness or the portion thereof being repaid, and any other sums then due and payable to or for the benefit of Lender pursuant to this Agreement or any other Loan Document).

2.8       Method and Place of Payment to Lender. Except as otherwise specifically provided herein, all payments and prepayments under this Agreement and the Notes shall be made to Lender not later than 2:00 p.m. New York City time, on the date when due and shall be made in lawful money of the United States of America by wire transfer in federal or other immediately available funds to the account identified on Exhibit B attached hereto and made a part hereof or such other accounts as may be designated in writing, from time to time, by Lender. Any funds received by Lender after such time shall, for all purposes hereof, be deemed to have been paid on the next succeeding Business Day. Lender shall notify Borrowers in writing of any changes in the account to which payments are to be made at least two (2) Business Days prior to the date when a payment is due hereunder. All payments made by Borrowers hereunder, or by Borrowers under the other Loan Documents, shall be made irrespective of, and without any deduction for, any set-offs or counterclaims. Whenever any payment to be made under the Notes shall be stated to be due on a day other than a Business Day, such payment may be made on the next succeeding Business Day.

2.9       Taxes. All payments made by Borrowers under the Notes, this Agreement and the other Loan Documents shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (other than any Lender Taxes).

2.10       Release of Collateral. Upon indefeasible repayment of the Secured Obligations, and upon the performance of all of the obligations of Borrowers hereunder and under the other Loan Documents, in full in accordance with the terms hereof and thereof, Lender shall, promptly after such payment and performance, and at the sole cost and expense of Borrowers, release or cause to be released all Liens with respect to all Collateral, or at Borrowers’ request, assign such Liens with respect to all or certain Collateral as Borrowers may request pursuant to an assignment or other documentation in form and substance approved by Lender in Lender’s sole and absolute discretion.

2.11       Financing Statements; Further Assurances. Borrowers hereby authorize the filing of any financing statements (including, without limitation, any UCC-1 Financing Statement) or continuation statements, and amendments to financing statements, in any jurisdictions and with any recording and/or filing offices that Lender may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to Lender in connection herewith. Such financing statements shall describe the collateral in substantially the same manner as described in any security agreement or pledge agreement entered into by the parties in connection herewith or may contain an indication or description of collateral that describes such property in any other manner that Lender may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the collateral granted to Lender in connection herewith, including, without limitation, describing such property as “all assets” or “all personal property” of Borrowers whether now owned or hereafter acquired. From time to time, at the expense of Borrowers, Borrowers shall promptly execute and deliver all further instruments, and take all further action, that Lender may reasonably request, in order to continue the perfection and protection of the pledge and security interest granted or purported to be granted hereby.

2.12       Security Agreement.

2.12.1       Pledge of Account. To secure the full and punctual payment and performance of all of the Secured Obligations, Borrowers hereby assign, convey, pledge and transfer to Lender as secured party, and grant Lender a first and continuing security interest in and to, the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located (collectively, the “Account Collateral”):

(i)       all of the right, title and interest of Borrowers and any Property Manager (if any) in and to the Accounts and all Money, if any, from time to time deposited or held in the Accounts or purchased with funds or assets on deposit;

(ii)       all of the right, title and interest of Borrowers in and to interest, dividends, Money, Instruments and other property from time to time received, receivable or otherwise payable in respect of, or in exchange for, any of the foregoing until such time as such items are indefeasibly disbursed from the Accounts; and

(iii)       to the extent not covered by clause (i) or clause (ii) above, all of the right, title and interest of Borrowers in Proceeds of any or all of the foregoing until such time as such items are indefeasibly disbursed from the Accounts.

2.12.2       Covenants. The Accounts, pursuant to and in accordance with the Cash Collateral Agreement, shall be under the sole dominion and control, and the “control” within the meaning of Section 9-104 and Section 9-106 of the UCC, of Lender. The Account Collateral shall be subject to such Legal Requirements, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other banking authority or Governmental Authority, as may now or hereafter be in effect, and to the rules, regulations and procedures of Lender relating to demand deposit accounts generally from time to time in effect.

2.12.3       Transfers and Other Liens. Borrowers shall not sell or otherwise dispose of any of the Account Collateral other than pursuant to the terms of this Agreement and the other Loan Documents, or create or permit to exist any Lien upon or with respect to all or any of the Account Collateral, except for the Lien granted to Lender, and the rights of the institution acting as Lender, under or as contemplated by this Agreement.

2.12.4       No Waiver. Every right and remedy granted to Lender under this Agreement or by law may be exercised by Lender at any time and from time to time, and as often as Lender may deem it expedient. Until such time as all Secured Obligations are fully and indefeasibly satisfied, any and all of Lender’s rights with respect to the pledge of and security interest in the Account Collateral granted hereunder shall continue unimpaired, and to the extent permitted by law, Borrowers shall be and remain obligated in accordance with the terms hereof, notwithstanding (i) any proceeding of Borrowers (or any of them) under the United States Bankruptcy Code or any bankruptcy, insolvency or reorganization laws or statutes of any state, (ii) the release or substitution of Account Collateral at any time, or of any rights or interests therein or (iii) any delay, extension of time, renewal, compromise or other indulgence granted by Lender in the event of any Default or Event of Default with respect to the Account Collateral or otherwise hereunder. No delay or extension of time by Lender in exercising any power of sale, option or other right or remedy hereunder, and no notice or demand which may be given to or made upon Borrowers (or any of them) by Lender, shall constitute a waiver thereof, or limit, impair or prejudice Lender’s right, without notice or demand, to take any action against any Borrower or to exercise any other power of sale, option or any other right or remedy.

2.12.5       Lender Appointed Attorney-In-Fact. Each Borrower hereby irrevocably constitutes and appoints Lender as such Borrower’s true and lawful attorney-in-fact, with full power of substitution, at any time after the occurrence and during the continuation of an Event of Default, to execute, acknowledge and deliver any instruments and to exercise and enforce every right, power, remedy, option and privilege of such Borrower with respect to the Account Collateral, and do in the name, place and stead of such Borrower, all such acts, things and deeds for and on behalf of and in the name of such Borrower with respect to the Account Collateral, that such Borrower could or might do or which Lender may deem necessary or desirable to more fully vest in Lender the rights and remedies provided for herein with respect to the Account Collateral and to accomplish the purposes of this Agreement. The foregoing powers of attorney are irrevocable and coupled with an interest and shall terminate upon indefeasible repayment of the Secured Obligations in full.

2.12.6       Continuing Security Interest; Termination. This Section 2.12 shall create a continuing pledge of and security interest in the Account Collateral and shall remain in full force and effect until indefeasible payment in full of the Secured Obligations. Upon indefeasible payment in full of the Secured Obligations, Borrowers shall be entitled to the return, upon Borrowers’ request and at Borrowers’ expense, of such of the Account Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof, and, upon indefeasible payment in full of the Secured Obligations, Lender shall release any funds then held by Lender in Accounts established by Borrowers with Lender pursuant to this Agreement and shall execute such instruments and documents as may be reasonably requested by Borrowers to evidence such termination and the release of the pledge and security interest granted hereunder or under the other Loan Documents; provided, however, that Borrowers shall simultaneously pay on demand upon presentation of invoices, all of Lender’s expenses in connection therewith (including out-of-pocket attorneys’ fees, costs and expenses, and including, without limitation, any disbursements).

2.12.7       Right of Set-off. Prior to the existence of an Event of Default, Lender waives any and all rights Lender may have at law or otherwise to set off or make any claim against the Account Collateral, except, with respect to any checks returned for insufficient funds, and the payment of Lender’s fees and expenses due under this Agreement (including out-of-pocket attorney’s fees and disbursements) for the maintenance of the Account Collateral.

2.13 Mortgage Recording Taxes. On the Closing Date, Borrowers shall have paid all state, county and municipal recording and all other taxes, if any, imposed upon the execution and recordation of each of the Mortgages on the applicable Property.

2.14       Permitted Uses of Loan. The proceeds of the Loan shall be used solely for the following: (i) the payment of closing costs payable on the Closing Date, (ii) the refinancing of any Indebtedness secured by any Property (or portion thereof) prior to the date hereof, and (iii) the payment of such other costs and amounts set forth on a settlement statement prepared upon the closing of the Loan and approved by Lender.

2.15       General Interest Provisions. In the event that any Legal Requirement, any change therein or in the interpretation or application thereof, or compliance by Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority:

(i)       does or shall hereafter subject Lender to any tax or other Imposition of any kind whatsoever (other than any Lender Taxes) with respect to any Property or the Collateral, the Loan, this Agreement, the Notes or any other Loan Document, or change the basis of taxation of payments to Lender of principal, commitment fee, deposit, interest or any other amount payable hereunder or under any other Loan Document (except for changes in the rate of any Lender Taxes) and such incremental increase is actually paid;

(ii)       does or shall hereafter impose, modify or apply any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of Lender;

(iii)       does or shall hereafter have the effect of reducing the rate of return on Lender’s capital as a consequence of its obligations hereunder to a level below that which Lender could have achieved but for such adoption, change or compliance (taking into consideration Lender’s policies with respect to capital adequacy) by any amount deemed by Lender to be material; or

(iv)       does or shall hereafter impose on Lender any other condition; and the result of any of the foregoing is to increase the cost to Lender of making, renewing or maintaining loans or extensions of credit or to reduce any amount receivable hereunder, then, in any such case, Borrowers shall promptly pay Lender upon demand any additional amounts necessary to compensate Lender for any additional tax, requirement, reduction in rate of return, Imposition, cost or expense or reduced amount receivable in respect of the Loan that results from any of the foregoing provisions of this Section 2.15. If Lender becomes entitled to claim any additional amounts pursuant to this Section 2.15 Lender shall, in reasonable detail, notify Borrowers in writing promptly of the event by reason of which Lender has become so entitled and the additional amount required to fully compensate Lender for such additional cost or reduced amount in respect of the Loan. Such written notice as to any additional costs or amounts payable pursuant to the foregoing sentence submitted by Lender to Borrowers (together with such reasonable detailed supporting information) shall be conclusive in the absence of manifest error. In the event Borrowers are unable to pay such amounts, either for economic reasons or because the legal provisions or decisions creating any applicable Imposition forbid Borrowers from doing so, then the Loan will, at Lender’s option, become due and payable in full upon sixty (60) days’ notice to Borrowers, and Borrowers shall repay the Principal Indebtedness, plus all accrued and unpaid interest, together with all other amounts outstanding under the Loan Documents, in accordance with the prepayment provisions set forth in Section 2.5 hereof and in the Notes.

ARTICLE 3 CONDITIONS PRECEDENT

3.1       Conditions Precedent to Effectiveness. This Agreement shall become effective on the date that all of the following conditions shall have been satisfied (or waived in accordance with Section 11.4) (the “Closing Date”):

3.1.1       Loan Documents. Borrowers, Guarantors and Lender shall have executed and delivered each of the applicable Loan Documents to which it is intended to be a party. Borrowers shall have caused all other Persons that are intended to be parties to the Loan Documents to execute and deliver such Loan Documents.

3.1.2       Opinions of Counsel. Lender shall have received from counsel to Borrowers and Entity Guarantors, one or more legal opinions addressed to Lender and its successors and assigns, dated as of the Closing Date, and in form, scope and substance reasonably satisfactory to Lender and its counsel, with respect to corporate, limited liability company and partnership matters, enforceability of the Loan Documents and such other customary opinions as may be required by Lender or its counsel.

3.1.3       Organizational Documents; Resolutions. Lender shall have received the fully completed Governing Documents Certificate with all exhibits and schedules attached.

3.1.4       Additional Matters. Lender shall have received such other certificates, documents and instruments relating to the Loan as may have been reasonably requested by Lender. All corporate, limited liability company, partnership and other organizational proceedings, all other documents (including, without limitation, all documents referred to herein and not appearing as exhibits hereto) and all legal matters in connection with the Loan shall be reasonably satisfactory in form and substance to Lender.

3.1.5       Transaction Costs. Borrowers shall have paid (or shall pay on the Closing Date) all Transaction Costs in accordance with the provisions of Section 11.21.

3.1.6       No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing on the Closing Date.

3.1.7       No Injunction. No law or regulation shall have been adopted, no order, judgment or decree of any Governmental Authority shall have been issued, and no litigation shall be pending or threatened (in writing), that, in the reasonable business judgment of Lender, would enjoin, prohibit or restrain the making or repayment of the Loan or the consummation of the Transaction or result in a Material Adverse Effect.

3.1.8       Representations and Warranties. The representations and warranties herein and in the other Loan Documents shall be true and correct on the Closing Date.

3.1.9       Survey. Lender shall have received a Survey for each Property, and each such survey shall be in form and substance satisfactory to Lender.

3.1.10       Financial Information. Borrowers and Guarantors shall have delivered financial statements, reports and documentation in form and substance satisfactory to Lender.

3.1.11       Appraisal. Lender shall have received an Appraisal with respect to each Property, and each such Appraisal shall be in form and substance satisfactory to Lender.

3.1.12       Insurance. Lender shall have received certificates of insurance demonstrating insurance coverage in respect of each Property of types, in amounts, with insurers and otherwise in compliance with the terms, provisions and conditions set forth in this Agreement and the Insurance Agreement, and otherwise in form and substance reasonably satisfactory to Lender. Such certificates shall indicate, among other things, that Lender is a named additional insured and shall contain a loss payee endorsement in favor of Lender with respect to each property policy required to be maintained under this Agreement and the Insurance Agreement.

3.1.13       Title Insurance Policy. Lender shall have received a final Title Insurance Policy (in form and substance satisfactory to Lender) covering each Property with an aggregate amount of insurance equal to the Loan Amount.

3.1.14       Lien Search Reports. Lender shall have received satisfactory reports of UCC, tax lien, bankruptcy, judgment and litigation searches and title updates conducted by search firms and/or title companies acceptable to Lender with respect to the Collateral, each Borrower, Guarantors and each other Borrower Control Person, and each Borrower Owner Person designated by Lender, such searches to be conducted in such locations as Lender shall require.

3.1.15       Consents, Licenses, Approvals, etc. Lender shall have received copies of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by Borrowers, Guarantors and each other Borrower Control Person, and the validity and enforceability, of the Loan Documents, and such consents, licenses and approvals shall be in full force and effect.

3.1.16       Appointment of Agent for Service of Process. Lender shall have received and approved a letter appointing (and accepted by) The Corporation Trust Company as agent for service of process for each Borrower and Guarantors.

3.1.17       Other Conditions Satisfied. Each of the other conditions precedent required to be satisfied on the Closing Date, and each of the other documents to be delivered on the Closing Date in accordance with the Loan Documents, shall have been properly satisfied and delivered in accordance with the relevant provisions thereof.

3.1.18       Zoning Reports. Lender shall have received a zoning report for each Property certified to Lender stating that each such Property is in compliance with all applicable zoning laws, rules and regulations and shall otherwise be in form and substance satisfactory to Lender.

3.1.19       Loan Documents and Related Matters. All of the Loan Documents to which any Borrower or Guarantor is a party, whether or not referred to in this Article 3, unless otherwise specified, shall be delivered to Lender, and shall be in form and substance satisfactory to Lender.

3.1.20       No Material Adverse Effect. There shall have been no Material Adverse Effect in respect of any Property, any Borrower, Guarantors or any other Borrower Control Person.

3.1.21       No Litigation. There shall be no pending or threatened (in writing) litigation against any Borrower, Guarantors or any other Borrower Control Person, or involving any Property that could have a Material Adverse Effect, that has not been previously disclosed to Lender and approved by Lender in writing.

3.2       Intentionally Omitted.

3.3       Acceptance of Borrowings. The acceptance by Borrowers of the proceeds of the Loan on the Closing Date shall constitute a representation and warranty by Borrowers to Lender that all of the conditions to be satisfied under Section 3.1 in connection with the making of the Loan have been satisfied or waived in accordance with Section 11.4.

ARTICLE 4 REPRESENTATIONS AND WARRANTIES

4.1       Representations and Warranties as to Borrowers. Each Borrower hereby represents and warrants, as of the Closing Date and upon any date of any reaffirmation or recertification, that:

4.1.1       Due Authorization. Each individual who executes any of the Loan Documents on behalf of any Borrower has been duly authorized to do so by all necessary corporate, partnership, limited liability company or other action, as may be applicable, on the part of Borrower. On or prior to the Closing Date, each Borrower has obtained all consents and approvals required in connection with the execution, delivery and performance of this Agreement and the other Loan Documents.

4.1.2       Organizational Structure; Authorization; No Conflict.

(i)       Each Borrower (a) is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware, (b) is authorized to do business under the laws of the applicable state in which the Property or Properties owned by such Borrower is located, (c) is a Person that complies with the provisions of Section 5.1.14 hereof, (d) is the sole owner of the applicable Property, and (e) has the tax identification number identified on the Form W-9 delivered to Lender by such Borrower on or prior to the date hereof.

(ii)       Sole Member is (a) a limited liability company, duly formed, validly existing and in good standing under the laws of the State of Delaware, (b) a Person that complies with the provisions of Section 5.1.14 hereof, and (c) the sole owner of one hundred percent (100%) of the ownership interests in each Borrower and the sole managing member of each Borrower.

(iii)       A true, complete and correct organizational chart of the Borrowers identifying all of the holders of direct and indirect interests in each Borrower is attached hereto as Exhibit A.

(iv)       The execution, delivery and performance by each Borrower Control Person of the Loan Documents to which such Borrower Control Person is a party, and the creation of the Liens provided for in this Agreement and the other Loan Documents (a) are within the corporate, partnership or limited liability company (as applicable) power and authority of such Borrower Control Person, (b) have been duly authorized by all necessary action of all necessary Borrower Control Persons and Governmental Authorities, and will not violate any order of any court or other Governmental Authority, (c) will not violate any provision of the Organizational Documents of such Borrower Control Person, (d) will not contravene any indenture or agreement or other instrument, or contractual or other restriction or Legal Requirement binding on or affecting such Borrower Control Person, and (e) will not conflict with or result in or require the creation of any Lien of any nature whatsoever (other than pursuant to the Loan Documents) upon or with respect to any Property or any of the properties or assets of such Borrower Control Person. Each Borrower Control Person has obtained all consents and approvals required in connection with the execution, delivery and performance of this Agreement and the other Loan Documents to which such Borrower Control Person is a party. Other than those obtained or filed on or prior to the Closing Date, no Borrower Control Person is required to obtain any consent, approval or authorization from, or to file declaration or statement with, any Governmental Authority or other agency in connection with or as a condition to the execution, delivery or performance of this Agreement, the Notes or the other Loan Documents executed and delivered by any Borrower Control Person.

4.1.3       Taxes. Each Borrower Control Person has (i) filed all tax returns required to have been filed (or is within any properly-filed extension period) by such Borrower Control Person under the Legal Requirements, and (ii) paid all taxes that are due and payable by such Borrower Control Person or that have been assessed against such Borrower Control Person, as applicable.

4.1.4       Single Purpose Entity. Each of the Borrowers and Sole Member are single purpose entities and comply with the single purpose entity requirements set forth in Section 5.1.14 hereof.

4.1.5       Enforceability. This Agreement, and each other Loan Document to which any Borrower Control Person is a party will, when delivered hereunder, be legal, valid and binding obligations of such Borrower Control Person enforceable against such Borrower Control Person in accordance with its respective terms, except as limited by equitable principles and bankruptcy, insolvency and similar laws affecting creditors’ rights. This Agreement, the Notes and such other Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense by any Borrower Control Person (including the defense of usury), and no Borrower Control Person has asserted any right of rescission, set-off, counterclaim or defense with respect thereto.

4.1.6       Litigation. Except as may have been previously disclosed to Lender in litigation searches delivered to Lender in connection with the closing of the Loan, there is no pending or, to Borrowers’ knowledge, threatened, litigation, action, proceeding or investigation before any court, governmental or quasi-governmental, arbitrator or other authority, including, without limitation, any condemnation proceeding, against (i) any Borrower Control Person that is reasonably likely to have a Material Adverse Effect, (ii) any Borrower, (iii) Guarantors, or (iv) any Property.

4.1.7       Defaults of Borrower Control Person. None of Borrowers, Guarantors nor any of the other Borrower Control Persons are in default (beyond the applicable notice and cure periods) in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party or by which any Borrower, Guarantors or any other Borrower Control Person or any Collateral, or any of the other properties or assets of any Borrower, Guarantors or any other Borrower Control Person is bound, that is reasonably likely to have a Material Adverse Effect. No Borrower Control Person is a party to any agreement or instrument or subject to any restriction that is reasonably likely to have a Material Adverse Effect.

4.1.8       No Bankruptcy Filing. No Borrower Control Person is contemplating either the filing of a petition by it under any Bankruptcy Law or the liquidation of all or a major portion of its respective assets or property. To Borrowers’ knowledge, no Person is contemplating the filing of any such petition against any Borrower Control Person. No part of any Property or the Collateral is in the hands of a receiver, no application for a receiver is pending with respect to any portion of any Property or the Collateral, and no part of any Property or other Collateral is subject to any foreclosure or similar proceeding. No Borrower Control Person has made any assignment for the benefit of creditors, nor has any Borrower Control Person filed, or had filed against it, any petition in bankruptcy.

4.1.9       Solvency. Giving effect to the transactions contemplated hereby, the fair saleable value of each Borrower’s assets, taken as a whole, exceeds and will, immediately following the making of the Loan, exceed such Borrower’s total liabilities (including, without limitation, subordinated, unliquidated, disputed and contingent obligations of such Borrower). Each Borrower’s assets, do not and, immediately following the making of the Loan will not, constitute unreasonably small capital to carry out the business of such Borrower as conducted or as proposed to be conducted. No Borrower (x) intends to, or (y) believes that it will, incur debts and liabilities (including, without limitation, contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of the obligations of any such Borrower).

4.1.10       Other Debt. Except for the Loan and any Permitted Indebtedness, Borrowers have not borrowed or received other debt financing whether unsecured or secured by any Property or any part thereof.

4.1.11       Full and Accurate Disclosure. No statement of fact made by or on behalf of any Borrower Control Person in this Agreement or in any of the other Loan Documents contains any untrue statement of material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading. There is no fact known to any Borrower that has not been disclosed to Lender that is likely to result in a Material Adverse Effect.

4.1.12       Financial Information. All financial data concerning the Borrower Control Persons, each Property and the other Collateral that has been delivered by or on behalf of any Borrower Control Person to Lender is true, complete and correct in all material respects and has been prepared in accordance with GAAP, consistently applied. Since the delivery of such data to Lender, except as otherwise disclosed in writing to Lender, there has been no material adverse change in the financial condition of any Borrower Control Person, each Property, or in the results of operations of any Borrower Control Person. None of the Borrower Control Persons have incurred any material obligation or liability, contingent or otherwise, not reflected in such financial data to Lender.

4.1.13       Investment Company Act; Public Utility Holding Company Act. None of the Borrower Control Persons are (i) an “investment company”, an “affiliated person” of, “promoter” or “principal” underwriters for or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, (ii) a “holding company” or a “subsidiary company” of a “holding company” or an “affiliate” of either a “holding company” or a “subsidiary company” within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (iii) subject to any other Legal Requirements that purports to restrict or regulate its ability to borrow money in accordance with this Agreement.

4.1.14       Compliance with Legal Requirements. Each Borrower Control Person is in compliance with all applicable Legal Requirements, and no Borrower Control Person has received any written notice that any Borrower Control Person or any Property is in violation of any Legal Requirement. Each Property is in compliance (or, with respect to zoning ordinances and codes, is deemed legally nonconforming) with all applicable Legal Requirements.

4.1.15       No Defaults. No Default or Event of Default exists under or with respect to any Loan Document.

4.1.16       Plans and Welfare Plans; ERISA. The assets of Borrowers (or any of them) are not treated as “plan assets” under regulations currently promulgated under ERISA. Each Plan, and, to the best knowledge of each Borrower, each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, its terms and the applicable provisions of ERISA, the Code and any other federal or state law. There are no pending issues or claims before the Internal Revenue Service, the United States Department of Labor or any court of competent jurisdiction related to any Plan or Welfare Plan. No ERISA Event has occurred, and there exists no condition or set of circumstances, in connection with any Plan or Welfare Plan under which any Borrower or, to the best knowledge of any Borrower, any ERISA Affiliate, directly or indirectly (through an indemnification agreement or otherwise), is reasonably likely to be subject to any material risk of liability under Section 409 or 502(i) of ERISA or Section 4975 of the Code. No Welfare Plan provides or will provide benefits, including, without limitation, death or medical benefits (whether or not insured) with respect to any current or former employee of any Borrower, or, to the best knowledge of any Borrower, any ERISA Affiliate beyond his or her retirement or other termination of service other than (i) coverage mandated by Legal Requirements, (ii) death or disability benefits that have been fully provided for by fully paid up insurance or (iii) severance benefits. Each Borrower currently complies with ERISA. Neither the making of the Loan nor the exercise by Lender of any of Lender’s rights under the Loan Documents constitutes or will constitute a non-exempt, prohibited transaction under ERISA or Section 4975 of the Code.

4.1.17       Borrowers’ Names. The full legal name of each Borrower is as set forth on the signature page hereof. No Borrower does any business under any other name (including any trade-name or fictitious business name).

4.1.18       No Foreign Person or Prohibited Person; Source of Funds. Neither any Borrower nor any Guarantor (i) is a “foreign person” within the meaning of § 1445(f)(3) and 7701 of the Code, (ii) is a Prohibited Person, or (iii) receives more than five percent (5%) of its revenue or capital from business conducted in or with countries sanctioned by the U.S. Treasury Department of Foreign Assets Control, except in connection with “Country Sanction Programs” promulgated thereby.

4.1.19       Labor Matters. No Borrower is a party to any collective bargaining agreements.

4.2       Representations and Warranties as to each Property. Each Borrower hereby represents and warrants to Lender that, as of the Closing Date:

4.2.1       Title to Each Property. Each Borrower owns good, marketable and indefeasible fee simple title in and to the applicable Property, free and clear of all Liens other than the Permitted Encumbrances. Each Borrower is the sole and absolute owner of the Chattels, the Intangible Personalty and the other Collateral in respect of the applicable Property free and clear of all Liens other than Permitted Encumbrances. Except as set forth in the Lease Certificate, there are no outstanding purchase options, purchase contracts or agreements, rights of first refusal, or rights of first offer, in each case, with respect to the purchase of any Property (or any portion thereof), whether written or oral, and there are no other restrictions on transferability affecting any Property. No Borrower has received any written notice from any Governmental Authority having jurisdiction over any Property as to any violation of any applicable Legal Requirement No Borrower has received any written notice from any insurance company or inspection or rating bureau setting forth any requirements as a condition to the continuation of any insurance coverage on or with respect to any Property or the continuation thereof at premium rates existing at present, which, in either case, has not been remedied or satisfied.

4.2.2       Utilities and Public Access. Each Property has direct access to public streets or roadways in each case adequate to meet the needs of the Improvements and no Borrower has any knowledge of any plans by any Governmental Authority to change the highway or road system in the vicinity of any Property or to restrict or change access from any such public street or roadway. Each Property is or will be served by water, electric, sanitary sewer and storm drain facilities, in each case, adequate to meet the needs of the Improvements. All public utilities necessary to the use and enjoyment of each Property are located in the public right-of-way abutting such Property, including, but not limited to, water supply, storm and sanitary sewer facilities, natural gas, electric and telephone facilities, cable television facilities and high speed internet access facilities, and all such utilities are or shall be connected so as to serve each Property without passing over other property except for land or easement areas of or available to the utility company providing such utility service. The Property Record Agreements, if any, are in full force and effect, and there are no defaults thereunder by any Borrower or any other party, and no conditions exist which with the passage of time and/or notice would constitute defaults thereunder. All amounts due and payable by any Borrower under any Property Record Agreement have been paid.

4.2.3       Condemnation. No Taking has been commenced or to the knowledge of any Borrower has been threatened in writing with respect to all or any portion of any Property or for the relocation of roadways providing access to any Property.

4.2.4       Insurance. All insurance policies held by Borrowers relating to or affecting any Property are in full force and effect. No Borrower has received any written notice of default or notice terminating or threatening in writing to terminate any such insurance policies.

4.2.5       Environmental Compliance.

A.       Except as disclosed in the Environmental Reports, each Borrower and each Property are in full compliance with all applicable Environmental Law (which compliance includes, but is not limited to, the possession by Borrowers of all environmental, health and safety permits, licenses and other governmental authorizations required in connection with the ownership and operation of each Property under all applicable Environmental Law).

B.       No Liens are presently recorded with the applicable land records under or pursuant to any applicable Environmental Law with respect to any Property, and no Governmental Authority has been taking or, to Borrowers’ knowledge, is in the process of taking any action that could subject any Property to Liens under any applicable Environmental Law.

4.2.6       Mortgage and Other Liens. Each of the Mortgages creates a valid and enforceable first or second priority Lien, as applicable, on the Property described therein, as security for the repayment of the Secured Obligations, subject only to Permitted Encumbrances. This Agreement creates a valid and enforceable first priority Lien on all Account Collateral. Each Security Document establishes and creates a valid and enforceable Lien on and a security interest in, or claim to, the rights and property described therein. To the extent governed by the UCC, upon proper recording and/or filing, as applicable, of each of the UCC-1 Financing Statements in the appropriate recording and/or filing office, as applicable, the UCC-1 Financing Statements will perfect the security interest created in favor of Lender in all property covered by any Security Document in which a security interest may be perfected by the filing of a financing statement, and such security interest shall be a valid and first priority Lien.

4.2.7       Assessments; Impositions. There are no special or other assessments for public improvements or otherwise now affecting any Property. There are no pending or, to any Borrower’s knowledge, proposed special or other assessments for public improvements or otherwise affecting any Property, nor are there, to any Borrower’s knowledge, any contemplated improvements to any Property that may result in such special or other assessments other than regular real estate tax assessments. There are no outstanding Impositions, and all Impositions that are due and payable have been paid in full. There are no tax abatements or exemptions affecting any Property. There are no license fees or similar charges required in respect to any filled land or in respect of any tideland, wetland or other bodies of water.

4.2.8       No Joint Assessment; Separate Lots. No Property is jointly assessed (i) with any other real property constituting a separate tax lot, or (ii) with any portion of any Property that may be deemed to constitute personal property, or any other procedure whereby the lien of any taxes that may be levied against such personal property shall be assessed or levied or charged to any Property as a single lien. Each Property is comprised of one or more parcels, each of which constitutes a separate tax lot and none of which constitutes a portion of any other tax lot not a part of such Property.

4.2.9       No Prior Assignment. Pursuant to the Mortgages, Lender is the collateral assignee of each Borrower’s interest under the Contracts and the Leases. There are no prior assignments by any Borrower of the Contracts and of the Leases or any portion of the Gross Revenue for any Property.

4.2.10       Flood Zone. No portions of any Property are located in a flood hazard area as defined by the Federal Insurance Administration, except as expressly identified in the Survey for such Property.

4.2.11       Intellectual Property. (i) All Intellectual Property that any Borrower owns or has pending, or under which it is licensed, is in good standing and uncontested, (ii) there is no Intellectual Property that any Borrower currently owns that is necessary to the business of such Borrower as presently conducted (or as such Borrower contemplates conducting), (iii) no Borrower has infringed, is infringing, or has received written notice of infringement with respect to asserted trademarks of others, and (iv) to each Borrower’s knowledge, there is no infringement by others of any material Intellectual Property of such Borrower.

4.2.12       No Encroachments. With respect to each Property, except as set forth on the Survey for such Property and/or in the applicable Zoning Report for such Property delivered to Lender in connection with the closing of the Loan: (i) all of the Improvements that were included in determining the appraised value of such Property lie wholly within the boundaries and building restriction lines of the Land included in such Property, (ii) no improvements on adjoining properties encroach upon the Land included in such Property, and (iii) no easements or other encumbrances upon the Land included in such Property encroach upon any of the Improvements included in such Property, so as to affect the value or marketability of such Property, except those that are insured against by the Title Insurance Policy in favor of Lender.

4.2.13       Leases. As of the Closing Date, (i) no Property is subject to any Leases other than those identified in the Lease Certificate, (ii) no Person has any possessory interest in any Property or right to occupy any Property other than Borrowers and the tenants under the Leases identified in the Lease Certificate, (iii) no written or oral agreements or understandings (including, without limitation, electronic mail and electronic instant messaging correspondence) exist between any Borrower and any Person that grant such Person any rights to occupy any Property other than the Leases identified in the Lease Certificate, (iv) each Borrower has delivered to Lender true and complete copies of all Leases identified in the in the Lease Certificate, and (A) each such Lease is in full force and effect, (B) no default exists under any Lease, (C) each Lease reflects the entire agreement between the parties thereto, and there is no amendment, modification, supplement, side letter or any other agreement with respect to any Lease except, in each case, as identified in the in the Lease Certificate.

4.2.14       No Other Real Property. With respect to each Property, except for the Land included in such Property and public streets and sidewalks, Borrowers do not use or occupy any other material real property in connection with such Property or the operation, occupancy and management of such Property and all amenities (including parking) made available to guests and other users of such Property. With respect to each Property, the Land included in such Property includes all of the land required for the use of such Property by Borrowers. Each Property includes all of Borrowers’ interests in such Property.

4.2.15       Personal Property. Borrowers have good title to all Equipment and Inventory, if any, free of all Liens, except the Permitted Encumbrances.

4.2.16       Fees, Commissions and Compensation. Except pursuant to the Initial Property Management Agreement or as disclosed in the in the Lease Certificate, no Person has any right or claim to any fees, commissions, compensation or other remuneration in connection with or arising out of the financing, sale, lease, use, occupancy, management or operation of the all or any portion of any Property. Except as disclosed in the in the Lease Certificate, there exists no brokerage agreement with respect to any Property or any portion thereof.

4.2.17       Zoning. Except as may be set forth in the Zoning Reports delivered to Lender in connection with the closing of the Loan, the applicable zoning ordinances permit the use and operation of each Property as industrial warehouse buildings as a permitted use, and not as a non-conforming use. Except as may be expressly set forth in the Zoning Reports delivered to Lender in connection with the closing of the Loan, each Property complies with the approvals granted by the applicable Governmental Authority in respect of such Property and all applicable zoning ordinances, regulations, requirements, conditions and restrictions, including but not limited to deed restrictions and restrictive covenants, applicable to such Property. Each Property is located in the zoning districts set forth on Schedule 3 attached hereto.

4.2.18       Contracts. Except to the extent disclosed to Lender in the Lease Certificate, (i) there are no Contracts presently affecting any Property having a term in excess of one hundred eighty (180) days or not terminable by Borrowers (without penalty) on thirty (30) days’ notice, (ii) Borrowers have heretofore delivered to Lender true, correct and complete copies of each of the Contracts (including, without limitation, the Initial Property Management Agreement) together with all amendments thereto, (iii) Borrowers are not in default beyond any applicable notice and/or cure period of any obligations under any of the Contracts, and (iv) the Contracts represent the complete agreement between Borrowers and such other parties as to the services to be performed or materials to be provided thereunder and the compensation to be paid for such services or materials, as applicable, and except as otherwise disclosed herein, such other parties possess no unsatisfied claims against Borrowers.

4.2.19       Permits. Borrowers have obtained all Permits necessary for the operation, use, ownership, development, occupancy and maintenance of the Properties for the current uses and occupancy and the uses and occupancy as set forth under the Leases. None of the Permits are currently suspended or revoked, all of the Permits are in full force and effect, no amount for which any Borrower is obligated to pay remains past due in respect of such Permits, and Borrowers have made or will make application for renewals of any of the Permits as may be required.

4.2.20       Repairs and Alterations. Except as set forth on Schedule 5, there is no ongoing alteration, construction or other improvement work at any Property, except for tenant improvement work required pursuant to the Leases.

4.3       Survival of Representations. Borrowers agree that (i) all of the representations and warranties of Borrowers set forth in Section 4.1 and Section 4.2 hereof and in the other Loan Documents delivered on the Closing Date are made as of the Closing Date, and (ii) all such representations and warranties made by Borrowers shall survive as provided in Section 11.1 hereof. All representations, warranties, covenants and agreements made in this Agreement or in the other Loan Documents shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf or any documents or other materials delivered to or reviewed by Lender.

ARTICLE 5 COVENANTS

5.1       Affirmative Covenants. Borrowers covenant and agree that, from the date hereof and until payment in full of the Secured Obligations:

5.1.1       Intentionally Omitted.

5.1.2       Impositions and Other Claims.

A.       Impositions. Except to the extent Borrowers have deposited funds with the Lender pursuant to Section 5.1.2(B) below, Borrowers shall (i) pay, before delinquency and before the imposition of any penalty or interest, all Impositions, including without limitation any Property Impositions that may be levied or imposed at any time against any Property, the Chattels, the Intangible Personalty or the other Collateral, and (ii) within ten (10) days after each payment of any such Imposition, Borrowers shall upon request deliver to Lender an official receipt for or other written evidence such payment, provided, however, that Borrowers are not required to furnish such receipts for payment of Property Impositions in the event that such Property Impositions have been paid by Lender pursuant to Section 5.1.2(B) below. At Lender’s option, Lender may retain the services of a firm to monitor the payment of all Property Impositions relating to any Property and the Collateral, the out-of-pocket cost of which shall be borne by Borrowers.

B.       Deposit for Taxes. On the Closing Date, for each Property, Borrowers shall deposit with Lender an amount equal to 1/12th of the amount that Lender estimates will be required to make the next annual payment of Property Impositions with respect to such Property, multiplied by the number of whole or partial months that have elapsed since the date one (1) month prior to the most recent due date for such Property Impositions. Thereafter, on each Payment Date, Borrowers shall deposit with Lender an amount equal to 1/12th of the amount that Lender estimates will be required to make the next annual payment of Property Impositions, with respect to each Property. The purpose of these provisions is to provide Lender with sufficient funds on hand for Lender or Servicer to pay all such Property Impositions thirty (30) days before the date on which such Property Impositions become past due. If Lender determines that the funds escrowed hereunder are, or will be, insufficient to pay such Property Impositions, Borrowers shall, within five (5) days following Borrowers’ receipt of written demand, pay such additional sums as Lender shall reasonably determine necessary and shall pay any increased monthly charges requested by Lender. Provided that no Event of Default exists and is continuing, Lender shall apply the amounts so deposited to the payment of such Property Impositions when due, but in no event will Lender be liable for any interest on any amount so deposited, and any amount so deposited may be held and commingled with Lender’s own funds. If an Event of Default exists, Lender may apply such funds to the payment of any Property Impositions or the payment of any Secured Obligations in such order as Lender shall elect or retain the same as collateral for the Secured Obligations, in its sole discretion.

C.       Intentionally Omitted.

D.       Right to Contest. Notwithstanding any other provision of this Section 5.1.2, Borrowers shall not be deemed to be in default solely by reason of Borrowers’ failure to pay any Imposition so long as, in Lender’s judgment, each of the following conditions is satisfied:

(i)       Borrowers are engaged in and diligently pursuing in good faith administrative or judicial proceedings appropriate to contest the validity or amount of such Impositions;

(ii)       Borrowers’ payment of such Imposition would materially prejudice Borrowers’ prospects for success in such proceedings or Borrower pays the Impositions under protest;

(iii)       Nonpayment of such Imposition will not result in the loss or forfeiture of any Property or other Collateral encumbered by the Loan Documents or any interest of Lender therein; and

(iv)       Borrowers (x) deposit with Lender, as security for such payment that may ultimately be required, a sum equal to the amount of the disputed Imposition plus the interest, penalties, advertising charges, and other costs that Lender reasonably estimates are likely to become payable if Borrowers’ contest is unsuccessful, or (y) post a bond with the applicable taxing authority having the same effect. For the avoidance of doubt, any funds required to be deposited with Lender under this paragraph (iv) shall be in addition to all taxes, assessments and other governmental charges that are not being contested and that are subject to the deposit provisions of Section 5.1.2(B) hereof.

If Lender determines that any one or more of such conditions is not satisfied or is no longer satisfied, Borrowers shall pay the Imposition in question, together with any interest and penalties thereon, within ten (10) days after Lender gives notice of such determination.

E.       Mechanic’s Liens. Borrowers shall keep each Property free and clear of all Liens and claims of Liens by contractors, subcontractors, mechanics, laborers, materialmen, and other such Persons, and will cause any recorded statement of any such Lien to be released of record or bonded off, within thirty (30) days after any Borrower’s actual notice of the recording thereof. Notwithstanding the preceding sentence, however, Borrowers shall not be deemed to be in default under this Section 5.1.2(E) if and so long as Borrowers (a) contest in good faith the validity or amount of any asserted Lien and diligently prosecutes or defends an action appropriate to obtain a binding determination of the disputed matter, and (b) provide Lender with such security as Lender may reasonably require to protect Lender against all loss, damage, and expense, including attorneys’ fees, that Lender might incur if the asserted Lien is determined to be valid and, as may be required, to remove or bond off any such Lien, if not bonded by Borrowers.

5.1.3       Litigation. Borrowers shall give prompt written notice to Lender of any litigation or governmental proceedings pending or threatened (in writing) against (i) any Borrower, any Guarantor, any Borrower Control Person, any Property or the other Collateral, and (ii) to the extent it could have a Material Adverse Effect, on any Borrower, any Guarantor, any Borrower Control Person, any Property or other Collateral.

5.1.4       General Indemnity.

A.       Borrowers shall, at Borrowers’ sole cost and expense, protect, defend, indemnify, release and hold harmless Lender, and its parents, subsidiaries, Affiliates, shareholders, partners, members, directors, officers, employees, trustees, representatives and Servicer and the heirs, legal representatives, successors and assigns of the foregoing, and any prior holder of any of the Notes (each an “Indemnified Party” and collectively, the “Indemnified Parties”) for, from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), administrative and judicial actions, proceedings, obligations, debts, damages, losses (including, without limitation, actual loss of the value of any Property), costs, expenses, fines, penalties, charges, fees, judgments, awards, amounts paid in settlement, and litigation costs of whatever kind or nature that may be asserted against, imposed on or incurred by Lender (including, without limitation, Lender’s out-of-pocket attorneys’ fees and all other reasonable costs of defense) (collectively, the “Losses”) imposed upon or incurred by or asserted against any Indemnified Parties (except to the extent same are directly caused by gross negligence or willful misconduct of any Indemnified Party) and directly or indirectly arising out of or in any way relating to any one or more of the following:

(i)       the Loan, the Loan Documents, the Secured Obligations, or the Loan Application, or the ownership of the Notes, any of the other Loan Documents or any interest therein or receipt of any Gross Revenue or arising in respect of the Accounts;

(ii)       any untrue statement of any material fact contained in any information concerning any Borrower, any Guarantor, any Borrower Control Person, any Property, the other Collateral or the Loan prepared or approved in writing by such Borrower, any Guarantor or such Borrower Control Person, or the omission to state therein a material fact (a) required to be stated in such information, or (b) necessary in order to make the statements in such information (or in light of the circumstances under which such statements were made) not misleading;

(iii)       any and all lawful action that may be taken and is taken by Lender, consistent with the terms hereof, in connection with the enforcement of the provisions of this Agreement, the Notes or any of the other Loan Documents, whether or not suit is filed in connection with same, or in connection with any Borrower Control Person or any Affiliate of any Borrower Control Person becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding;

(iv)       any accident, injury to or death of persons or loss of or damage to property occurring in, on or about any Property or any part thereof or on the adjoining sidewalks, curbs, adjoining property or adjoining parking areas, streets or ways;

(v)       any use or nonuse of or condition in, on or about any Property or any part thereof or on the adjoining sidewalks, curbs, adjoining property or adjoining parking areas, streets or ways;

(vi)       any default under the covenants of any Borrower with respect to ERISA and/or employee benefit plans contained herein, including, without limitation, the breach by any Borrower of any representation or warranty set forth in Section 4.1.16 or the breach by any Borrower of any covenant contained in Section 5.1.15 and/or Section 5.2.12 hereof (for the avoidance of doubt, (a) the term “Losses” under this Section 5.1.4(A)(vi) shall include, without limitation, excise taxes, attorneys’ fees and costs incurred in the investigation, defense, and settlement of any related claims and in obtaining any individual ERISA exemption or state administrative exception that may be required, in Lender’s sole and absolute discretion, and (b) the indemnity under this Section 5.1.4(A)(vi) shall not be subject to the limitation on personal liability described in Section 11.28 hereof);

(vii)       any failure on the part of any Borrower to perform or be in compliance with any of the terms of this Agreement or any of the other Loan Documents;

(viii)       any and all claims for brokerage, leasing, finders or similar fees which may be made relating to any Property and/or the Secured Obligations;

(ix)       performance of any labor or services or the furnishing of any materials or other property in respect of any Property or any part thereof pursuant to provisions of this Agreement;

(x)       the failure of any Borrower to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with this Agreement;

(xi)       any tax, including, without limitation, any mortgage recording tax, on the making and/or recording of this Agreement, any of the Notes, and of the Mortgages or any of the other Loan Documents (but excluding any Lender Taxes);

(xii)       any failure of (a) Borrowers to timely pay any Impositions or (b) any Property to be in compliance with any Legal Requirement or Insurance Requirement;

(xiii)       the enforcement by any Indemnified Party of the provisions of this Section 5.1.4; and

(xiv)       any and all claims and demands whatsoever that may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease.

THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PARTY WITH RESPECT TO LOSSES THAT ARE CAUSED BY, OR ARISE OUT, IN WHOLE OR IN PART, OF THE ORDINARY NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PARTY OR ANY STRICT LIABILITY.

B.       Promptly after receipt by an Indemnified Party under this Section 5.1.4 of notice of the making of any claim or the commencement of any action, such Indemnified Party shall, if a claim in respect thereof is to be made by such Indemnified Party against Borrowers under this Section 5.1.4, promptly notify Borrowers in writing, but the omission to so notify Borrowers shall not relieve Borrowers from any liability that Borrowers may have to any Indemnified Party under this Section 5.1.4 or otherwise unless and to the extent that Borrowers did not otherwise possess knowledge of such claim or action and such failure resulted in the forfeiture by Borrowers of substantial rights and defenses or a substantial increase in its obligations hereunder. In case any such claim is made or action is brought against any Indemnified Party and such Indemnified Party seeks or intends to seek indemnity from Borrowers, Borrowers shall be entitled to participate in, and, to the extent that Borrowers may wish, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party; and, upon receipt of notice from Borrowers to such Indemnified Party of Borrowers’ election so to assume the defense of such claim or action and only upon approval by the Indemnified Party of such counsel (such approval not to be unreasonably withheld, conditioned or delayed), Borrowers shall not be liable to such Indemnified Party under this Section 5.1.4 for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof. Notwithstanding the preceding sentence, each Indemnified Party shall be entitled to employ counsel separate from such counsel for Borrowers and from any other party in such action if such Indemnified Party is advised by counsel in writing that a conflict of interest exists that makes representation by counsel chosen by Borrowers not advisable. In such event, but only in such event, Borrowers shall pay the reasonable fees and disbursements of such separate counsel, subject to reimbursement of such costs if the Indemnified Party requiring such separate counsel is found not to be entitled to the indemnity protection of this Section 5.1.4. Borrowers shall not, without the prior written consent of an Indemnified Party, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification is sought hereunder (whether or not such Indemnified Party is an actual or potential party to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising out of such claim, action, suit or proceeding. No Indemnified Party shall enter into a settlement of or consent to the entry of any judgment with respect to any action, claim, suit or proceeding as to which an Indemnified Party would be entitled to indemnification hereunder without the prior written consent of Borrowers.

C.       Any amounts payable to an Indemnified Party by reason of the application of this Section 5.1.4 shall become due and payable ten (10) days after written demand of Lender and shall accrue interest at the Default Rate from the earlier of (i) the date that any such amount was paid by Lender, and (ii) the tenth (10th) day following the date the demand is deemed to have been sent by Lender pursuant to the terms hereof until paid, and such amounts shall constitute part of the Secured Obligations.

D.       The provisions of and undertakings and indemnification set forth in this Section 5.1.4 shall survive the satisfaction and payment of the Secured Obligations and termination of this Agreement.

5.1.5       Access to Property; Inspection Rights. Borrowers shall permit Lender, and representatives and employees of Lender to inspect each Property or any part thereof at such reasonable times as may be requested by Lender upon reasonable advance written notice and subject to the rights of tenants. At any reasonable time, and from time to time, upon prior notice from Lender, Borrowers shall permit Lender, or any agents or representatives thereof, to (i) examine and make copies of and abstracts from the records and books of account of Borrowers, (ii) visit and inspect the Properties and the Chattels, and (iii) discuss with Borrowers the affairs, finances and accounts of Borrowers. So long as (a) no Event of Default shall exist and be continuing, and (b) Borrowers shall not have received any written notice from any Governmental Authority that could give rise to a violation under any Legal Requirement or any other reasonable cause for inspection with respect to a breach of the obligations of Borrowers under the Loan Documents, Borrowers shall not be obligated to reimburse Lender for more than one inspection per year. Borrowers shall take all actions necessary or required under the Leases to effect such right of Lender to inspect the Properties.

5.1.6       Notice of Default. Borrowers shall promptly advise Lender in writing of (i) any change in the condition, financial or otherwise of any Borrower Control Person that is reasonably likely to have a Material Adverse Effect or (ii) the occurrence of any Event of Default.

5.1.7       Cooperate in Legal Proceedings. Borrowers shall cooperate with Lender with respect to any proceedings before any Governmental Authority that are reasonably likely to in any way materially affect the rights of Lender hereunder or any rights obtained by Lender under any of the Loan Documents and, in connection therewith, shall not prohibit Lender, at its election, from participating in any such proceedings.

5.1.8       Perform Loan Documents. Borrowers shall perform and comply with all covenants, conditions and prohibitions required to be observed, performed or satisfied by Borrowers (or any of them) pursuant to and in accordance with the terms and provisions set forth in the Loan Documents, and shall pay when due all costs, fees and expenses required to be paid by Borrowers under the Loan Documents.

5.1.9       Future Loan Modification. If, after the date of this Agreement, Lender elects to modify, split and/or sever of any portion of the Loan as described in this Section 5.1.9 (the “Loan Modification”), Borrowers shall cooperate, and cause Guarantors and the Borrower Control Persons to cooperate, with Lender (at Lender’s sole cost and expense, other than Borrowers’ legal fees in connection with review of any Loan Modification documents) to effectuate such Loan Modification and shall execute, acknowledge and deliver such documents as Lender may reasonably request to evidence the Loan Modification. Upon the election of Lender at any time, Lender may (i) cause this Agreement, the Notes and the Mortgages to be split into additional tranches of (or first and second) mortgage loans, (ii) create one or more senior and subordinate notes (i.e., an A/B or A/B/C structure), or (iii) create multiple components of the Notes or notes, and allocate or reallocate the Principal Indebtedness among such components,; provided, however, that, in each such instance, immediately after the effective date of such Loan Modification (a) the Principal Indebtedness equals the Principal Indebtedness immediately prior to such Loan Modification, (b) the weighted average of the interest rates for the Notes or notes evidencing the Loan (or components of such Notes or notes) equals the interest rate of the Notes immediately prior to such Loan Modification, and (c) there shall be no change to any other economic term of the Loan or to the rights, remedies or obligations of any Borrower or Guarantors (except that the ownership structure of Borrowers may be revised to effectuate a mezzanine loan structure under the Loan Documents provided that the beneficial ownership of Borrowers remains unchanged).

5.1.10       Further Assurances. Borrowers shall, at Borrowers’ sole cost and expense:

A.       Upon the reasonable request of Lender therefor given from time to time pay for (i) reports of UCC, tax lien, judgment and litigation searches with respect to any Borrower Control Person, and (ii) searches of title to each Property and the other Collateral, each such search to be conducted by search firms designated by Lender in each of the locations designated by Lender;

B.       Furnish to Lender all instruments, documents, certificates, title and other insurance reports and agreements, and each and every other document, certificate, agreement and instrument required to be furnished pursuant to the terms of the Loan Documents or reasonably necessary to evidence, preserve and/or protect the Collateral at any time securing or intended to secure the Notes;

C.       Execute and deliver to Lender such documents, instruments, certificates, assignments and other writings, and do such other acts necessary, to evidence, preserve and/or protect the Collateral at any time securing or intended to secure the Notes, as Lender may reasonably require (including, without limitation, any amendment or replacement to any of the Mortgages, the UCC-1 Financing Statements or other Security Documents); and

D.       Do and execute all and such further lawful and reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Agreement and the other Loan Documents, as Lender shall reasonably require from time to time.

5.1.11       Management and Leasing of the Properties.

A.       Each Property shall be managed by Borrowers or a Property Manager. None of the Properties shall be managed by any Person other than Borrowers, except pursuant to a Property Management Agreement delivered to, and approved by, Lender, and with a Property Manager consented to by Lender, such consent not to be unreasonably withheld, conditioned or delayed. Lender hereby approves the Initial Property Managers and the Initial Property Management Agreements. Borrowers hereby represent to Lender that Borrowers have delivered to Lender a true, correct and complete copies of the Initial Property Management Agreements. Any substitute or replacement Property Management Agreement or any other change in Property Manager shall be subject to the prior written consent of Lender, such consent not to be unreasonably withheld, conditioned or delayed. Borrowers shall not enter into or permit any (i) amendment, modification, substitution, replacement or termination of any Property Management Agreement (including, without limitation, any increase of the amount of any management fees or a release any of Borrowers’ rights and remedies under any such Property Management Agreement), or (ii) substitution, replacement or termination of any Property Manager, in each case, without the prior written consent of Lender, not to be unreasonably withheld, conditioned or delayed. Any such Property Manager shall execute a subordination agreement in respect of its Property Management Agreement in the form and substance of the Subordination of Management Agreement. Borrowers shall provide Lender with a copy of any written notice received by Borrowers from any Property Manager of the occurrence of any default or event of default or condition that with the giving of notice or passage of time, or both, would constitute an event of default under any Property Management Agreement or that would entitle the Property Manager thereunder to terminate the Property Management Agreement. Each Property Management Agreement shall be terminated by Borrowers, at Lender’s request, upon not less than thirty (30) days prior notice to Borrowers upon an Event of Default.

B.       As of the date hereof, Borrower represents that there exists only one leasing agreement in place (for the 3940 Stern Property). All leasing brokerage agreements must be with leasing brokers and contain subordination and termination provisions and must be otherwise reasonably satisfactory to Lender, both as to such leasing brokerage agreement and as to such leasing broker or agent. Borrowers shall cause each leasing broker or agent to enter into a subordination agreement in the form and substance of Lender’s form Subordination of Leasing Agreement and to deliver to Lender such Subordination of Leasing Agreement simultaneously with the execution and delivery of such leasing brokerage agreement. Borrowers shall provide Lender with a copy of any written notice received by Borrowers from such leasing broker of the occurrence of any default or event of default or condition that with the giving of notice or passage of time, or both, would constitute an event of default under any leasing brokerage agreement or that would entitle the leasing broker to terminate its agreement. Such leasing brokerage agreement shall be terminated by Borrowers, at Lender’s reasonable request, upon not less than thirty (30) days’ prior notice to Borrowers during an Event of Default.

5.1.12       Financial Reporting.

A.       Each Borrower shall furnish to Lender (i) within forty-five (45) days following the end of each fiscal year of such Borrower, such Borrower’s annual operating statements for the respective Property owned by such Borrower as of the end of and for the preceding fiscal year, prepared against the applicable Operating Budget for such fiscal year, (ii) contemporaneously with the delivery of each of such operating statements of such Property, a Rent Roll certified, signed and dated by such Borrower, (iii) within ninety (90) days following the end of each fiscal year of such Borrower, an annual consolidated balance sheet and profit and loss statement of such Borrower and Guarantors (and if Permitted Mezzanine Lender becomes the “Guarantor” hereunder, such annual statements shall be audited), and (iv) copies of all federal and state tax returns of such Borrower (and if such Borrower does not file tax returns separately, then Lender shall accept the consolidated tax returns of Persons that include the tax returns of Borrower in lieu of providing separate tax returns), and Guarantors within ten (10) days following the date of the filing of same (provided however, that if Permitted Mezzanine Lender becomes the “Guarantor” hereunder, such Guarantor shall only be required to deliver to Lender copies of the first two (2) pages of each of the federal and state tax returns of such Guarantor). The financial statements and reports described in clause (i) and clause (iii) above (and if applicable, the quarterly reports of Permitted Mezzanine Lender as set forth below) shall be in such detail as Lender may require, shall be prepared in accordance with generally accepted accounting principles consistently applied, and shall be certified to Lender as true, correct and complete by such Borrower and Guarantors (or, if required by Lender, by an independent certified public accountant acceptable to Lender).  Borrowers and Guarantors shall also promptly furnish or cause to be furnished to Lender, any other financial reports or statements of any Borrower and Guarantors, including, without limitation, balance sheets, profit and loss statements, tax returns, other financial statements, and certified Rent Rolls, required under any of the Loan Documents, requested by any regulatory or governmental authority exercising jurisdiction over Borrowers, or reasonably requested by Lender from time to time, certified as true, correct and complete by Borrowers and Guarantors.  Upon Lender’s request at any time, Borrowers shall supply to Lender the items described in clause (i) and clause (ii) above on a quarterly basis, with the first such quarterly deliveries being made not later than the date that is the later of (x) forty-five (45) days following the end of the most recently ended calendar quarter and (y) fifteen (15) Business Days following the date such request by Lender.  In addition, upon demand by Lender following any Default or Event of Default, or if Lender securitizes the Loan, Borrowers shall deliver to Lender the items required in clause (a) and clause (b) above on a monthly basis. Notwithstanding anything to the contrary contained herein, in the event that Permitted Mezzanine Lender becomes the “Guarantor” hereunder, then in lieu of the deliverables set forth in clause (iv) above, Permitted Mezzanine Lender shall be required to deliver to Lender, within sixty (60) days following the end of each fiscal quarter of such Guarantor, a quarterly consolidated balance sheet and profit and loss statement of Guarantor.

B.       At least thirty (30) days prior to the end of each Fiscal Year of Borrowers, each Borrower shall submit or cause to be submitted to Lender, an Operating Budget for Property Expenses for the next Fiscal Year for the applicable Property. Each Operating Budget shall be subject to the reasonable approval of Lender.

C.       Borrowers shall furnish, or cause to be furnished to Lender, within thirty (30) days after Lender’s request, any other financial reports or statements of Borrowers, Guarantors and/or any Borrower Control Person, including, without limitation, balance sheets, profit and loss statements, tax returns, other financial statements, and certified Rent Rolls, required under any of the Loan Documents, requested by any regulatory or governmental authority exercising jurisdiction over Lender, or reasonably requested by Lender from time to time, certified as true, correct and complete by Borrowers and Entity Guarantors.

D.       Notwithstanding the foregoing provisions of this Section 5.1.12, no Individual Guarantor shall be required to deliver any of the items required pursuant to Section 5.1.12(A), Section 5.12.12(B) or Section 5.1.12(C) unless the Net Worth and Available Liquidity of such Individual Guarantors is taken into account in order to satisfy the Guarantor Minimum Net Worth Requirement and the Guarantor Minimum Available Liquidity Requirement.

5.1.13       Operation of Property and Use. Borrowers shall cause the use and operation of each Property to be conducted at all times in a manner consistent with industrial warehouse buildings (in each case consistent with the use of each Property as of the Closing Date), with the appropriate ancillary uses and amenities and for no other purpose, continuously and without interruption except for casualty or condemnation and temporary interruption for repairs or improvements.

5.1.14       Single-Purpose Entity. In no event shall any Borrower, whether directly or indirectly, acquire any property or asset other than the applicable Property or commence any income generating activity not contemplated to be conducted by such Borrower as set forth in this Agreement until all Secured Obligations have been indefeasibly paid in full. In no event shall Sole Member, whether directly or indirectly, acquire any property or asset other than a direct or indirect ownership interest in Borrowers or commence any income generating activity not contemplated to be conducted by Sole Member as set forth in this Agreement until all Secured Obligations have been indefeasibly paid in full. Without limiting the preceding provisions of this Section 5.1.14, each Borrower and Sole Member shall at all times until the Secured Obligations have been indefeasibly paid in full, be a Person, other than an individual, that (a) is formed or organized solely for the purpose of (i) with respect to each Borrower, holding, directly, an ownership interest in the applicable Property, or any portion thereof, and (ii) with respect to Sole Member, holding, directly or indirectly, an ownership interest in the applicable Borrower(s), and, in each case, transacting lawful business that is incident, necessary and appropriate to accomplish the foregoing, (b) does not engage in any business other than (i) with respect to each Borrower, the ownership, management and operation of the applicable Property or any portion thereof, and (ii) with respect to Sole Member, the ownership and management of the applicable Borrower(s), and, in each case, together with all activities related thereto, (c) does not have any (i) assets other than those related to its interest in the applicable Property or Borrower(s) or (ii) Indebtedness (except for the Loan and any Permitted

Indebtedness), (d) does not guarantee or otherwise become liable on or in connection with any obligation of any other Person, other than another co-Borrower, (e) except for capital contributions and capital distributions permitted under the terms and conditions of the Loan Documents, and except in the case of another co-Borrower, does not enter into any contract or agreement with any stockholder, partner, principal, member or Affiliate of such Person or any Affiliate of any such stockholder, partner, principal, member or Affiliate except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arm’s length basis with third parties other than an Affiliate, (f) does not incur, create or assume any Indebtedness (except for the Loan and any Permitted Indebtedness (and with regard to the Sole Member, the Permitted Mezzanine Financing)), (g) does not make any loans or advances to any other Person (including, without limitation, any Affiliate) except for loans or tenant improvement allowances made available to a tenant for tenant improvement costs provided for under a lease entered into in accordance with the terms of the Loan Agreement, (h) is and intends to remain solvent and pay its debts from its own assets as the same shall become due so long as there is sufficient cash flow from the applicable Property to do so (and Lender permits such cash flow to be applied for such purposes or, to the extent funds have been reserved for such purpose, Lender elects to apply such amounts towards such purposes, and Lender’s access to such funds has not been constrained by applicable law, injunction or court order), provided, however, that nothing contained herein shall require any owner or principal of Borrower or any other Person to make any capital contribution or other contribution or loans of cash or assets to Borrower, (i) does not fail to conduct and operate its business in all material respects as previously conducted and operated, (j) intentionally omitted, (k) does not fail to maintain its books and records and bank accounts separately from those of its Affiliates, including, without limitation, its general partners or members, as may be applicable, (l) does not fail at all times to hold itself out to the public as a legal entity separate and apart from any other Person (including, without limitation, any Affiliate (including, without limitation, any stockholder, partner, member, trustee, beneficiary, or other owner of such Borrower or any Affiliate of any such stockholder, partner, member, trustee, beneficiary, or other owner), provided, however, that Borrower’s assets may be included in a consolidated financial statement of an Affiliate provided that (A) appropriate notation shall be made on such consolidated financial statements to indicate its separate identity from such Affiliate and that its assets and credit are not available to satisfy the debts and other obligations of such Affiliate or any other Person and (B) its assets, liabilities and net worth shall also be listed on its own separate balance sheet, (m) does not fail to file its own tax returns to the extent that it is legally required to do so (or file a consolidated tax return with any Person that includes the tax returns of Borrower); (n) does not intend to fail to maintain adequate capital for its normal obligations, reasonably foreseeable in a business of its size and character and in light of its contemplated business operations, so long as there is sufficient cash flow from the Property to do so (and Lender permits such cash flow to be applied for such purposes or, to the extent funds have been reserved for such purpose, Lender elects to apply such amounts towards such purposes, and Lender’s access to such funds has not been constrained by applicable law, injunction or court order), provided, however, that nothing in this clause (n) shall require any owner or principal of Borrower or any other Person to make any capital contribution or other contribution or loan of cash or assets to Borrower, (o) does not fail to maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate or any other Person, (p) does not hold itself out to be responsible for the Indebtedness of any other Person (other than with respect to each Borrower’s obligations under this Agreement in respect of the other Borrowers under the Loan Documents), (q) is subject to and complies with all of the limitations on powers set forth in the organizational documentation (and if a partnership, that of each general partner, and if a limited liability company, that of the managing member (or if there is no managing member, the members)) as in effect on the date hereof relating to separateness or bankruptcy remoteness, (r) holds all of its assets in its own name and (i) does not commingle its assets with the assets of any other Person, or (ii) permit any Affiliate or constituent party independent access to its bank accounts other than the Property Manager, (s) utilizes such Borrower’s own letterhead, invoices and checks (or the name of the Property Manager on such items, so long as the Property Manager holds itself out as acting as agent on behalf of such Borrower), provided however that Borrowers utilizes a central account containing revenue of each of the Properties which account is used only to pay expenses related solely to the Properties, (t) holds title to its interest in the applicable Property or Borrower, as applicable, in its own name, (u) allocates fairly and reasonably any overhead expenses that are shared with any Affiliate including, without limitation, paying for office space and services performed by any employee of any Affiliate, (v) does not pledge its assets for the benefit of any other Person, other than pursuant to the Loan Documents as security for the Loan, (w) corrects any known misunderstandings regarding its separate identity, (x) does not have any of its obligations guaranteed by an Affiliate except as contemplated by the Guaranty Agreement or the Environmental Indemnity Agreement, (y) shall not merge into or consolidate with any Person, or, to the fullest extent permitted by law, dissolve, terminate, liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of the assets of such Person, other than in connection with a transfer permitted pursuant to this Loan Agreement, and (z) with respect to Sole Member, has Organizational Documents that provide, at all times, there shall be at least two (2) duly appointed individuals on the board of directors or managers (each, an “Independent Manager”) of Sole Member, each of whom (i) has at least three (3) years prior employment experience and continues to be employed as an independent director, independent manager or independent member by CT Corporation, Corporation Service Company, National Registered Agents, Inc., Wilmington Trust Company, Stewart Management Company, Lord Securities Corporation or, if none of those companies is then providing professional independent directors, independent managers and independent members, another nationally-recognized company that provides such services and which is reasonably approved by Lender; (ii) is not on the board of directors or managers of more than two (2) Affiliates of Sole Member; and (iii) is not, and has never been, and will not, while serving as an Independent Manager be, any of the following: (A) a stockholder, director, manager, officer, employee, partner, member, attorney or counsel of Sole Member, any Affiliate of Sole Member or any direct or indirect equity holder of any of them, (B) a creditor, customer, supplier, service provider (including provider of professional services) or other Person who derives any of its purchases or revenues from its activities with Sole Member or any Affiliate of Sole Member (other than a nationally-recognized company that routinely provides professional independent directors, independent managers or independent members and other corporate services to Sole Member or any Affiliate of Sole Member in the ordinary course of its business), (C) a member of the immediate family of any such stockholder, director, manager, officer, employee, partner, member, creditor, customer, supplier, service provider or other Person, or (D) a Person controlling or under common control with any of (A), (B) or (C) above. A natural person who satisfies the foregoing definition other than clause (iii) shall not be disqualified as a result of clause (iii)(A) by reason of (I) being, having been or becoming an

Independent Manager of an Affiliate of Sole Member that is not in the direct chain of ownership of Sole Member or Plymouth Financial and that is required by a creditor to be a “single purpose entity”; provided that such Independent Manager is, was or will be employed by a company that routinely provides professional independent directors, independent managers or independent members, or (II) being, having been or becoming a member of Sole Member pursuant to an express provision Sole Member’s operating agreement providing for the appointment of such Independent Manager as a member of Sole Member upon the occurrence of any event pursuant to which Plymouth Financial ceases to be a member of Sole Member (including the withdrawal or dissolution of Plymouth Financial). A natural person who satisfies the foregoing definition other than clause (iii) shall not be disqualified as a result of clause (iii)(A) or (iii)(B) by reason of being, having been or becoming an Independent Manager of a “single purpose entity” affiliated with Sole Member; provided that the fees or other compensation that such individual earns by serving as an Independent Manager of one or more Affiliates of Sole Member in any given year constitute, in the aggregate, less than five percent (5%) of such individual’s income for such year. The Organizational Documents of Sole Member shall provide that no Independent Manager of Sole Member may be removed or replaced without Cause, and unless Sole Member provides Lender with not less than three (3) Business Days’ prior notice of (1) any proposed removal of any Independent Manager, together with a statement as to the reasons for such removal, and (2) the identity of the proposed replacement Independent Manager, together with a certification that such replacement satisfies the requirements set forth in the Organizational Documents of Sole Member relating to an Independent Manager. Without the unanimous consent of all of its Independent Managers, Sole Member will not (A) file a bankruptcy, insolvency or reorganization petition or otherwise institute insolvency proceedings or otherwise seek any relief under any laws relating to the relief from debts or the protection of debtors generally, (B) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for Sole Member or for all or any portion of Sole Member’s assets or properties, or (C) make a general assignment for the benefit of Sole Member’s creditors. To the fullest extent required by law, Sole Member and Independent Managers will consider the interests of Sole Member’s creditors in connection with all actions.

5.1.15       ERISA. Borrowers shall not at any time have any direct employees and shall not participate in any Plan or Multiemployer Plan. Each Borrower shall furnish to Lender, within fifteen (15) Business Days after request, such further information regarding any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA as may be reasonably requested by Lender in writing, in respect of any Borrower Owner Person. Without limiting the immediately preceding sentence, Borrowers shall deliver to Lender as soon as possible, and in any event within ten (10) days after any Borrower knows or has reason to believe that any of the events or conditions specified below with respect to any Plan, Welfare Plan or Multiemployer Plan has occurred or exists, an Officer’s Certificate setting forth details respecting such event or condition and the action, if any, that Borrowers or any ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by any Borrower or an ERISA Affiliate with respect to such event or condition):

A.       any reportable event, as defined in Section 4043(b) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, including, without limitation, the failure to make on or before its due date a required installment under Section 412(m) of the Code or Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code); and any request for a waiver under Section 412(d) of the Code for any Plan;

B.       the distribution under Section 4041(c) of ERISA of a notice of intent to terminate any Plan or any action taken by any Borrower or an ERISA Affiliate to terminate any Plan;

C.       the institution by PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by any Borrower or any ERISA Affiliate of any Borrower of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

D.       the complete or partial withdrawal from a Multiemployer Plan by any Borrower or any ERISA Affiliate of any Borrower that results in material liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by any Borrower, any Guarantor or any ERISA Affiliate of any Borrower or any Guarantor of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

E.       the institution of a proceeding by a fiduciary of any Multiemployer Plan against any Borrower or any ERISA Affiliate of any Borrower to enforce Section 515 of ERISA, which proceeding is not dismissed within thirty (30) days;

F.       the adoption of an amendment to any Plan that, pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if Borrower or an ERISA Affiliate of any Borrower fails to timely provide security to the Plan in accordance with the provisions of such Sections;

G.       the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could result in a Material Adverse Effect; and

H.       the imposition of a Lien in connection with a Plan.

5.1.16       Property and Related Insurance.

A.       Coverages Required. Borrowers shall maintain or cause to be maintained, with financially sound and reputable insurance companies or associations reasonably satisfactory to Lender, all insurance required under the terms of the Insurance Agreement and shall comply with each and every covenant and agreement contained in the Insurance Agreement pursuant to and in accordance with the terms and provisions of the Insurance Agreement. Borrowers shall provide Lender with reasonably satisfactory evidence of the payment of the premiums of all such insurance not later than the date that is five (5) Business Days following the date that any such payment is made.

B.       Renewal Policies. Not less than fifteen (15) days prior to the expiration date of each insurance policy required pursuant to the Insurance Agreement, Borrowers shall deliver to Lender either an appropriate renewal policy or replacement policy (or a certified copy thereof) that in each case satisfies the requirements of the Insurance Agreement, together with evidence satisfactory to Lender that the applicable premium has been prepaid.

C.       Deposit for Premiums. On the Closing Date, for each Property, Borrowers shall deposit with Lender an amount equal to 1/12th of the amount that Lender estimates will be required to make the next annual payments of the premiums for the policies of insurance required by the terms of this Section 5.1.16, multiplied by the number of whole and partial months which have elapsed since the date one (1) month prior to the most recent policy anniversary date for each such policy. On each Payment Date thereafter, Borrowers shall deposit an amount equal to 1/12th of the amount that Lender estimates will be required to pay the next required annual premium for each insurance policy referred to in this Section. The purpose of these provisions is to provide Lender or Servicer with sufficient funds on hand to pay all such premiums thirty (30) days prior to the date on which such premiums become past due. If Lender, in Lender’s reasonable discretion, determines that the funds deposited with Lender hereunder are, or will be, insufficient to pay such premiums, then Borrowers shall, within five (5) days following Borrowers’ receipt of written demand, pay such additional sums as Lender shall determine necessary to pay such premiums and shall pay any increased monthly charges as so requested by Lender. Provided that no Event of Default exists and is then continuing, Lender shall apply the amounts so deposited to the payment of such insurance premiums when due, but in no event will Lender be liable for any interest on any amounts so deposited, and any amount so received may be held and commingled with Lender’s own funds. If an Event of Default exists, Lender may apply such funds to the payment of such insurance premiums or the payment of any Secured Obligations in such order as Lender shall elect or retain the same as collateral for the Secured Obligations, in its sole discretion.

D.       Application of Hazard Insurance Proceeds. Borrowers shall, promptly after learning thereof, notify Lender in writing of any damage or casualty to all or any portion of the Property, Chattels or other Collateral. Lender may participate in all negotiations and appear and participate in all judicial or arbitration proceedings concerning any insurance proceeds that may be payable as a result of such casualty or damage, and may, in Lender’s sole discretion, compromise or settle, in the names of Borrowers and Lender, any claim for any such insurance proceeds. Whether or not Lender is involved in any such negotiation or settlement, any such compromise or settlement shall be subject to the prior written consent of Lender, which may be granted or withheld in Lender’s discretion. Any such insurance proceeds shall be paid directly to Lender and shall be applied first to reimburse Lender for all costs and expenses, including, without limitation, reasonable attorneys’ fees, incurred by Lender in connection with the ascertainment and collection of such insurance proceeds. The balance, if any, of any insurance proceeds received by Lender with respect to an insured damage or casualty shall be, in Lender’s sole discretion, either (i) retained and applied, without prepayment penalty or fee as set forth in Section 5(c) of the Notes, by Lender toward payment of the Secured Obligations, in such order and manner as Lender deems appropriate, or (ii) paid over, in whole or in part and subject to such conditions as Lender may impose, to Borrowers to pay for repairs or replacements necessitated by the damage or casualty. In the event that all of the Secured Obligations have been performed or are discharged by the application of less than all of such insurance proceeds, then, any remaining proceeds shall be paid over to Borrowers. Notwithstanding the foregoing provisions of this Section 5.1.16(D), Lender shall pay over to Borrowers any such insurance proceeds as provided in clause (ii) of the immediately preceding sentence, provided that, the following conditions have been satisfied: (a) there does not exist any Default or Event of Default, (b) Borrowers demonstrate to the reasonable satisfaction of Lender that Borrowers have the financial ability to pay all principal and interest and any other amounts required to be paid under this Agreement and the Notes and perform all of the other Secured Obligations during the restoration of the applicable Property from Gross Revenue (including, without limitation, proceeds of rent loss or business interruption insurance) or otherwise, (c) the damage or casualty occurs prior to the date that is six (6) months prior to the Maturity Date and the restoration is capable of being completed prior to the Maturity Date, (d) all insurance proceeds and other funds provided by Borrowers for such restoration are released under reserve and construction funding arrangements reasonably satisfactory to Lender, (e) the repair or restoration will return the Property to substantially the same size, design and utility as existed immediately prior to the damage or casualty, (f) in the event the proceeds of insurance are insufficient to pay for the restoration (as reasonably determined by Lender), Borrowers shall, prior to the commencement of any restoration work, deposit with Lender not later than the date that is fifteen (15) days following the date that the proceeds of insurance are received by Lender, such additional funds as are necessary to complete the restoration as reasonably determined by Lender; (g) Borrowers undertake and covenant and agree (in writing) with Lender with Lender to fund any and all deficiencies, and in fact actually fund any and all such deficiencies, not later than the date that is fifteen (15) days following the date that Borrowers receive written notification from Lender of such deficiency and prior to the distribution of any further portion of the insurance proceeds, such that at all times the funds held by Lender and remaining to be disbursed for purposes of the restoration shall be sufficient to complete the restoration, (h) the annual Gross Revenue that will survive the restoration or repair of the applicable Property produces a Debt Service Coverage Ratio of not less than 1.20 to 1.0 and Borrowers demonstrate to Lender’s satisfaction that

Borrowers shall be able to attain a Debt Service Coverage Ratio of at least 1.20 to 1.0 from Gross Revenue within six (6) months following completion of the restoration, and (i) if any site plan amendment, variance, special use permit or other similar special approval or consent is required from any government authority or any other Person for such repair or restoration, Borrowers shall obtain and deliver to Lender such site plan amendment, variance, special use permit or other similar special approval or consent not later than the date that is one hundred eighty (180) days following the date of such casualty or damage (provided, however, that such one hundred eighty (180) day time period shall in all respects be subject to the foregoing provisions of this Section 5.1.16(D) and shall not extend or otherwise modify any time periods in such foregoing provisions). If the applicable Mortgages have been foreclosed prior to Lender’s receipt of such insurance proceeds, Lender may nonetheless retain such insurance proceeds to the extent required to reimburse Lender for all expenses, including out-of-pocket attorneys’ fees, incurred in connection therewith, and to discharge any deficiency remaining with respect to the Secured Obligations.

E.       Application of Hazard Insurance Proceeds Under Threshold Amount. Notwithstanding the foregoing provisions of Section 5.1.16(D) hereof, in the event that the insurance proceeds from the applicable casualty do not exceed the greater of (x) $200,000.00 and (y) five percent (5%) of the Allocated Loan Amount per Property (the “Threshold Amount”), then such insurance proceeds received by Borrowers with respect to the applicable damage or casualty shall be paid over, in whole or in part and subject to such conditions as Lender may reasonably impose, to Borrowers to pay for repairs or replacements necessitated by the damage or casualty (provided, however, that if all of the Secured Obligations have been performed or are discharged by the application of less than all of such insurance proceeds, then any remaining proceeds will be paid over to Borrowers) if (i) no Default or Event of Default then exists, and (ii) the proceeds received by Lender (together with any other funds delivered by Borrowers to Lender for such purpose) shall be sufficient, in Lender’s reasonable judgment, to pay for any restoration necessitated by the casualty, and (iii) the cost of such restoration shall not exceed the Threshold Amount, and (iv) the damage or casualty occurs prior to the date that is six (6) months’ prior to the Maturity Date and the restoration is capable of being completed, in Lender’s judgment, at least ninety (90) days prior to the Maturity Date, and (v) Borrowers shall undertake and complete the repair or restoration of the applicable Property so as to return such Property to substantially the same size, design and utility as existed immediately prior to the damage or casualty and shall fund any deficiency in the event such insurance proceeds are insufficient to complete such repair or restoration.

F.       Deposit and Proper Application of Insurance Proceeds. Lender will have no obligation to see to the proper application of any insurance proceeds paid over to Borrowers, nor will any such proceeds received by Lender bear interest or be subject to any other charge for the benefit of Borrowers. If such insurance proceeds are deposited with Lender, Lender may, prior to the application of such insurance proceeds, commingle such insurance proceeds with Lender’s own funds and otherwise act with regard to such insurance proceeds as Lender may determine in Lender’s sole discretion.

G.       Successor’s Rights. Any Person that acquires title to any Property, the Chattels, the Intangible Personalty or the other Collateral upon foreclosure or deed in lieu of foreclosure hereunder will succeed to all of Borrowers’ rights under all policies of insurance maintained pursuant to this Section 5.1.16 with regard to such Property.

5.1.17       Eminent Domain; Private Damage.

A.       Application of Condemnation Award. If all or any part of any Property is taken or damaged by eminent domain or any other public or private action, Borrowers shall promptly, following actual notice thereof, provide Lender with written notice of the time and place of all meetings, hearings, trials, and other proceedings relating to such action. Lender may participate in all negotiations and appear and participate in all judicial or arbitration proceedings concerning any award or payment that may be due as a result of such taking or damage, and may, in Lender’s sole discretion, compromise or settle, in the names of both Borrowers and Lender, any claim for any such award or payment. Whether or not Lender is involved in such negotiation or settlement, such compromise or settlement shall be subject to the prior written consent of Lender, which may be granted or withheld in Lender’s discretion. Any such award or payment shall be paid directly to Lender and shall be applied first to reimburse Lender for all costs and expenses, including, without limitation, reasonable attorneys’ fees, incurred by Lender in connection with the ascertainment and collection of such award or payment. The balance, if any, of such award or payment received by Lender with respect to a condemnation shall be, in Lender’s sole discretion, either (i) retained and applied, without prepayment penalty or fee as set forth in Section 5(c) of the Notes, by Lender toward payment of the Secured Obligations, in such order and manner as Lender deems appropriate, or (ii) paid over, in whole or in part and subject to such conditions as Lender may impose, to Borrowers for the purpose of restoring, repairing, or rebuilding any part of the Property affected by the taking or damage. Notwithstanding the foregoing provisions of this Section 5.1.17(A), Lender shall pay over to Borrowers any such award or payment as provided in clause (ii) of the immediately preceding sentence, provided that the following conditions have been satisfied: (a) there does not exist any Default or Event of Default, (b) Borrowers demonstrate to the reasonable satisfaction of Lender that Borrowers have the financial ability to pay all principal and interest and any other amounts required to be paid under this Agreement and the Notes and perform all of the other Secured Obligations during the restoration of the applicable Property from Gross Revenue (including, without limitation, the proceeds of rent loss or business interruption insurance) or otherwise, (c) the damage occurs prior to the date that is six (6) months prior to the Maturity Date and the restoration is capable of being completed prior to the Maturity Date, (d) any condemnation award and other funds provided by Borrowers for such restoration are released under reserve and construction funding arrangements reasonably satisfactory to Lender, (e) the repair or restoration will return the applicable Property to substantially the same size, design and utility as existed immediately prior to the damage, (f) in the event the condemnation award is insufficient to pay for the restoration (as reasonably determined by Lender), Borrowers shall, prior to the commencement of any restoration work, deposit with Lender not later than the date that is fifteen (15) days following the date that the condemnation award is received by Lender, such additional funds as are necessary to complete the restoration as reasonably determined by Lender; (g) Borrowers undertake, covenant and agree (in writing) with Lender to fund any and all deficiencies, and in fact actually fund any and all such deficiencies, not later than the date that is fifteen (15) days following the date that Borrowers receive written notification from Lender of such deficiency and prior to the distribution of any further portion of the condemnation award, such that at all times the funds held by Lender and remaining to be disbursed for purposes of the restoration shall be sufficient to complete the restoration, (h) the annual Gross Revenue that will survive the restoration or repair of the applicable Property produces a Debt Service Coverage Ratio of not less than 1.20 to 1.0 and Borrowers demonstrate to Lender’s satisfaction that Borrowers shall be able to attain a Debt Service Coverage Ratio of at least 1.20 to 1.0 from Gross Revenue within six (6) months after completion of the restoration, and (i) if any site plan amendment, variance, special use permit or other similar special approval or consent is required from any government authority or any other Person for such repair or restoration, Borrowers shall obtain and deliver to Lender such site plan amendment, variance, special use permit or other similar special approval or consent not later than the date that is one hundred eighty (180) days following the date of such taking or condemnation (provided, however, that such one hundred eighty (180) day time period shall in all respects be subject to the foregoing provisions of this Section 5.1.17 and shall not extend or otherwise modify any time periods in such foregoing provisions). If the applicable Mortgages have been foreclosed prior to Lender’s receipt of such award or payment, Lender may nonetheless retain such award or payment to the extent required to reimburse Lender for all costs and expenses, including reasonable attorneys’ fees, incurred in connection therewith, and to discharge any deficiency remaining with respect to the Secured Obligations.

B.       Application of Condemnation Award Under Threshold Amount Notwithstanding the foregoing provisions of Section 5.1.17(A) hereof, in the event that the award or payment does not exceed the Threshold Amount, then such award or payment received by Borrowers with respect to the applicable condemnation shall be paid over, in whole or in part and subject to such conditions as Lender may reasonably impose, to Borrowers for the purpose of restoring, repairing or rebuilding any part of the applicable Property affected by the taking or damage (provided, however, that if all of the Secured Obligations have been performed or are discharged by the application of less than all of such award or payments, then any remaining award or payments will be paid over to Borrowers) if (i) no Default or Event of Default then exists, and (ii) the award or payment received by Lender (together with any other funds delivered by Borrowers to Lender for such purpose) shall be sufficient, in Lender’s reasonable judgment, to pay for any restoration, repair or rebuilding necessitated by the condemnation, and (iii) the cost of such restoration, repair or rebuilding shall not exceed the Threshold Amount, and (iv) the condemnation occurs prior to the date that is six (6) months prior to the Maturity Date and the restoration, repair or rebuilding is capable of being completed, in Lender’s judgment, at least ninety (90) days prior to the Maturity Date, and (v) Borrowers shall undertake and complete the restoration, repair or rebuilding of any Property so as to return the applicable Property to substantially the same size, design and utility as existed immediately prior to the condemnation and shall fund any deficiency in the event such award is insufficient to complete such repair or restoration.

C.       Deposit and Proper Application of Condemnation Award. Lender will have no obligation to see to the proper application of any condemnation award paid over to Borrowers nor will any such condemnation award received by Lender bear interest or be subject to any other charge for the benefit of Borrowers. If such condemnation award is deposited with Lender, Lender may, prior to the application of such condemnation award, commingle such condemnation award with Lender’s own funds and otherwise act with regard to such award as Lender may determine in Lender’s sole discretion.

5.1.18       Leases.

A.       Without Lender’s prior written consent, which may be granted or withheld in Lender’s sole discretion, Borrowers shall not enter into or modify, amend, supplement, terminate or cancel any Lease of all or any part of any Property. Any submission by Borrowers for Lender’s consent to a Lease or modification, amendment, supplement, termination or cancellation thereof shall be accompanied by a copy of such Lease (together with a comparison of such Lease against the Lease Form for the applicable Property, showing all proposed modifications to the Lease Form) or modification, amendment, supplement, termination or cancellation, a then-current Rent Roll for the applicable Property, year-to-date and prior year operating statements for the applicable Property and a cover letter requesting Lender’s consent that contains a signature line on which Lender may evidence Lender’s consent to such Lease or modification, amendment, supplement, termination or cancellation (collectively, the “Lease Approval Deliveries”). Each Lease, and each modification, amendment, supplement, termination or cancellation of any Lease, shall be in writing.

B.       Notwithstanding the foregoing provisions of this Section 5.1.18, Borrowers shall have the right to enter into “Safe-Harbor Leases” (as hereinafter defined) without Lender’s prior written consent. A “Safe-Harbor Lease” shall mean any proposed market Lease that meets the following criteria: (i) such Lease provides for base rent in an amount that is greater than or equal to the base rent being paid for the space to be demised under such proposed Lease as of the date hereof, (ii) the rentable area to be demised pursuant to such proposed Lease which, when combined with any other space in the Property leased to Affiliates of the tenant under such proposed Lease, is less than 25,000 square feet, (iii) such proposed Lease shall be for a term of no less than three (3) years and no greater than fifteen (15) years, including any tenants extension options (other than one-year renewals), (iv) such Lease does not contain any options to purchase, rights of first refusal, rights of first offer, or other rights to acquire, the space demised pursuant to such Lease or all or any other portion of the applicable Property or interest therein, (v) such Lease does not contain any material restrictions on the landlord’s rights to lease any remaining portion of the Property not covered by such Lease, (vi) such Lease does not contain any extraordinary, uncustomary and unduly burdensome landlord obligations (including, without limitation, obligations that a landlord unaffiliated with Borrowers would have difficulty performing), (vii) such Lease is entered into on the standard form of Lease approved in writing by Lender, without material modification thereto and with such changes only as are necessitated by the business terms satisfying the requirements of this definition of “Safe-Harbor Lease” and other non-material changes that are commercially reasonable, and provided that such Lease conforms with the leasing guidelines and lease provisions hereunder and under the other Loan Documents, (viii) such Lease is entered into on arms-length terms with Persons that are not Affiliates of Borrowers, Guarantors or any other Borrowers Control Person, (ix) such Lease does not require the consent of the Permitted Mezzanine Lender under the Mezzanine Loan Documents, and (x) not later than the date that is ten (10) days following the execution of such Lease or a modification or amendment of a Safe-Harbor Lease, Borrowers shall provide Lender with a certified copy of such Lease or such modification or amendment of such Safe-Harbor Lease, together with (a) all other items required to be submitted with any Lease as Lease Approval Deliveries, and (b) a certificate from Borrowers certifying to Lender that the Lease (or, if applicable, such Lease together with such modification or amendment) is a Safe-Harbor Lease and that the Lease (or, if applicable, such Lease together with such modification or amendment) satisfies the requirements set forth herein to qualify as a Safe-Harbor Lease. For the avoidance of doubt, Borrowers may (without the prior written consent of Lender) enter into any modification or amendment of any Safe-Harbor Leases so long as such Safe-Harbor Lease shall remain a “Safe-Harbor Lease” following such modification or amendment.

C.       For any proposed Lease that does not qualify as a Safe Harbor Lease, for which Borrower is required to obtain Lender’s consent thereto, Borrowers shall be permitted to submit to Lender, for purposes of obtaining Lender’s consent to any proposed Lease under this Section 5.1.18(C), either (i) a Lease Summary Term Sheet, as well as any deviations from the standard form of Lease approved by Lender or (ii) a comparison of such Lease against the standard form of Lease approved in writing by Lender showing all proposed modifications to the standard form of Lease approved in writing by Lender. Notwithstanding the foregoing provisions of this Section 5.1.18(C), Lender’s consent under this Section 5.1.18(C) shall be contingent on the applicable tenant under any proposed Lease signing the Lease Form. If (a) Lender fails to respond to such written request for consent of a proposed Lease on or prior to the date that is five (5) Business Days following the date that Lender receives (x) such request therefor, and (y) with any additional information that Lender may reasonably require to evaluate such proposed Lease (such date, the “First Notice Request Date”), and (b) Borrowers have provided Lender a second written request after five (5) Business Days following Lender’s receipt of the First Notice Request Date (the “Second Notice Request Date”), each such notice containing a legend clearly marked in not less than fourteen (14) point bold face type, underlined, in all caps letters stating “LENDER SHALL BE DEEMED TO HAVE CONSENTED TO THE LEASE INCLUDED HEREIN IF LENDER FAILS TO RESPOND TO THIS REQUEST FOR CONSENT ON OR PRIOR TO THE DATE THAT IS FIVE (5) BUSINESS DAYS FOLLOWING THE DATE HEREOF,” then Lender shall be deemed to have consented to such proposed Lease if Lender fails to respond to the request for consent by the date that is five (5) Business Days from the Second Notice Request Date. Notwithstanding the foregoing, the foregoing described deemed approval shall not apply to any Lease to any Person that is an Affiliate of any Borrower, Guarantors or Property Manager.

D.       Termination Fees.

(i)       Without limiting the generality of the foregoing, whether or not Lender’s consent to the cancellation, termination or surrender of any Lease is required hereunder (a) Borrowers shall notify Lender in writing of any cancellation penalties, termination fees or other consideration payable to Borrowers in connection with any cancellation, termination or surrender of any Lease (any such penalties or fees are referred to herein as “Termination Fees”), which written notice shall be delivered to Lender not later than the date that is five (5) Business Days following the date that Borrowers has received notice from the applicable tenant under such Lease of the intention of such tenant to cancel, terminate or surrender such Lease, but in any event prior to the payment by the applicable tenant under such Lease of any such Termination Fees to Borrowers and (b) Lender may, but shall not be required to, (1) require that Borrowers deposit such Termination Fees into a reserve held by Lender or Servicer pursuant to a reserve agreement, which agreement shall be in form and substance reasonably satisfactory to Lender, and (2) impose such restrictions and conditions on the timing and amount of disbursements of the Termination Fees from such reserve account as Lender may reasonably require, including, without limitation (x) requiring that (I) the space left vacant as a result of such cancellation, termination or surrender be relet to a tenant and under a Lease reasonably acceptable to Lender (any such Lease an “Approved Lease”), (II) the tenant under such Approved Lease is in occupancy of the portion of the Property demised pursuant to such Approved Lease and is paying rent in accordance with such Approved Lease, (III) Borrowers provides to Lender a tenant estoppel certificate from the tenant under such Approved Lease in a form and in substance reasonably acceptable to Lender, and (IV) Borrowers provides to Lender written evidence reasonably acceptable to Lender that all improvements to the Property required pursuant to such Approved Lease have been completed in accordance with such Approved Lease, and (y) limiting the amount of any such disbursement to the lesser of (I) the actual cost of re-tenanting such space and (II) the amount calculated by dividing the Termination Fees by the total square feet of space vacated, then multiplying that result by the number of square feet of newly leased space under such Approved Lease

(ii)       Subject to Section 5.1.18(D)(iii), (i) in the event that following the date that any such Termination Fee is paid, as of the date of determination, the Portfolio Debt Service Coverage Ratio is less than 1.0 to 1.0, then Lender may apply an amount equal to the excess of (x) any Termination Fees over (y) the amount of such Termination Fees disbursed to Borrowers pursuant to Section 5.1.18(D)(i) above (any such excess amount the “Excess Termination Fees”) to any regularly scheduled payment due and payable by Borrowers under the Notes, the Mortgages or the other Loan Documents (including, without limitation, any monthly payment of principal and/or interest and any regularly scheduled reserve deposits) in such order and in such manner as determined by Lender; or (ii) following the date that any such Termination Fee is paid, as of the date of determination, (x) the Portfolio Debt Service Coverage Ratio equals or exceeds 1.0 to 1.0, and (y) at least ninety percent (90%) of the rentable square feet of space available at the Properties (but excluding any Released Property released pursuant to the Partial Release Agreement and the 11540 Mosteller Property until such time as the Future Advance has been funded) occupied by Leases consented to (or deemed consented to) by Lender pursuant to Section 5.1.18(C) and/or or Safe-Harbor Leases, then Lender shall disburse any Excess Termination Fees to Borrowers.

(iii)       If any Event of Default exists, Lender may apply any Termination Fees to the Secured Obligations in such order and in such manner as determined by Lender in Lender’s sole discretion.

E.       With respect to each Lease, Borrowers:

(i)       Shall timely pay and perform each of the obligations of Borrowers under or in connection with the Leases and shall otherwise pay such sums and take such action as shall be necessary or required in order to maintain such Lease in full force and effect in accordance with its terms;

(ii)       shall neither do, nor neglect to do, anything that may cause or permit the termination of such Lease, or cause or permit the withholding or abatement of any rent payable under any such Lease;

(iii)       shall pay, observe and perform all of the obligations imposed upon Borrowers under such Lease and shall otherwise pay such sums and take such action as shall be necessary or required in order to maintain such Lease in full force and effect in accordance with its terms, and shall not do or permit to be done anything to impair the value of the Lease as security for the Secured Obligations;

(iv)       shall promptly (but not later than five (5) Business Days following receipt thereof) send copies to Lender of all material written notices that Borrowers shall send or receive under any Lease, including, without limitation, of (a) any notices given to any Borrower by the tenant under any Lease (1) alleging the default by any Borrower in the timely payment or performance of its obligations under such Lease, (2) purporting to terminate or cancel such Lease prior to its stated expiration date, or (3) requiring or demanding the expenditure of any sum by any Borrower (or demanding the taking of any action by such Borrower), and (b) any subsequent communications related thereto; and Borrowers agree that Lender, in Lender’s sole discretion during the continuance of a Default or an Event of Default may advance any sum or take any action that Lender reasonably believes is necessary or required to maintain the Leases in full force and effect, and all such sums advanced by Lender, together with all costs and expenses incurred by Lender in connection with action taken by Lender pursuant to this Section, shall be due and payable by Borrowers to Lender not later than the date that is five (5) days following the date of demand thereof, shall bear interest from the date such sums are advanced by Lender until paid at the Default Rate, and shall be secured by the Mortgages;

(v)       shall enforce all of the terms, covenants and conditions contained in the Lease upon the part of the lessee or any other party that is not Borrowers thereunder to be observed or performed and shall not effect a termination or diminution of the obligations of tenants under Lease;

(vi)       shall not collect any rent under any Lease more than one (1) month in advance (other than security deposits);

(vii)       shall not execute any other assignment of Borrowers’ interest in the Leases or Gross Revenue of each Property, except pursuant to the Security Documents;

(viii)       shall not alter, modify or change the terms of any guaranty of the Leases or cancel or terminate such guaranty without the prior written consent of Lender; and

(ix)       shall not consent to any assignment of or subletting under the Lease not in accordance with their terms, without the prior written consent of Lender.

F.       Borrowers shall deposit security deposits of tenants under Leases that are turned over to or for the benefit of Borrowers or otherwise collected by or on behalf of Borrowers, into an Eligible Account and in compliance with applicable Legal Requirements and shall not commingle such funds with any other funds of Borrowers. Any bond or other instrument that Borrowers are permitted to hold in lieu of cash security deposits under any applicable Legal Requirements shall be maintained in full force and effect unless replaced by cash deposits as hereinabove described, shall, if permitted pursuant to all applicable Legal Requirements, name Lender as payee or mortgagee thereunder (or at Lender’s option, be fully assignable to Lender) and shall, in all respects, comply with any applicable Legal Requirements and otherwise be reasonably satisfactory to Lender. Borrowers shall, upon request, provide Lender with evidence reasonably satisfactory to Lender of Borrowers’ compliance with the foregoing. Upon the occurrence and during the continuance of any Event of Default, Borrowers shall, upon Lender’s written request, if permitted by any applicable Legal Requirements, turn over to Lender the security deposits (and, if required to be paid to any tenant pursuant to its Lease or applicable Legal Requirements, any interest theretofore earned thereon and not previously disbursed to such tenant) then held with respect to all or any portion of any Property, to be held by Lender subject to the terms of the Leases.

G.       Lender will not be obligated to enter into any subordination, non-disturbance and attornment agreement (or similar agreement) with any tenant under any Lease for which any Borrower is requesting Lender’s consent until such time as an executed Lease that complies with the provisions of this Agreement is delivered to Lender.

5.1.19       Preservation of Existence and Property, Scope of Business, Compliance with Law, Non-Foreign Status.

(i)       Except as otherwise permitted pursuant to Article 7 hereof, Borrowers shall maintain or shall cause to be maintained the ownership and organizational structure reflected on Exhibit A attached hereto at all times while the Secured Obligations are outstanding.

(ii)       Borrowers shall comply with all Legal Requirements, including, without limitation, all applicable laws, rules, regulations and orders and other governmental or quasi-governmental requirements and private covenants, such compliance to include, without limitation, maintaining all Permits and paying before the same become delinquent all taxes, assessments and governmental charges imposed upon any Borrower or any Property. Borrowers shall maintain all Permits necessary for the operation, ownership, use, occupancy and maintenance of the Properties for the then current use of the Properties, and without limiting this covenant of Borrowers, Borrowers shall make application for renewals of any of the Permits prior to the expiration thereof.

(iii)       Borrowers shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect the existence of each Borrower Control Person as a limited liability company, corporation or other entity, as may be applicable, and to maintain the authorization of each Borrower Control Person to perform its obligations under the Loan Documents.

(iv)       Borrowers shall not amend or modify, or permit any other Borrower Control Person to amend or modify, the Organizational Documents of any Borrower or any Borrower Control Person so as to contravene any of the Loan Documents or to prevent the observance of the obligations under the Loan Documents.

(v)       Borrowers shall comply, and cause each other Borrower Control Person to comply with all applicable laws, rules, regulations and orders and other governmental or quasi-governmental requirements, and Borrowers shall obtain, and cause each other Borrower Control Person to obtain, all authorizations, approvals and consents from, and shall make all notices and filings with, any court, governmental, authority or regulatory body, in respect of the right and ability of any Borrower and each Borrower Control Person to perform, or cause the performance of, the obligations under the Loan Documents.

(vi)       Borrowers shall maintain, and cause Sole Member and Guarantors (other than any Guarantor that is an individual) to maintain, its status as “non-foreign person” within the meaning of Sections 1445 and 7701 of the United States Internal Revenue Code of 1986, as amended, and the regulations issued thereunder. Borrowers shall, promptly after receiving notice thereof, notify Lender in writing of any litigation, action, proceeding or investigation against Borrowers (or any of them) or any Borrower Control Person or any Property before any court, governmental or quasi-governmental arbitrator or other authority and, upon reasonable request of Lender, from time to time provide Lender with status or other information in respect thereof.

5.1.20       Right to Contest. Notwithstanding any other provision of this Agreement, no Borrower shall be deemed to be in Default solely by reason of such Borrower’s failure to comply with any Legal Requirement so long as, in such Borrower’s judgment, each of the following conditions is satisfied:

A.       Such Borrower is engaged in and diligently pursuing in good faith administrative or judicial proceedings appropriate to contest the validity or applicability of such Legal Requirement; and

B.       Noncompliance with any Legal Requirement will not result in the loss, forfeiture or encumbrance of any property encumbered hereby or any interest of Lender therein or result in any fines or other punitive actions or any loss or impairment of insurance coverage; and

C.       Such Borrower deposits with Lender, as security for any payment or performance that may ultimately be required, an amount equal to the amount of any fine, assessment or charge plus the interest, penalties, and other costs that Lender reasonably estimates are likely to become payable if such Borrower’s contest is unsuccessful.

D.       If Lender determines that any one or more of such conditions is not satisfied or is no longer satisfied, then such Borrower shall comply with the any Legal Requirement in question, not later than the date that is five (5) days following the date that Lender provides written notice to such Borrower of such determination.

5.1.21       Economic Sanctions, Anti-Money Laundering, Etc.

Each Borrower represents, warrants and covenants to, and agrees with, Lender that:

A.       No Borrower, Guarantor, or any officer or director of any Borrower or any Guarantor, is or shall become a Prohibited Person or is or shall become directly or indirectly owned or controlled by any Prohibited Person;

B.       None of the funds of any Borrower, any Guarantor or any other party that are used to repay the Secured Obligations shall be derived from (i) conducting business or transacting with any Prohibited Person (including, without limitation, making or receiving any contribution of funds, goods or services to or for the benefit of any Prohibited Person), (ii) dealing in any property or interests in property blocked pursuant to the Executive Order, or (iii) activities involving the violation of any Anti-Money Laundering Laws;

C.       None of the proceeds of the Loan shall be used to facilitate any business, transactions, or other activity with any Prohibited Person or activities involving the violation of any Anti-Money Laundering Laws; and

D.       Borrowers shall promptly deliver to Lender any certification or other evidence reasonably requested from time to time by Borrowers confirming Borrowers’ compliance with this Section 5.1.21. The representations, warranties and covenants set forth in this Section 5.1.21 shall be deemed repeated and reaffirmed by Borrowers as of each date that Borrowers make a payment to Lender under the Notes, this Agreement and the other Loan Documents or receives any payment from Lender. Borrowers shall promptly notify Lender in writing should Borrowers become aware of any change in the information set forth in these representations, warranties, covenants and agreements.

E.       At all times until the full satisfaction of the Secured Obligations, (i) none of the funds or other assets of any of any Borrower, any Guarantor, any Borrower Control Person or any Person that directly or indirectly Controls any Guarantor (other than any Guarantor that is an individual) shall constitute property of, shall be beneficially owned, directly or indirectly, by any Person subject to trade restrictions under U.S. law, including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et. seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promulgated thereunder or any other laws, regulations or executive orders administered by the Office of Foreign Assets Control with the result that an investment in Borrower (whether directly or indirectly) is prohibited by law or the Loan made by Lender is in violation of law (an “Embargoed Person”), (ii) no Embargoed Person shall have any direct or indirect interest of any nature whatsoever in any Borrower with the result that such investment in such Borrower (whether direct or indirect) is prohibited by law or that any of the transactions contemplated under the Loan Documents are in violation of any law, and (iii) none of the funds of any of any Borrower, any Guarantor, any Borrower Control Person or any Person that directly or indirectly Controls any Guarantor (other than any Guarantor that is an individual) shall be derived from any unlawful activity with the result that the investment in any Borrower (whether directly or indirectly) is prohibited by law or that any of the transactions contemplated under the Loan Documents are in violation of any law.

F.       Notwithstanding the foregoing, with respect to any direct or indirect constituent of any Borrower or any Guarantor that is not a U.S. Person, such non-U.S. Person shall not be required to comply with any of the provisions in this Section if doing so would constitute a violation of the domiciliary law applicable to such non-U.S. Person; provided, however, that if such non-U.S. Person is not required to comply with the provisions of this Section, Borrowers shall deliver written notice to Lender, which written notice shall include, among other things, (x) the identity of such non-U.S. Person, (y) the justification for such non-U.S. Person’s non-compliance and (z) such other written evidence reasonably required by Lender confirming the same.

5.1.22       Guarantors.

A.       Death of Individual Guarantor. Within thirty (30) days after the death or declaration of legal incompetence of any Guarantor that is an individual, Borrowers shall notify Lender in writing of such death or legal incompetence, and provide to Lender the names, current financial statements, reports and tax returns (in form and substance as required pursuant to Section 5.1.12 hereof and Section 13 of the Non- Recourse Carveout Guaranty) of one or more proposed Qualified Replacement Guarantors, whose financial statements, reports and tax returns demonstrate that the Net Worth and Available Liquidity and financial condition are satisfactory to qualify such proposed Qualified Replacement Guarantors to be Qualified Replacement Guarantors. Once a Qualified Replacement Guarantor has been approved by Lender and has executed a guaranty agreement (in substantially the same form as the Non-Recourse Carveout Guaranty) and environmental indemnity agreement (in substantially the same form as the Environmental Indemnity Agreement) and such other instruments as Lender may reasonably require in connection with such replacement then the estate of the deceased or legally incompetent Guarantor shall be released from all liability under the Loan and the Loan Documents and such Qualified Replacement Guarantor(s) shall cover and assume, without limitation, all liabilities and obligations of the deceased or legally incompetent Guarantor that occurred prior to the execution of such replacement guaranty agreement and environmental indemnity agreement. For the avoidance of doubt, the above provision shall not apply in the case of the death or declaration of legal incompetence of an Individual Guarantor, unless the Net Worth and/or Available Liquidity of such Individual Guarantor are required, in the aggregate, with other Guarantors in order to satisfy the Guarantor Minimum Net Worth and/or Guarantor Minimum Available Liquidity, in which case, such Individual Guarantor shall be replaced in accordance with the terms of this Section 5.1.22(A).

B.       Dissolution of Entity Guarantor. Within thirty (30) days after the dissolution of any Guarantor that is an entity, Borrowers shall notify Lender in writing of such dissolution and provide to Lender the names and current financial statements, reports and tax returns (in form and substance as required pursuant to Section 5.1.12 hereof and Section 13 of the Non-Recourse Carveout Guaranty) of one or more substitute guarantors which financial statements, reports and tax returns demonstrate that the Net Worth and Available Liquidity and financial condition are satisfactory to qualify such proposed Qualified Replacement Guarantors to be Qualified Replacement Guarantors. Within thirty (30) days after the dissolution of such Guarantor, each substitute guarantor(s) shall (x) deliver to Lender an executed a guaranty agreement (in substantially the same form as the Guaranty Agreement) and environmental indemnity agreement (in substantially the same form as the Environmental Indemnity Agreement) and (y) such other instruments as Lender may reasonably require in connection with such replacement, and provided that such Qualified Replacement Guarantor(s) shall cover and assume, without limitation, all liabilities and obligations of the dissolved Guarantor that occurred prior to the execution of such replacement guaranty agreement and environmental indemnity agreement.

C.       If at any time prior to the payment in full of the Secured Obligations, the then-Guarantor(s) collectively fail to satisfy the Guarantor Minimum Net Worth Requirement and Guarantor Minimum Available Liquidity Requirement, such failure may be cured by replacing any or all of the Guarantor(s) with one or more Persons that (i) qualify as Qualified Replacement Guarantors, and (ii) execute and deliver to Lender (x) a guaranty agreement and environmental indemnity agreement in substantially the same form as the Non- Recourse Carveout Guaranty and the Environmental Indemnity Agreement and (y) such other instruments as Lender may reasonably require in connection with such substitution.

5.1.23       Minimum Net Worth and Liquidity of Guarantors. At all times until repayment in full of the Secured Obligations, Borrower shall cause the then-Guarantor(s) to satisfy the Guarantor Minimum Net Worth Requirement and Guarantor Minimum Available Liquidity Requirement.

5.1.24       Other Encumbrances. Borrowers shall perform and comply with all covenants, conditions and prohibitions required of any Borrower in connection with any Property Record Agreement and any other encumbrance affecting any Property or any of the Chattels, the Intangible Personalty or the other Collateral, or any part thereof, or any interest therein, regardless of whether such other encumbrance is superior or subordinate to the Lien hereof.

5.1.25       Maintenance and Repair of Property and Chattels; Contracts.

A.       Borrowers shall at all times maintain the Properties and the Chattels in good condition and repair, shall diligently prosecute the completion of any building or other improvement that is at any time in the process of construction on the Properties, and shall keep each Property in good repair, working order and condition, except for reasonable wear and use (and except for casualty losses as to which other provisions hereof shall govern), and from time to time make, or cause to be made, all reasonably necessary repairs, renewals, replacements, betterments and improvements thereto. Borrowers shall promptly repair, restore, replace, or rebuild any part of the Properties or the Chattels that may be affected by any casualty or any public or private taking or injury to the Properties or the Chattels, so long as Lender releases insurance or condemnation proceeds in accordance and subject to the other provisions of this Agreement. All costs and expenses arising out of the foregoing shall be paid by Borrowers whether or not the proceeds of any insurance or eminent domain shall be sufficient therefor. Borrowers shall maintain access to and egress from each Property by public streets. Borrowers shall comply with (or cause compliance with) all Legal Requirements relating to the ownership, construction, maintenance, use, or operation of the Properties, including but not limited to, any zoning requirements, any environmental or ecological requirements, any requirements pursuant to and in accordance with any Property Record Agreements and any requirements regarding access for persons with disabilities. Borrowers shall maintain all public utility services (including, without limitation, water supply, storm and sanitary sewer facilities, and natural gas, electric, telephone, cable television and high speed Internet access facilities, as applicable) necessary for the operation and maintenance of the Properties (including, without limitation, improvements constituting part of any Property) for its intended purposes, and, without limiting such maintenance requirement, shall maintain such services at the boundaries of the Land. Borrowers shall comply with (or cause compliance with) all requirements of any insurance company or inspection or rating bureau in respect of the Properties, including, without limitation, any requirements for the continuation of any insurance coverage or the continuation thereof at premium rates.

B.       Borrowers shall timely pay and perform each of the obligations of Borrowers under or in connection with the Contracts (except those being disputed in good faith). Borrowers shall not, without Lender’s prior written consent, (i) enter into any Contract with an Affiliate of any Borrower, any Guarantor or any other Borrower Owner Person and/or (ii) enter into any Contract that has a term in excess of one hundred eighty (180) days unless such Contract is terminable by any Borrower (without penalty) on thirty (30) days’ notice. No Borrower Control Person shall enter into any contract or agreement that contravenes any of the Loan Documents or that provides or has the effect that the performance of the Loan Documents constitutes a default under such contract or agreement or results in the creation of any Lien. Borrowers shall perform, observe and fulfill, in all material respects, all of the obligations, covenants and conditions set forth in any Contract to which any Borrower or any of the properties, assets or revenues of any Borrower, as the case may be, are bound, if the failure to perform, observe or fulfill any such obligation, covenant or condition would materially and adversely affect the properties, assets, operations or condition (financial or otherwise) of any Borrower, as the case may be, or the ability of any party to the Loan Documents to perform Borrowers’ obligations under the Loan Documents.

C.       Borrowers shall maintain or cause to be maintained (i) the standard of each Property at all times at its historic level of quality and finish (and at a level not lower than that maintained by prudent managers of similar facilities in the geographic region where each Property is located), and (ii) all licenses, Permits and any other agreements necessary for the operation, ownership, use, occupancy and maintenance of each Property, and Borrowers shall make application for renewals of any of the Permits prior to the expiration thereof.

D.       Borrowers shall comply at all times with any Operations and Maintenance Plan for any Property, as set forth in the Lease Certificate.

5.1.26       Records and Books of Account. Borrowers shall keep accurate and complete records and books of account, in which complete entries shall be made, reflecting all financial transactions of Borrowers relating to the Properties.

5.1.27       Intentionally Omitted.

5.1.28       Change of Executive Offices. Borrowers shall promptly notify Lender in writing if changes are made in the location of Borrowers’ primary executive offices.

5.1.29       Cash Management Lockbox. At or prior to the Closing Date, Lender and Borrowers shall enter into the Cash Collateral Agreement, pursuant to which Lender shall (or shall cause Servicer to) establish the Deposit Account (as such term is defined in the Cash Collateral Agreement) into which all proceeds in respect of each Property, including, without limitation, all Gross Revenue for each Property, shall be deposited, applied, retained and/or disbursed, pursuant to and in accordance with the terms and provisions of the Cash Collateral Agreement. Borrowers shall comply with all of the terms and conditions of the Cash Collateral Agreement.

5.2       Negative Covenants. Borrowers covenant and agree that, until payment in full of the Secured Obligations, Borrowers shall not do, directly or indirectly, any of the following without Lender’s prior written consent:

5.2.1       Debt. Incur any Indebtedness, other than the Loan or as otherwise expressly permitted in this Agreement.

5.2.2       Liens on any Property or other Collateral. Incur, create, assume, become or be liable in any manner with respect to, or permit to exist any Lien with respect to any Property, the Chattels, the Intangible Personalty or the other Collateral except (i) Liens in favor of Lender and (ii) the Permitted Encumbrances. Notwithstanding the immediately preceding sentence, mechanic’s Liens shall be governed by Section 5.1.2(E) hereof.

5.2.3       Ownership and Transfer. (i) Own any property of any kind other than the Collateral, (ii) except as permitted by Article 7 hereof, Transfer, directly or indirectly, all or any part of the Collateral or all or any part of any Property, or (iii) permit any Transfer, directly or indirectly, of any direct or indirect ownership interest in, or Control of, any Borrower.

5.2.4       Dissolution; Merger or Consolidation. Dissolve, terminate, liquidate, merge with or consolidate into another Person.

5.2.5       Debt Cancellation. Cancel or otherwise forgive or release any material claim or debt owed to any Borrower by any Person, except for adequate consideration or in the ordinary course of such Borrowers’ business.

5.2.6       Affiliate Transactions. Except as expressly permitted herein or as approved by Lender in writing, enter into, or be a party to, any transaction with a Borrower Owner Person or any Affiliate of any Borrower Owner Person, except in the ordinary course of business and on terms that are intrinsically fair and substantially similar to those that would be available on an arm’s length basis with third parties. Without limiting the foregoing sentence, no Borrower shall pay any fees to any Borrower Owner Person or any Affiliate of any Borrower Owner Person (a) unless such fees are set forth in the Operating Budget approved by Lender, or (b) during the existence of any Default or Event of Default, except as approved by Lender in writing.

5.2.7       Creation of Easements. Except as expressly permitted herein or as approved by Lender in writing, (i) enter into, create, or permit any Property or any part thereof to become subject to, any Property Record Agreement, other than a Permitted Encumbrance, or (ii) amend, supplement, cancel, modify or terminate any Property Record Agreement that is a Permitted Encumbrance.

5.2.8       Misapplication of Funds. Distribute any Gross Revenue for any Property or Money received from any Leases in violation of the provisions of this Agreement and the other Loan Documents.

5.2.9       Certain Restrictions. Enter into any agreement that expressly restricts the ability of any Borrower to enter into amendments, modifications or waivers of any of the Loan Documents.

5.2.10       Assignment of Permits and Warranties. Transfer any Borrower’s interest in any and/or all Permits and warranties pertaining to any Property or assign, transfer or remove or permit any other Person to assign, transfer or remove any records pertaining to any Property and the location of any such records at such Property or the office of such Borrower without written notice to Lender thereof.

5.2.11       Name and Business of Borrower; Jurisdiction of Organization;. (i) Make any material change in the scope or nature of the business objectives, purposes or operations of Borrowers, or undertake or participate in activities other than the continuance of the present business of Borrowers, (ii) change the chief executive office or the principal place of business of any Borrower without giving Lender at least fifteen (15) days’ prior written notice thereof and promptly providing Lender such information as Lender may reasonably request in connection therewith, (iii) change or permit a change of the jurisdiction of organization of any Borrower without first notifying Lender in writing of such Borrower’s intention to do so and delivering to Lender any financing statement that may be filed in connection with any of the Loan Documents as Lender may require, or (iv) change the name under which any Borrower does business, or adopt or begin doing business under any other name or assumed or trade name, without first notifying Lender of Borrowers’ intention to do so and delivering to Lender such executed modifications or supplements to this Agreement and/or any of the other Loan Documents (and to any financing statement that may be filed in connection with any of the Loan Documents) as Lender may require.

5.2.12       ERISA; Plans and Welfare Plans. (i) Engage in or permit any transaction (a) that would cause the Notes (or the exercise by Lender of any of its rights under the Loan Documents) to be a non-exempt, prohibited transaction under ERISA (including for this purpose the parallel provisions of Section 4975 of the Code), or otherwise result in Lender being deemed in violation of any applicable provisions of ERISA, or (b) that could be subject to either a material civil penalty or tax assessed pursuant to Section 502(i) or 502(1) of ERISA or Section 4975 of the Code, (ii) permit any Welfare Plan to provide benefits, including without limitation, medical benefits (whether or not insured), with respect to any current or former employee of Borrower beyond his or her retirement or other termination of service other than (a) coverage mandated by Legal Requirements, (b) death or disability benefits that have been fully provided for by paid up insurance or otherwise or (c) severance benefits (unless such coverage is provided after notification of and with the reasonable approval of Lender), (iii) permit the assets of any Borrower to become “plan assets”, whether by operation of law or under regulations promulgated under ERISA or adopt, amend (except as may be required by Legal Requirements) or increase the amount of any benefit or amount payable under, or permit any ERISA Affiliate to adopt, amend (except as may be required by Legal Requirements) or increase the amount of any benefit or amount payable under, any Plan or Welfare Plan, except for normal increases in the ordinary course of business consistent with past practice that, in the aggregate, do not result in a material increase in benefits expense to any Borrower or any ERISA Affiliate or (iv) permit an ERISA Event to occur. Borrowers shall indemnify, protect, defend, and hold Lender harmless from and against any and all losses, liabilities, damages, claims, judgments, costs, and expenses (including, without limitation excise taxes, attorneys’ fees and costs incurred in the investigation, defense, and settlement of claims and in obtaining any individual ERISA exemption or state administrative exception that may be required, in Lender’s sole and absolute discretion) that Lender may incur, directly or indirectly, as the result of the breach by Borrowers of any warranty or representation set forth in Section 5.1.15 hereof or the breach by Borrowers of any covenant contained in this Section 5.2.12. This indemnity shall remain in full force and effect until repayment in full of the Secured Obligations and shall not be subject to the limitation on personal liability described in Section 11.28.

5.2.13       Waste and Alterations. Commit or permit any material, physical waste with respect to any Property or the Chattels. Borrowers shall not cause or permit any part of any Property, including, without limitation, any building, structure, parking lot, driveway, landscape scheme, timber, or other ground improvement (but excluding minor landscape and ground cover alteration), to be removed, demolished, or materially altered without the prior written consent of Lender, and Borrowers shall not, without the prior written consent of Lender, construct any Improvements on any Property, in each case, which consent may be granted or withheld in the sole discretion of Lender. Borrowers shall not change or cause to be changed any access to or egress from any Property by public streets, easements or rights of way without Lender’s prior written consent which consent may be granted or withheld in the sole discretion of Lender.

5.2.14       Distributions. Make any distributions of Gross Revenue to any direct or indirect member, partner, shareholder or other owner of any Borrower, or any manager of any Borrower, or other direct or indirect manager or owner of any Borrower or its respective Affiliates (including, without limitation, those made for purposes such as the return of such parties’ equity in any Borrower) (i) during the existence of any Default or Event of Default or (ii) in violation of the provisions of this Agreement and the other Loan Documents, in each case, without the prior written consent of Lender in its sole and absolute discretion.

5.2.15       Zoning and Private Covenants. Initiate, join in, or consent to any change in any zoning ordinance or classification, any change in the “zoning lot” or “zoning lots” (or similar zoning unit or units) presently comprising any Property, any transfer of development rights, any private restrictive covenant, or any other public or private restriction limiting or defining the uses which may be made of any Property or any part thereof, without the express written consent of Lender. If under applicable zoning provisions the use of all or any part of any Property is or becomes a nonconforming use, Borrowers shall not cause such use to be discontinued or abandoned without the express written consent of Lender, and Borrowers shall use Borrowers’ best efforts to prevent the tenant under any Lease from discontinuing or abandoning such use.

5.2.16       Contracts. Enter into, modify, change, supplement, alter, amend or terminate, or consent to the entering into, modification, change, supplement, alteration, amendment modification or termination of, any Contract in excess of $100,000.00 (including, without limitation, any collective bargaining agreement or any other labor agreement) without Lender’s prior written consent.

5.2.17       Use of Proceeds. Use the proceeds of the Loan or any funds advanced by Lender under the Loan Documents (i) for household or agricultural purposes, (ii) to purchase any “margin stock” within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, (iii) for any purpose that would be inconsistent with such Regulation U or any other Regulations of the Board of Governors, (iv) for any purpose prohibited by any Legal Requirements or (v) for any purpose other than the purposes described in Section 2.14 hereof.

5.2.18       Property Record Agreement. Enter into, amend, supplement, cancel, modify or terminate any Property Record Agreement, without Lender’s prior written consent.

5.2.19       Further Encumbrance of Chattels. Create nor permit any lien, security interest or encumbrance against the Chattels, Intangible Personalty or other Collateral or any part thereof or interest therein, other than the liens and security interests created by the Loan Documents, the Permitted Encumbrances and the Permitted Indebtedness, without the prior written consent of Lender, which consent may be granted or withheld in the sole discretion of Lender

5.2.20       Assessments Against Property. Without the prior written consent of Lender, which may be withheld for any reason, consent to or allow the creation of any so-called special districts, special improvement districts, benefit assessment districts or similar districts, or any other body or entity of any type, or consent to or allow the occurrence of any other event, that would or might result in the imposition of any additional taxes, assessments or other monetary obligations or burdens on any Property.

5.2.21       Transfer or Removal of Chattels, Personalty or other Collateral. Transfer or remove from any Property all or any part of the Chattels, Personalty or other Collateral, unless (i) the items in question are removed temporarily for maintenance and repair or (ii) the items transferred or removed are simultaneously replaced with similar items of substantially equal or greater utility or value, free of any Liens.

5.2.22       Improper Use of Property, Chattels, Intangible Personalty or other Collateral. Use any Property, the Chattels, the Intangible Personalty or the other Collateral for any purpose or in any manner that violates any Legal Requirements or the requirements or conditions of any insurance policy.

5.2.23       Single Purpose Entity. Take any action or fail to take any action that would cause any Borrower to no longer be a Single Purpose Entity or otherwise violate Section 5.1.14 of this Agreement.

5.2.24       Equipment and Inventory. Permit any Equipment or Inventory owned by any Borrower to be removed at any time from any Property unless the removed item is consumed or sold in the usual and customary course of business, removed temporarily for maintenance and repair or, if removed permanently, replaced by an article of equivalent suitability and not materially less value or less utility, owned by such Borrower free and clear of any Lien, subject to the Equipment Financing.

ARTICLE 6 EVENT OF DEFAULT

6.1       Event of Default. The occurrence of one or more of the following events shall be an “Event of Default” hereunder:

6.1.1       Borrowers fail to pay when due any interest, principal or other amount in a sum certain under this Agreement or under any of the other Loan Documents for which sum there is a scheduled date for payment or for which there is a date certain for payment (including, without limitation, the payment of all outstanding Secured Obligations on the Maturity Date); notwithstanding the foregoing provisions of this Section 6.1.1, there shall be a grace period of not more than five (5) days for any regularly scheduled payment of interest only or any payment of principal and interest (other than on the Maturity Date) if such payment is not made on the due date therefor, provided, however, that there shall only be two (2) such grace periods during the term of the Loan;

6.1.2       Any Borrower fails to pay within five (5) days following demand by Lender any amount other than any amount described in Section 6.1.1 above; notwithstanding the foregoing provisions of this Section 6.1.2, there shall be a grace period of not more than five (5) days for any such payment if such payment is not made on the due date therefor, provided, however, that there shall only be two (2) such grace periods during the term of the Loan;

6.1.3       there is a breach of the provisions of Section 5.1.2(E), Section 5.1.4, Section 5.1.14, Section 5.1.15, Section 5.1.18 (except for any breach of clause (E)(i), (E)(ii), (E)(iii), (E)(iv), and (E)(v), of Section 5.1.18); Section 5.1.19 (except for any breach of clauses (ii) or (v) of Section 5.1.19); Section 5.1.21, Section 5.1.22, Section 5.1.23, Section 5.2.1, Section 5.2.2, Section 5.2.3, Section 5.2.4, Section 5.2.5, Section 5.2.7, Section 5.2.12, Section 5.2.16, Section 5.2.18, Section 5.2.21, Section 5.2.23, or Article 7.

6.1.4       if there is a breach of clause (E)(i), (E)(ii), (E)(iii), (E)(iv) and (E)(v) of Section 5.1.18); clause (ii) and clause (v) of Section 5.1.19 and such breach continues for a period of ten (10) days following the earlier to occur of (1) receipt of written notice thereof from Lender or any other Person to any Borrower, and (2) any Borrower obtaining actual knowledge thereof;

6.1.5       any Borrower fails to maintain or renew insurance in accordance with Section 5.1.16 hereof any insurance required to be maintained pursuant to the Insurance Agreement;

6.1.6       any Borrower and/or any Guarantor shall fail to perform any of the terms, covenants, obligations or conditions of this Agreement, the Notes, the Mortgages or the other Loan Documents to which it is a party that are not specifically referred to in other subsections in this definition of “Event of Default,” for thirty (30) days after written notice from Lender; provided, however, that if such failure is susceptible of cure but cannot reasonably be cured within such thirty (30) day period and provided further that Borrowers shall have commenced to cure such failure within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for such time as is reasonably necessary for Borrowers in the exercise of due diligence to cure such failure, but in no event for more than sixty (60) days (and for the avoidance of doubt, the cure periods set forth in this Section 6.1.6 shall not be applicable to the Events of Default described in the other subsections of this Section 6.1);

6.1.7       any failure by Borrowers to vacate, or set aside, or stay, for thirty (30) days, any levy executed, attached, sequestrated or other writ against any Property, the Chattels, the Intangible Personalty or the other Collateral;

6.1.8       any liquidation, termination or dissolution of any Borrower Control Person;

6.1.9       any receiver, liquidator or trustee shall be appointed for any Borrower Control Person, for the taking of possession of all or any part of any property or asset of any Borrower Control Person, other than by the request of Lender;

6.1.10       any Borrower Control Person makes a transfer in fraud of creditors or makes an assignment for the benefit of creditors;

6.1.11       any entry in bankruptcy of an order for relief for or against any Borrower Control Person;

6.1.12       the filing of any petition (or answer admitting the material allegations of any petition), or other pleading, seeking entry of an order for relief for or against any Borrower Control Person as a debtor or bankrupt or seeking an adjustment of any of such parties’ debts, or any other relief under any Bankruptcy Law, including, without limitation, a petition or answer seeking reorganization or admitting the material allegations of a petition filed against any such party in any bankruptcy or reorganization proceeding, or the act of any of such parties in instituting or voluntarily being or becoming a party to any other judicial proceedings intended to effect a discharge of the debts of any such parties, in whole or in part, or a postponement of the maturity or the collection thereof, or a suspension of any of the rights or powers of a trustee or of any of the rights or powers granted to Lender herein or in any other Loan Document, and any such petition, if involuntary, is not dismissed within ninety (90) days following the filing thereof;

6.1.13       any Borrower Control Person admits in writing any such Borrower Control Person’s inability to pay such Borrower Control Person’s debts as they become due;

6.1.14       any certification, representation or warranty made by any Borrower Control Person in the Loan Application, this Agreement, the Notes, the Mortgages or any other Loan Document, or in any other instrument, certificate or document modifying, renewing, extending, evidencing, securing or pertaining to the Loan, or in any notice delivered or made in connection herewith or therewith, shall prove to be false, misleading or erroneous in any material respect when made or deemed made;

6.1.15       any failure of (x) any Borrower or any Guarantor to pay any money judgment in excess of $25,000.00 against such Borrower or any Guarantor or (y) any Borrower Control Person to pay any money judgement in excess of $100,000.00 against such Borrower Control Person, in each case before the expiration of thirty (30) days after such judgment becomes final and no longer appealable;

6.1.16       any assertion of any claim of priority over any Mortgage, by title, Lien, or otherwise, unless Borrowers, within thirty (30) days after such assertion either causes the assertion to be withdrawn or provides Lender with such security as Lender may require to protect Lender against all loss, damage, or expense, including actual third party attorneys’ fees, which Lender may incur in the event such assertion is upheld;

6.1.17       the occurrence of (i) any Default, after the lapse of any applicable notice, grace or cure period, under any Loan Document, by Borrowers (or any of them), any Guarantor or any other Borrower Control Person, (ii) any “Event of Default” as defined or described in this Agreement, any of the Notes, the Mortgages and/or any other Loan Document, or (iii) or the occurrence of any event or circumstance defined or deemed to be an “Event of Default” under this Agreement, any of the Notes, the Mortgages and/or any other Loan Document;

6.1.18       the occurrence of any default after the lapse of any applicable grace or cure period, or the occurrence of any event or circumstance defined as an “Event of Default” under any under any Indebtedness (other than the Loan) or consensual Lien encumbering the Property or any part thereof or interest therein, or any document or instrument evidencing obligations secured thereby; provided, however, that nothing in this Section 6.1.18 shall be deemed to permit any such consensual Lien to be executed by any Borrower or any other Person (for the avoidance of doubt, the occurrence of a default or event of default under any Permitted Mezzanine Financing, that is not otherwise, in and of itself, independently a Default or Event of Default under any provision of this Agreement, the Mortgages or any of the other Loan Documents, shall not be deemed to be a Default or Event of Default under this Agreement, the Mortgages or any of the other Loan Documents);

6.1.19       any order or decree is entered by any court of competent jurisdiction (i) enjoining the rental of any space at any Property or (ii) enjoining or prohibiting Borrowers or any Guarantor, from substantially performing any of its respective obligations under this Agreement or any other Loan Document, and in each case such order or decree is not stayed or vacated, or the proceedings out of which such order or decree arose are not dismissed, within thirty (30) days after the granting of such decree or order; or

6.1.20       any Borrower or any Guarantor shall purport to, terminate, revoke, repudiate, declare voidable or void or otherwise contest the validity or enforceability of any of the Loan Documents or any provision thereof or any of the obligations of any Borrower or any Guarantor under any Loan Document.

6.1.21       (a) the occurrence of any “default” after the lapse of any applicable grace or cure period, or (b) the occurrence of any event or circumstance defined as an “Event of Default”, under any Permitted Indebtedness or under any other Indebtedness incurred or owing by Borrowers in an amount greater than or equal to the Trade Payable Cap, or under any document or instrument evidencing any obligation to pay such Indebtedness.

6.1.22       If Permitted Mezzanine Lender and/or Preferred Member, fails to convert the entire Permitted Mezzanine Financing into preferred equity in Sole Member or other equity in Sole Member upon completion of a Torchlight Change of Control Event Remedy.

6.2       Remedies. Immediately upon or any time and from time to time after the occurrence and during the continuation of any Event of Default hereunder, Lender may exercise any remedy available at law or in equity, including but not limited to those listed below and those listed in the other Loan Documents, in such sequence or combination as Lender may determine in Lender’s sole discretion.

6.2.1       Performance of Defaulted Obligations and Protective Advances. Lender may make any payment (including, without limitation, Protective Advances) or perform any other obligation under the Loan Documents that any Borrower Control Person has failed to make or perform, and Borrowers hereby irrevocably appoints Lender as the true and lawful attorney-in-fact for Borrowers to make any such payment and perform any such obligation in the name of Borrowers (or any of them); provided, however, no such sum expended by Lender (and no reimbursement thereof by Borrowers) shall be deemed to cure any Event of Default unless Lender shall waive such Event of Default in writing in its sole discretion. Borrowers shall immediately repay all such out-of-pocket payments made and expenses (including out-of-pocket attorneys’ fees) incurred by Lender in this connection, which amounts shall accrue interest thereon at the Default Rate from the date paid or incurred until repaid, will be part of the Secured Obligations and be immediately due and payable by Borrowers to Lender in accordance with Section 2.6.1 hereof. In lieu of advancing Lender’s own funds for such purposes, Lender may use any funds of Borrowers (or any of them) that may be in Lender’s possession, including but not limited to insurance or condemnation proceeds and amounts deposited for taxes, insurance premiums, or other purposes.

6.2.2       Specific Performance and Injunctive Relief. Notwithstanding the availability of legal remedies, Lender shall be entitled to obtain specific performance, mandatory or prohibitory injunctive relief, or other equitable relief requiring Borrowers (or any of them) and/or any Guarantor to cure or refrain from repeating any Default.

6.2.3       Acceleration of Secured Obligations. Lender may, without notice or demand, declare all of the Secured Obligations immediately due and payable in full.

6.2.4       Suit for Monetary Relief. Subject to the non-recourse provisions of Section 11.28 hereof, with or without accelerating the maturity of the Secured Obligations, Lender may sue from time to time for any payment due under any of the Loan Documents, or for money damages resulting from any Default by Borrowers (or any of them) or any Guarantor under any of the Loan Documents.

6.3       Remedies Cumulative. The rights, powers and remedies of Lender under this Agreement, the Notes, the Mortgages and each other Loan Document shall be cumulative and not exclusive of any other right, power or remedy which Lender may have against Borrowers and/or any Guarantor pursuant to this Agreement, the Notes, the Mortgages or any other Loan Document, or existing at law or in equity or otherwise. Lender’s rights, powers and remedies may be pursued singly, concurrently, successively, jointly or otherwise, against any Borrower, any Property, any Chattels, any Intangible Personalty and any other Collateral, or against any Guarantor or any obligor under, or guarantor of, the Notes or the other Loan Documents, at such time and in such order as Lender may determine in Lender’s sole discretion.

6.4       Curative Advances. If any Default occurs and is not cured by Borrowers after notice from Lender within the applicable cure period, if any, or if any Event of Default occurs, then Lender may expend such sums as either shall reasonably deem appropriate to cure or attempt to cure such Default or Event of Default, including, without limitation, Protective Advances; provided, however, no such sum expended by Lender (and no reimbursement thereof by Borrowers) shall be deemed to cure any Event of Default unless Lender shall waive such Event of Default in writing in its sole discretion. Borrowers shall immediately repay all such sums (including, without limitation, Protective Advances) so advanced, which sums shall immediately become part of the Secured Obligations, bear interest at the Default Rate from the date advanced until the date repaid, and be secured by the Collateral.

6.5       Expenses of Enforcement. All out-of-pocket costs and expenses incurred by Lender in the exercise of its rights and remedies (including, without limitation, out-of-pocket attorneys’ fees and other costs and expenses incurred in any workout, restructuring or similar arrangements or in connection with any foreclosure, collection or bankruptcy proceedings with respect to any Borrower or any other Borrower Control Person) shall be added to the Secured Obligations and shall be payable on demand and accrue interest thereon at the Default Rate from the date incurred until be repaid and be payable by Borrowers in accordance with Section 2.6.1 hereof.

ARTICLE 7 TRANSFERS

7.1       Transfers.

A.       Without Lender’s prior written consent, which consent may be granted or withheld in Lender’s sole and absolute discretion, no Borrower shall (i) directly or indirectly sell, assign, convey, transfer or otherwise dispose of any Property or any portion thereof or any direct or indirect legal, beneficial or equitable interest in all or any part of any Property, (ii) permit or suffer any owner, directly or indirectly, voluntarily or involuntarily, of any direct or indirect ownership or beneficial interest in any Property or any Borrower to transfer such interest, whether by transfer of partnership, membership, stock or other beneficial interest in any entity or otherwise, or (iii) mortgage, pledge, hypothecate or otherwise encumber or permit to be encumbered or grant or permit to be granted a security interest in all or any part of any Property or any Borrower or any direct or indirect legal beneficial or equitable interest in any Property or any Borrower. Notwithstanding anything to the contrary set forth in this Loan Agreement or any other Loan Document, transfers of direct or indirect interests in any Borrower pursuant to any will or testament or applicable law of descent upon the death of a natural person that was the holder of the applicable interest in such Borrower, shall be permitted without the consent of Lender.

B.       Notwithstanding the restrictions on transfer or encumbrance set forth in Section 7.1, Sole Member shall be permitted to obtain that certain mezzanine financing in the amount of Thirty Million and 00/100 Dollars ($30,000,000.00), made by DOF IV REIT HOLDINGS, LLC (the “Permitted Mezzanine Lender”) pursuant to the Mezzanine Loan Documents (as approved by Lender, the “Permitted Mezzanine Financing”) subject to the subordination of the Permitted Mezzanine Financing to the Secured Obligations as set forth in the Permitted Mezzanine Financing Intercreditor Agreement. Nothing in this Section 7.1(B) shall permit Borrowers or any owner of indirect or direct ownership interests in Borrowers to obtain mezzanine financing other than the Permitted Mezzanine Financing. The Permitted Mezzanine Lender (or any successor holder of the Permitted Mezzanine Financing that is permitted pursuant to the terms of the Permitted Mezzanine Financing Intercreditor Agreement) may, in accordance with the terms of the Permitted Mezzanine Financing Intercreditor Agreement, (i) foreclose upon the collateral provided as part of the Permitted Mezzanine Financing and (ii) assign or transfer any such foreclosed collateral to a “Qualified Transferee” (as defined in the Permitted Mezzanine Financing Intercreditor Agreement), and any such foreclosure, assignment or transfer, if effected in accordance with the terms of the Permitted Mezzanine Financing Intercreditor Agreement, shall not constitute a violation of the Loan Documents.

C.       (1) Notwithstanding the provisions of Section 7.1(A) and Section 7.1(B), and in each case provided that the Transfer Conditions (as hereinafter defined) shall be simultaneously satisfied the following transfers of direct or indirect interests in Borrower shall be permitted without Lender’s prior written consent (any such transfer, a “Permitted Transfer”):

(i)       (x) transfers of any direct or indirect limited partnership or non-managing membership interest in any Upper Tier Torchlight Entity, or (y) transfers of any indirect limited partnership or non-managing membership interest in Sole Member;

(ii)       a Torchlight Change of Control Event Remedy;

(iii)       a Preferred Equity Redemption;

(iv)       a Torchlight Corporate Event; and

(v)       a TLP Conversion.

(2)       For the purposes hereof, “Transfer Conditions” mean all of the following:

(i)       No Default or Event of Default has occurred, provided that this subsection (i) shall not apply to a Permitted Transfer pursuant to Section 7.1(C)(ii), Section 7.1(C)(iii) and/or Section 7.1(C)(v).

(ii)       Except in respect of a Torchlight Corporate Event or a Preferred Equity Redemption, Torch Conerly continues to Control Preferred Member and all Upper Tier Torchlight Entities.

(iii)       Following the proposed Permitted Transfer, each Guarantor (or any Qualified Replacement Guarantor) continues to own a direct and/or indirect interest in each Borrower.

(iv)       Borrowers deliver to Lender at least thirty (30) days’ prior written notice of the proposed Permitted Transfer, together with an organizational chart illustrating the ownership structure both before and after the consummation of the proposed Permitted Transfer, which organizational chart shall set forth Borrowers’ direct and indirect upstream owners (including, without limitation, any Qualified Replacement Guarantor described in clause (x) or clause (xii) below), the percentage interests held by each such owner and the type of entity of each such owner (an “Organizational Chart”), provided however that with respect to Permitted Transfers made pursuant to Section 7.1(C)(ii), Section 7.1(C)(iii) and/or Section 7.1(C)(v), such deliveries in this subsection (iv) may be delivered to Lender simultaneously with the occurrence of such Permitted Transfer.

(v)       Borrowers shall pay or reimburse Lender for all of the actual costs, fees and expenses incurred by Lender in respect of such proposed Permitted Transfer, including, without limitation, out-of-pocket attorneys’ fees incurred by Lender, whether or not such proposed Permitted Transfer is consummated.

(vi)       Any Person to whom or to which any such direct or indirect limited partnership or non-managing membership interest is transferred shall comply with the requirements of Borrowers, Guarantors, Borrower Control Person and Persons that directly or indirectly Controls any Guarantor (other than any Guarantor that is an individual) set forth in Section 5.1.21 hereof, and if Lender requests, the proposed transferees and its constituent members or other owners shall execute a certificate in form and substance satisfactory to Lender confirming such compliance (except that identifying information shall not be required for any Transfers made in the ordinary course of business over a national securities exchange); provided however that in connection with a Torchlight Change of Control Event Remedy, the conditions in this subsection (vi) shall be deemed satisfied if such conditions have been satisfied under the Permitted Mezzanine Intercreditor Agreement.

(vii)       Such proposed Permitted Transfer does not subject Lender or any of its Affiliates to any civil or criminal penalties in any jurisdiction or otherwise constitute an unlawful act, offense or crime by Lender or any of its Affiliates, including, without limitation, under any of the laws, regulations and executive orders described in Section 5.1.21 hereof.

(viii)       Intentionally omitted.

(ix)       Simultaneously with the Permitted Transfer, Borrowers shall provide Lender with (A) evidence reasonably satisfactory to Lender that all of the Transfer Conditions have been satisfied with respect to such proposed Permitted Transfer and (B) a certificate signed by Borrowers and each Guarantor that (I) certifies to Lender that all of the Transfer Conditions have been satisfied with respect to such proposed Transfer, (II) attaches (x) a final Organizational Chart confirming the new ownership structure of Borrowers (certified as being true, complete and correct by Borrowers and each Guarantor), and (III) attaches (x) a copy of the documents effectuating the proposed Permitted Transfer and a copy of the Organizational Documents of the entities affected by the proposed Permitted Transfer, as amended, and (y) any other information that Lender may reasonably request.

(x)       In the event that the Permitted Transfer is a Torchlight Change of Control Event Remedy, the following additional conditions shall be applicable:

1.       Preferred Member shall obtain a Qualified Replacement Guarantor that satisfies the Guarantor Minimum Available Liquidity Requirement and the Guarantor Minimum Net Worth Requirement, and such Qualified Replacement Guarantor shall execute and deliver to Lender, a replacement non-recourse carveout guaranty and a replacement environmental indemnity agreement in favor of Lender, each in substantially the same form as the Non-Recourse Carveout Guaranty and the Environmental Indemnity Agreement (collectively, the “Replacement Guaranties”) and such other instruments as Lender may reasonably require; provided that the Replacement Guaranties shall cover only events that occur or state of affairs that exists from and after the date of the consummation by Preferred Member of the Torchlight Change of Control Event Remedy; provided however that in connection with a Torchlight Change of Control Event Remedy, the conditions in this subsection (x)(i) shall be deemed satisfied if such conditions have been satisfied under the Permitted Mezzanine Intercreditor Agreement.

2.       Each Property shall be managed by pursuant to a Property Management Agreement delivered to, and approved by, Lender, and with a Property Manager consented to by Lender, such consent not to be unreasonably withheld, conditioned or delayed, and otherwise in accordance with Section 5.1.11 hereof.

3.        (A) Simultaneously with the exercise of the Torchlight Change of Control Event Remedy, Preferred Member shall provide to Lender (1) written notice of the Torchlight Change of Control Event and certificate that is signed by an authorized officer of Preferred Member certifying to Lender that all of the Transfer Conditions have been satisfied or will be satisfied prior to consummating the Torchlight Change of Control Event Remedy (other than conditions that are subject to the approval of Lender and for which Lender has received all reasonably requested back-up information as of the date of such Officer’s Certificate), such certificate to include, without limitation, the following: (I) a reasonably detailed description of the Torchlight Change of Control Event would permit Preferred Member to commence the Torchlight Change of Control Event Remedy pursuant to the Sole Member Operating Agreement, (II) an Organizational Chart illustrating the ownership structure of both (x)

Borrowers and (y) each of the Preferred Member and Upper Tier Torchlight Entities and Torch Conerly, both before and after the consummation of the proposed Torchlight Change of Control Event Remedy, which Organizational Chart shall set forth the direct and indirect upstream owners (including, without limitation, any Qualified Replacement Guarantor) of Borrowers, and each of the Preferred Member and Upper Tier Torchlight Entities and Torch Conerly, the percentage interests held by each such owner and the type of entity of each such owner, and (2) copies of any and all material notices, pleadings, agreements, motions and briefs served upon, delivered to or with any party in connection with the Torchlight Change of Control Event, (B) Preferred Member shall otherwise keep Lender reasonably apprised as to the status of the Torchlight Change of Control Event, and (C) Lender shall have received all other information and documents reasonably requested by such party confirming the conditions concerning the events under the Sole Member Operating Agreement that are the basis for the Torchlight Change of Control Event that are reasonably requested by Lender. Lender may request reasonable evidence that the requirements of this Section 7.1(C)(x) have been satisfied, and Preferred Member shall provide such evidence within five (5) Business Days following such request. In addition, not less than ten (10) Business Days following the consummation of such Torchlight Change of Control Event Remedy, Preferred Member shall deliver to Lender (I) an Officer’s Certificate certifying that (x) such Torchlight Change of Control Event Remedy was consummated in accordance with provisions of this Agreement, including, without limitation, the Transfer Conditions and that the Organizational Chart and other documents and items included as part of the certificate delivered to Lender prior to the consummation of such Torchlight Change of Control Event Remedy as required by this Section 7.1(C)(x) remain true, complete and correct and (II) such other additional information that Lender may reasonably request to evidence that the Torchlight Change of Control Event Remedy was in fact made in accordance with this Agreement.

4.       Within ten (10) days following the exercise of the Torchlight Change of Control Event Remedy, Preferred Member shall deliver to Lender a substantive non-consolidation opinion prepared by legal counsel reasonably acceptable to Lender, in form and substance reasonably acceptable to Lender.

(xi)       For the avoidance of doubt, a Preferred Equity Redemption that is consummated in accordance with the provisions of this Section 7.1(C) shall be permitted, provided, however, for further clarification, the membership interests of Preferred Member that are redeemed may not be transferred to any Person other than Sole Member and no other transfers of any direct or indirect interests in Borrower shall be permitted in connection with such Preferred Equity Redemption.

(xii)       In the event that the Permitted Transfer is a Torchlight Corporate Event, the following additional conditions shall be applicable:

1.       An Approved Real Estate Company Controls and owns not less than fifty-one percent (51%) of the direct and/or indirect ownership interests in Preferred Member.

2.       Preferred Member shall obtain a Qualified Replacement Guarantor that satisfies the Guarantor Minimum Available Liquidity Requirement and the Guarantor Minimum Net Worth Requirement, and such Qualified Replacement Guarantor shall execute and deliver to Lender Replacement Guaranties and such other instruments as Lender may reasonably require; provided that the Replacement Guaranties shall cover only events that occur or state of affairs that exists from and after the date of the consummation of the Torchlight Corporate Event.

3.       Each Property shall be managed by pursuant to a Property Management Agreement delivered to, and approved by, Lender, and with a Property Manager consented to by Lender, such consent not to be unreasonably withheld, conditioned or delayed, and otherwise in accordance with Section 5.1.11.

4.       Each of the certificates required to be executed and/or delivered pursuant to this Section 7.1(C) by Borrower and/or Guarantors shall also be executed and/or delivered, as applicable, by such Approved Real Estate Company.

7.2       Trade Payables; Permitted Equipment Financing. Subject to the satisfaction of each of the following conditions and notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, each Borrower may incur, without the consent of Lender, (x) unsecured indebtedness in respect of trade payables incurred in the ordinary course of business relating to the ownership, maintenance and operation of the applicable Property (“Trade Payable Financing”) and (y) equipment financing entered into in the ordinary course of such Borrower’s business for non-fixture equipment related to the ownership, maintenance and operation of the applicable Property (“Equipment Financing”):

A.       The maximum aggregate amount of Trade Payable Financing and Equipment Financing outstanding at any one time at all of the Properties shall not exceed $200,000.00 in the aggregate (the “Trade Payable Cap”).

B.       Following the funding of any Trade Payable Financing or any Equipment Financing, all of the terms of the Loan Documents shall remain unchanged.

C.       Borrowers shall be responsible for all closing costs in connection with any Trade Payable Financing or Equipment Financing, including the legal, appraisal, engineering and environmental, title and escrow costs of Lender and the lender providing any Trade Payable Financing or Equipment Financing.

D.       The interest rate payable under, and each of the other terms and provisions of, any Trade Payable Financing or any Equipment Financing shall be on arms’-length, market rate terms.

E.       The Equipment Financing shall be either (A) unsecured or (B) secured solely by security interests that encumber only equipment located at the Property that does not constitute or become a “fixture”, and whose removal would not be overly burdensome or damage or impair the operation or value of the Property.

F.       Not less than ten (10) business days prior to the funding of any Trade Payable Financing or Equipment Financing, Borrowers shall provide Lender with a copy of the loan documents to be executed or delivered in connection therewith, and Borrowers shall provide Lender with written evidence satisfactory to Lender that such Trade Payable Financing or Equipment Financing complies with the foregoing restrictions.

Any such Trade Payable Financing and/or Equipment Financing that satisfies each of the above conditions, as applicable, and/or any indebtedness resulting from Uncontrollable Expenses referred to herein as “Permitted Indebtedness”.

7.2.2       Immediate Event of Default. The violation of any provision of this Section 7.2 shall constitute an Event of Default under this Agreement and the other Loan Documents, whether or not Borrowers or Lender have received notice thereof or have knowledge of the occurrence thereof.

ARTICLE 8 11540 Mosteller Property

8.1       Addition of the 11540 Mosteller Property. Notwithstanding anything to the contrary contained herein or in the Loan Documents, the parties intend that, immediately upon the making by Lender to Borrowers of the Future Advance on the Future Advance Funding Date, (A) 11540 Mosteller Borrower shall be, and shall be deemed to be, a “Borrower” for all purposes hereunder and under each of the Loan Documents, (B) the 11540 Mosteller Property shall be, and shall be deemed to be, a “Property” for all purposes hereunder and under each of the Loan Documents, (C) the 11540 Mosteller Mortgages shall be, and shall be deemed to be, “Mortgages” and “Loan Documents” for all purposes hereunder and under each of the Loan Documents, (D) the Mosteller ALR shall be, and shall be deemed to be, included in the definition of “Assignments of Leases and Rents” and “Loan Documents” for all purposes hereunder and under each of the Loan Documents, (E) the Mosteller UCCs shall be, and shall be deemed to be, included in the definition “UCC-1 Financing Statement(s)” and “Loan Documents” for all purposes hereunder and under each of the Loan Documents, (F) the Mosteller Lease Certificate, shall be, and shall be deemed to be included in the definition “Lease Certificate” and “Loan Documents” for all purposes hereunder and under each of the Loan Documents, (G) the Mosteller Receipt and Agreement, shall be, and shall be deemed to be, included in the definition of “Loan Documents” for all purposes hereunder and under each of the Loan Documents, and (H) the Mosteller Governing Documents Certificate, shall be, and shall be deemed to be, included in the definition of “Loan Documents” for all purposes under each of the Loan Documents.

8.2       Failure to Add the 11540 Mosteller Property. In the event that the Future Advance is not made and the Mosteller Property is not added as a “Property” in accordance with the terms of the Future Advance Agreement, on or prior to the Future Advance Cut-Off Date, Borrowers shall, or shall cause Sole Member to, transfer all of Sole Member’s ownership interests in the 11540 Mosteller Property to a new entity that is not owned or controlled by Sole Member within thirty (30) days following the Future Advance Cut-Off Date for the purposes of preserving the Single Purpose Entity status of the Sole Member.

ARTICLE 9 Reserved

ARTICLE 10 Reserved

ARTICLE 11 GENERAL PROVISIONS

11.1       Survival. This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive execution and delivery of this Agreement, the making by Lender of the Loan hereunder and the execution and delivery by Borrowers to Lender of the Loan Documents, and shall continue in full force and effect so long as any portion of the Secured Obligations is outstanding and unpaid (provided that the provisions of Section 5.1.4 hereof shall survive the satisfaction and payment of the Secured Obligations and termination of this Agreement). Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. All covenants, promises and agreements in this Agreement contained, by or on behalf of Borrowers, shall inure to the benefit of the respective successors and assigns of Lender. Nothing in this Agreement or in any other Loan Document, express or implied, shall give to any Person other than the parties and the holder of the Notes and the other Loan Documents, and their legal representatives, successors and assigns, any benefit or any legal or equitable right, remedy or claim hereunder.

11.2       Lender’s Discretion. Whenever pursuant to this Agreement, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole discretion of Lender and shall be final and conclusive.

11.3       Governing Law.

11.3.1       The substantive laws of the State of New York shall govern the validity, construction, enforcement and interpretation of this Agreement, without reference to the principles of conflicts of laws.

11.3.2       Any legal suit, action or proceeding against Lender or Borrowers arising out of or relating to this Agreement may at Lender’s option be instituted in any federal or state court located in the City of New York, New York or the County of New York, New York, and each Borrower waives any objections that such Borrower may now or hereafter have based on venue and/or forum non conveniens of any such suit, action or proceeding, and each Borrower hereby irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding. EACH BORROWER DESIGNATES AND APPOINTS THE CORPORATION TRUST COMPANY, HAVING AN ADDRESS AT CORPORATION TRUST CENTER, 1209 ORANGE STREET, WILMINGTON, DELAWARE 19801, TO SO SERVE AS ITS AGENT TO RECEIVE ON THEIR BEHALF SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK OR THE COUNTY OF NEW YORK, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY EACH SUCH BORROWER TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF ANY SUCH PROCESS SO SERVED SHALL BE MAILED BY

REGISTERED OR CERTIFIED MAIL TO SUCH BORROWER AT THEIR PRINCIPAL EXECUTIVE OFFICES, EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY ANY BORROWER AS SUCH BORROWER’S AGENT FOR SERVICE OF PROCESS REFUSES TO ACCEPT SERVICE OF PROCESS, SUCH BORROWER HEREBY AGREES THAT SERVICE UPON SUCH BORROWER BY MAIL SHALL CONSTITUTE SUFFICIENT SERVICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF LENDER TO BRING PROCEEDINGS AGAINST ANY BORROWER OR ANY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION. Each Borrower (i) shall give prompt notice to Lender of any change in address of their authorized agent hereunder, (ii) may at any time and from time to time designate a substitute authorized agent with an office in New York, New York (which office shall be designated as the address for service of process), and (iii) shall promptly designate such a substitute if such Borrower’s authorized agent ceases to have an office in New York, New York or is dissolved without leaving a successor.

11.4       Entire Agreement; Modification; Waiver in Writing. This Agreement, together with the other Loan Documents, contains the entire understanding between the parties to the matters addressed herein and supersedes any other understandings or agreements with respect to the matters covered hereby. No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement or any other Loan Document, or consent or waiver referred to in any Loan Document or consent to any departure by Borrowers therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to or demand on Borrowers shall entitle Borrowers to any other or future notice or demand in the same, similar or other circumstances.

11.5       Delay Not a Waiver.

11.5.1       Lender shall not be deemed to have waived any provision of any Loan Document unless such waiver is in writing and is signed by Lender. Without limiting the generality of the preceding sentence, neither Lender’s acceptance of any payment with knowledge of a Default or Event of Default by Borrowers, nor any failure by Lender to exercise any remedy following a Default or Event of Default by Borrowers shall be deemed a waiver of such Default or Event of Default, and no waiver by Lender of any particular Default or Event of Default on the part of Borrowers shall be deemed a waiver of any other Default or Event of Default or of any similar Default or Event of Default in the future, nor shall such waiver impair any remedy, right or power consequent thereon. No course of conduct or course of dealing or course of performance during the period of time that the Secured Obligations remain outstanding shall be deemed to constitute a waiver by Lender of any rights under any of the Loan Documents.

11.5.2       Neither any failure nor any delay on the part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under any other Loan Document, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement, the Notes or any other Loan Document, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, the Notes or the other Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount.

11.6       Notices. Any notice, consent or approval required or permitted to be given by Borrowers or Lender under this Agreement shall be in writing and will be deemed given (i) upon personal delivery, (ii) on the first (1st) Business Day after receipted delivery to a courier service which guarantees next-business-day delivery, or (iii) on the third (3rd) Business Day after mailing, by registered or certified United States mail, postage prepaid, in any case to the appropriate party at its address set forth below:

If to Borrowers:

c/o Plymouth Industrial REIT, Inc.
260 Franklin Street, 19th Floor
Boston, Massachusetts 02110
Attention: Pendleton P. White, Jr.

and:

Plymouth Industrial REIT, Inc.
260 Franklin Street, 19th Floor
Boston, Massachusetts 02110
Attention: Anne Hayward, Esq,

and:

DOF IV Plymouth PM, LLC

c/o Torchlight Investors LLC

475 Fifth Avenue

New York, New York 10017

Attention: Abbey Kosakowski and Gianluca Montalti

with copies to:

Locke Lord LLP
2200 Ross Avenue, Suite 2800
Dallas, Texas 75201-6776
Attention: Kenneth L. Betts, Esq.

and:

Plymouth Industrial REIT, Inc.
260 Franklin Street, 19th Floor
Boston, Massachusetts 02110
Attention: Anne Hayward, Esq.

If to Lender:

American General Life Insurance Company
c/o AIG Asset Management
777 S. Figueroa Street, 16th Floor
Los Angeles, California 90017-5800
Attention: Director-Mortgage Lending and Real Estate

American Home Assurance Company
c/o AIG Asset Management
777 S. Figueroa Street, 16th Floor
Los Angeles, California 90017-5800
Attention: Director-Mortgage Lending and Real Estate

National Union Fire Insurance Company of Pittsburg, Pa.
c/o AIG Asset Management
777 S. Figueroa Street, 16th Floor
Los Angeles, California 90017 5800
Attention: Director Mortgage Lending and Real Estate

The United States Life Insurance Company in the City of New York
c/o AIG Asset Management
777 S. Figueroa Street, 16th Floor
Los Angeles, California 90017 5800
Attention: Director Mortgage Lending and Real Estate

with a copy to:

Katten Muchin Rosenman LLP
575 Madison Avenue
New York, New York10022-2585
Attention: Andrew L. Jagoda, Esq.

Any party may change such party’s address for notices or copies of notices by giving notice to the other party in accordance with this Section 11.6.

11.7       TRIAL BY JURY. EACH BORROWER AND LENDER, TO THE FULLEST EXTENT THAT EACH BORROWER AND LENDER MAY LAWFULLY DO SO, WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY TORT ACTION, BROUGHT BY ANY PARTY HERETO WITH RESPECT TO THIS AGREEMENT, THE NOTE OR THE OTHER LOAN DOCUMENTS.

11.8       Headings. The Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

11.9       Assignment.

11.9.1       Participation. Lender may at any time grant to one or more banks or other financial institutions (each a “Participant”) participating interests in the Secured Obligations owing to Lender. No Participant shall have any rights or benefits under this Agreement or any other Loan Document. In the event of any such grant by Lender of a participating interest to a Participant, Lender shall remain responsible for the performance of its obligations hereunder, and Borrowers shall continue to deal solely and directly with Lender in connection with Lender’s rights and obligations under this Agreement. Any agreement pursuant to which Lender may grant such a participating interest shall provide that Lender shall retain the sole right and responsibility to enforce the obligations of Borrowers hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement.

11.9.2       Right to Sell. Without in any way limiting the provisions of Section 11.9.1, Lender shall have the right to sell, transfer or assign participating interests in the Secured Obligations or to sell, transfer or assign other direct or indirect interests in the Loan or the Loan Documents and in the obligations of Lender under this Agreement and the other Loan Documents, in such amounts as deemed appropriate by Lender to one or more Persons. Lender may sell, transfer or assign all its interest in the Loan and the Loan Documents, and in the obligations of Lender under this Agreement and the other Loan Documents, to one or more Persons. Upon an assignment of all or a portion of Lender’s direct interest in the Loan and Loan Documents, and an assumption by the assignee of Lender’s obligations hereunder with respect to the portion of the Loan so assigned, Lender shall be released from its obligations hereunder with respect to the assigned interest from and after the date of such assignment.

11.9.3       Lender Transferee. Notwithstanding anything to the contrary herein contained, Borrowers authorize Lender to disclose to any Participant or transferee of the Loan (each, a “Lender Transferee”) and any prospective Lender Transferee any and all financial and other information in Lender’s possession concerning any Borrower Control Person and its respective Affiliates, which has been delivered to Lender by or on behalf of any Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of any Borrower in connection with Lender’s credit evaluation of any Borrower Control Person and its respective Affiliates prior to becoming a party to this Agreement.

11.10       Severability. Wherever possible, each provision of this Agreement and each other Loan Document shall be interpreted in such manner as to be effective and valid under Legal Requirements, but if any provision of this Agreement shall be prohibited by or invalid under Legal Requirements, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

11.11       Preferences; Reinstatement. Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by any Borrower to any portion of the Secured Obligations. To the extent Borrowers make a payment or payments to Lender for Borrowers’ benefit, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any Legal Requirements, then, to the extent of such payment or proceeds received, this Agreement shall continue to be effective or be reinstated, as applicable, and the obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

11.12       Waiver of Notice. Borrowers shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Agreement or another Loan Document specifically and expressly provides for the giving of notice by Lender to Borrowers and except with respect to matters for which Borrowers are not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice. Borrowers hereby expressly waive the right to receive any notice from Lender with respect to any matter for which this Agreement or the other Loan Documents does not specifically and expressly provide for the giving of notice by Lender to Borrowers.

11.13       Exhibits and Schedules Incorporated. The information set forth on the cover, the heading and the recitals hereof, and the Exhibits and the Schedules attached hereto, are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

11.14       Offsets, Counterclaims and Defenses. Any assignee of Lender’s interest in and to this Agreement and the other Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses that are unrelated to this Agreement and the other Loan Documents that Borrowers may otherwise have against any assignor of this Agreement and the other Loan Documents. No such unrelated counterclaim or defense shall be interposed or asserted by Borrowers in any action or proceeding brought by any such assignee upon this Agreement or upon any other Loan Document. Any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrowers, unless and to the extent Borrowers would be permanently barred from asserting such claim in any action or proceeding.

11.15       No Joint Venture or Partnership. Borrowers and Lender intend that the relationship created hereunder be solely that of borrower and lender. Nothing herein is intended to (a) create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrowers and Lender, or (b) grant Lender any interest in the Collateral other than that of secured party, mortgagee or lender.

11.16       Waiver of Marshaling of Assets Defense. To the maximum extent not prohibited by Legal Requirements, Borrowers waive all rights to a marshaling of the assets of Borrowers, and others with interests in Borrowers (or any of them) and of the Collateral, or to a sale in inverse order of alienation in the event of foreclosure of the interests hereby created, and agrees not to assert any right under any laws pertaining to the marshaling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of any Collateral for the collection of the Secured Obligations without any prior or different resort for collection, or the right of Lender to the payment of the Secured Obligations out of the Net Proceeds of the Collateral in preference to every other claimant whatsoever.

11.17       Conflict; Documents. In the event of any conflict between the provisions of this Agreement and the provisions of any of the other Loan Documents, the provisions of this Agreement shall prevail. The parties hereto acknowledge that they were represented by counsel in connection with the negotiation and drafting of the Loan Documents and that the Loan Documents shall not be subject to the principle of construing their meaning against the party that drafted the same.

11.18       Brokers and Financial Advisors. Each Borrower and Lender hereby represents that the representing party has dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the Loan, other than Oberon Securities, LLC (“Broker”). Borrowers shall pay the fees and commissions due to Broker pursuant to a separate written agreement.

11.19       Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

11.20       Estoppel Certificates. Borrowers hereby agree, at any time and from time to time upon not less than ten (10) days’ prior written notice by Lender, to execute, acknowledge and deliver simultaneously to Lender and the party specified in such notice, a statement, in writing, signed and acknowledged, certifying to Lender and such specified party (a) the balance of principal, interest, and other sums then outstanding under the Notes and the other Loan Documents, (b) whether or not any Borrower claims that Lender is in default of any of the obligations of Lender under this Agreement, the Notes or the other Loan Documents, and if so, the nature of any such default or defaults, (c) whether or not any Borrower claims to have any offsets or defenses with respect to the Secured Obligations and, if so, the nature of such offsets or defenses, (d) that this Agreement and the other Loan Documents are unmodified and in full force and effect (or if there have been modifications, that the same, as modified, is in full force and effect and stating the modifications hereto), and (e) stating whether or not, to the knowledge of Borrowers, any Default or Event of Default has occurred and is then continuing, and, if so, specifying each such Default or Event of Default.

11.21       Payment of Expenses.

11.21.1       Borrowers shall pay all applicable Transaction Costs, which shall include, without limitation, (A) out-of-pocket costs and expenses of Lender in connection with (i) the negotiation, preparation, execution and delivery of the Loan Documents, and any amendment, supplement, or modification to the Loan Documents (or any of them) and any other document being prepared in connection herewith or therewith, or in connection with the consummation of the transactions contemplated by this Agreement and the other Loan Documents; (ii) the creation, perfection or protection of Lender’s Liens in the Collateral (including, without limitation, fees and expenses for title and lien searches or amended or replacement mortgages, UCC-1 Financing Statements or Security Documents, survey fees and charges, title insurance premiums and filing and recording taxes, fees and charges, third party due diligence expenses for each Property, including, without limitation, travel expenses, accounting firm fees, costs of each Appraisal of each Property, and the fees and disbursements of appraisers, environmental consultants and engineering consultants, and costs and fees incurred in connection with arranging, setting up, servicing and maintaining any reserves or accounts under this Agreement, the Reserve Agreement or other Loan Documents); (iii) the negotiation, preparation, execution and delivery of any amendment, waiver, restructuring or consent relating to any of the Loan Documents; and (iv) the preservation of rights under and enforcement of the Loan Documents, including any communications or discussions relating to any action that Borrowers shall from time to time request Lender to take, as well as any restructuring or rescheduling of the Secured Obligations, (B) the out-of-pocket fees, expenses and other charges of counsel to Lender in connection with all of the foregoing, and (C) Lender’s (where deemed reasonably necessary by Lender) out-of-pocket travel expenses in connection with site visits to each Property, provided however so long as (a) no Event of Default shall exist and be continuing, and (b) Borrowers shall not have received any written notice from any Governmental Authority that could give rise to a violation under any Legal Requirement or any other reasonable cause for inspection with respect to a breach of the obligations of Borrowers under the Loan Documents, there shall be no more than one site visit per year.

11.21.2       Any reference in this Agreement to attorneys’ or counsels’ fees paid or incurred by Lender shall be deemed to include paralegals’ fees and legal assistants’ fees. Moreover, wherever provision is made herein for payment of attorneys’ or counsels’ fees or expenses incurred by Lender, such provision shall include, without limitation, such fees or expenses incurred in any and all judicial, bankruptcy, reorganization, administrative, or other proceedings, including appellate proceedings, whether such fees or expenses arise before proceedings are commenced, during such proceedings or after entry of a final judgment. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, during the existence of any Event of Default, any reference to “reasonable” attorneys’ or counsels’ fees in this Agreement or any other Loan Document shall be deemed to refer to “out-of-pocket” attorneys’ or counsels’ fees.

11.22       Time of the Essence. Time is of the essence with regard to the obligations of Borrowers under this Agreement or under any other Loan Document.

11.23       No Third Party Beneficiaries. Nothing in this Agreement or in any of the other Loan Documents shall confer upon any Person, other than the parties hereto and their successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

11.24       Usury Savings Clause. It is expressly stipulated and agreed to be the intent of Borrowers and Lender at all times to comply with all applicable Legal Requirements governing the highest lawful interest rate. If any applicable Legal Requirement is ever judicially interpreted so as to render usurious any amount called for under the Notes or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the Loan, or if acceleration of the maturity of the Notes, any prepayment by Borrowers, or any other circumstance whatsoever, results in Borrowers having paid any interest in excess of that permitted by any applicable Legal Requirement, then it is the express intent of Borrowers and Lender that all excess amounts theretofore collected by Lender be credited to the Principal Indebtedness (or, at Lender’s option, paid over to Borrowers), and the provisions of this Agreement, the Notes and other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with all applicable Legal Requirements, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. The right to accelerate maturity of the Notes does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the Secured Obligations shall, to the extent permitted by applicable Legal Requirements, be amortized, prorated, allocated and spread throughout the full term of such Secured Obligations until payment in full so that the rate or amount of interest on account of such Secured Obligations does not exceed the maximum rate or amount of interest permitted under any Legal Requirements.

11.25       Joint and Several Obligation. Subject to Section 11.28 hereof, all Borrowers are jointly and severally liable for all of the Secured Obligations. All representations, warranties, and covenants made by Borrowers shall be deemed representations, warranties, and covenants of each of the Borrowers.  Any breach, Default or Event of Default by any of the Borrowers shall be deemed to be a breach, Default, or Event of Default of each of the Borrowers.

11.26       Successors and Assigns. This Agreement is binding upon and shall inure to the benefit of Borrowers and Borrowers’ successors and assigns, and Lender, and Lender’s successors and assigns. The duties, covenants, conditions, obligations, and warranties of Borrowers in this Agreement shall be joint and several obligations of Borrowers and Borrowers’ successors and assigns. The provisions of this Section 11.26 shall not in any way limit Section 11.9 hereof.

11.27       Subrogation of Lender. Lender shall be subrogated to the lien of any previous encumbrance discharged with funds advanced by Lender under the Loan Documents, regardless of whether such previous encumbrance has been released of record.

11.28       Limitation on Liability.

11.28.1       Loss Recourse. Nothing contained in the Loan Documents shall be deemed to impair, limit or prejudice Lender’s rights (A) in foreclosure proceedings or in any ancillary proceedings brought to facilitate Lender’s foreclosure on any Property or any portion thereof or to exercise any specific rights or remedies afforded to Lender under any other provisions of the Loan Documents or by law, in equity or otherwise, subject to the non-recourse provisions set forth below, (B) to recover under any guaranty given in connection with the Loan, or (C) to pursue any personal liability of Borrowers and/or Guarantor under the Guaranty Agreement, the Environmental Indemnity Agreement or the ERISA indemnity provisions of Section 5.1.4(A)(vi) hereof. Except as expressly hereinafter set forth, the recourse of Lender with respect to the obligations evidenced by this Agreement, the Notes, the Mortgages and the other Loan Documents (except for the Guaranty Agreement and the Environmental Indemnity Agreement) shall be solely to the Properties, Chattels, Intangible Personalty and other Collateral. Notwithstanding anything to the contrary contained in this Agreement, the Notes, the Mortgages or any other Loan Document, nothing shall be deemed in any way to impair, limit or prejudice the rights of Lender to collect or recover from Borrowers and/or Guarantor under the Guaranty Agreement the amount of: (i) any actual damages (excluding consequential or punitive damages but including consequential or punitive damages payable to third parties), costs or loss (including, without limitation, reasonable attorneys’ fees) incurred by Lender as a result of any waste or willful destruction by any Borrower, Guarantors or any Borrower Control Person in connection with the Properties; (ii) any condemnation award or insurance Proceeds attributable to any Property that were not paid to Lender or used to restore such Property in accordance with the terms of this Agreement or the applicable Mortgages; (iii) any Gross Revenue generated by any Property collected by or for any Borrower (A) following an Event of Default under any Loan Document and not properly applied to the reasonable operating expenses of the Properties, including, without limitation, payments due under the Notes and/or this Agreement and other sums due under the Loan Documents, or (B) to the extent not properly deposited into the Deposit Account (as defined in the Cash Collateral Agreement) as and when required pursuant to the Loan Documents; (iv) any security deposits, advance deposits or any other deposits collected with respect to any Property collected by or for any Borrower and not applied in accordance with the applicable Leases; (v) the amount of any accrued taxes, assessments, and/or utility charges affecting any Property (whether or not the same have been billed to any Borrower) that are either unpaid by Borrowers or advanced by Lender pursuant to the terms of this Agreement or the other Loan Documents except to the extent of any of the foregoing accrue after the Termination Date, provided however, that this subsection (v) shall not apply to the Individual Guarantors; (vi) any sums expended by Lender in fulfilling the obligations of any Borrower, as lessor, under any Leases affecting any Property, except to the extent (A) such obligations arise after the Termination Date, and (B) such Lease was previously approved in writing by Lender or was a Safe Harbor Lease; (vii) any misrepresentation that is not covered by clause (ii) of Section 11.28.2; (viii) any damages, costs or loss suffered by Lender (that would otherwise be covered by insurance) as a result of any Borrower’s failure to maintain any insurance required under the terms of any Loan Document and/or pay any deductible under any such insurance, except to the extent the foregoing described in this clause (viii) accrues after the Termination Date; (ix) the gross negligence or willful misconduct by or on behalf of Borrowers, Guarantors or any Borrower Control Person or any of their respective agents or representatives acting at the direction of any of the foregoing in connection with the Loan or the Properties; (x) the misappropriation, misapplication or conversion by Borrowers, Guarantors or any Borrower Control Person of (A) any proceeds of any disposition of all or a portion of any Property or the Collateral in violation of the Loan Documents, (B) any distributions in violation of Section 5.2.14 or (C) any other income or proceeds from any portion of the Properties, in violation of the Loan Documents; (xi) any amendment, modification or termination of any of the Organizational Documents of Borrowers, Guarantors (other than any Guarantor that is an individual) or any Borrower Control Person or any loan agreement or similar agreement binding on any such Person, in each case without the prior written consent of Lender, in its sole and absolute discretion, or any failure to maintain its status as a single purpose entity as approved by Lender; (xii) a breach of any of the covenants set forth in Section 4.1.16 or 5.1.15 (ERISA) or Section 5.1.14 or 5.2.23 hereof (SPE); (xiii) any assertion by Borrowers, Guarantors or any Borrower Control Person of any of the foregoing that the relationship between Lender and Borrowers is anything other than that of a debtor and creditor arising under the Loan Documents; (xiv) the failure to obtain Lender’s consent in connection with any amendment, modification or termination of the Management Agreements, to the extent such consent is required under the Loan Documents; (xv) the failure to obtain Lender’s consent in connection with the execution, amendment, extension or termination of any Lease, to the extent such consent is required under the Loan Documents; or (xvi) any breach of any of the provisions of the Cash Collateral Agreement. For the avoidance of doubt, the matters set forth in this Section 11.28.1 shall be fully recourse to Borrowers and Guarantors.

11.28.2       Full Recourse. The agreement contained in this Section 11.28.2 to limit the personal liability of Borrowers to its interest in the Properties, Chattels, Intangible Personalty and other Collateral shall become null and void and be of no further force and effect, and Borrowers and Guarantor shall be personally liable for the repayment of the Secured Obligations in the event (i) of any breach or violation of Section 5.2.1, Section 5.2.2, Section 5.2.3, Section 5.2.4 or Article 7 of this Agreement, or Section 5.4, Section 5.5 or Section 5.7 of each of the Mortgages or any other provision of this Agreement or of the other Loan Documents regarding (1) the Transfer of any Property, the Chattels, the Intangible Personal Property or other Collateral or any portion thereof or interest therein, or (2) the Transfer of any direct or indirect interest in any Borrower; (ii) of any fraud or material misrepresentation by any Borrower in connection with any Property, the Loan Documents or the Loan Application; (iii) that any Borrower forfeits any Property, the Chattels, the Intangible Personalty or other Collateral or any portion of the Property, the Chattels, the Intangible Personalty or other Collateral due to criminal activity; (iv) of any attempt by any Borrower, Guarantor or any other Borrower Owner Person to materially delay any foreclosure against any Property, Chattels, Intangible Personalty and/or other Collateral (provided however that a defense of actual payment raised by Borrower, based upon documented proof of payment, shall not be considered an attempt to materially delay), or any other exercise by Lender of its remedies under the Loan Documents, which attempts shall include, without limitation, (A) any claim that any Loan Document is invalid or unenforceable to an extent that would preclude any such foreclosure or other exercise of remedies, (B) any Borrower filing a petition in bankruptcy, any Borrower acquiescing in an involuntary bankruptcy proceeding, any Borrower failing to oppose in good faith the entry of an order for relief pursuant to any involuntary bankruptcy petition filed against any Borrower, any Borrower filing a petition or answer seeking, or failing to oppose any petition or answer seeking, any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any Bankruptcy Law (whether filed by or against any Borrower), or any Borrower consenting to or colluding in the filing of any involuntary bankruptcy petition against such Borrower or any other Borrower, or (C) the appointment (other than by Lender) of a receiver, trustee or liquidator with respect to any Borrower or any Property or any part thereof; (v) of any execution, amendment, modification, assignment or termination of any Lease to any Required Tenant, or any execution or subsequent amendment, modification, assignment or termination of any Lease for any space currently occupied by any Required Tenant, in each case, without the prior written consent of Lender; or (vi) prior to occurrence of any Change of Control Event Remedy, any two (2) of the three (3) Individual Guarantors are no longer employed in such capacity as senior executives of Borrower or Affiliates of Borrower for any reason during the term of the Loan, other than as a result of death or disability.

11.29       Appointment of Servicer and Delegation of Lender Responsibilities. Borrowers acknowledge and agree that, at the sole option of Lender, the Loan may be serviced by a Servicer. The retention of Servicer and the delegation of some or all of Lender’s responsibilities to any such Servicer shall not, however, release Lender from any of Lender’s obligations under the Loan Documents. As of the date of this Agreement, Lender has retained Berkadia Commercial Mortgage LLC as Servicer. Borrowers shall also be responsible for the payment of all reasonable out-of-pocket costs and expenses incurred by Servicer in connection with the services performed by Servicer in connection with the Loan (including, without limitation, the disbursement of funds held by or on behalf of Lender in escrow or reserve accounts, inspections of any Property, casualty and condemnation matters and a matters concerning Defaults and Events of Default). Any action taken by Servicer pursuant to this Agreement or the other Loan Documents shall be binding upon Lender to the same extent as if taken by Lender, and Borrowers shall be entitled to rely on all actions and directions given by Servicer in respect of the Loan and the Loan Documents unless and until Borrowers receive contrary written instructions from Lender.

11.30       Acceptance of Cures for Events of Default. Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents (including, without limitation, any reference to the “continuance” of an Event of Default, the “continuation” of an Event of Default or that an Event of Default is “continuing”), Lender shall in no event or under any circumstance be obligated or required to accept a cure by any Borrower, any Guarantor, or by any other Person of an Event of Default unless Lender agrees to do so in the exercise of Lender’s sole and absolute discretion, it being agreed that once an Event of Default has occurred and so long as Lender has not determined to accept a cure of such Event of Default in writing, Lender shall be absolutely and unconditionally entitled to pursue all rights and remedies available to it under this Agreement, the Mortgages or the other Loan Documents or otherwise at law or in equity.

11.31       Binding Action. Borrowers agree that with respect to any consent, direction, approval or action that is required of Borrowers under this Agreement or any other Loan Document, any consent, direction, approval or action by any Borrower shall be binding on Borrowers and that Lender shall have no obligation to confirm any such consent, direction, approval or action given to it and may act in reliance upon any such consent, direction, approval or action.

11.32       Reasonable Standard. Borrowers hereby waive any claim that Borrowers may have against any of the Indemnified Parties based upon any assertion that any such Indemnified Party has acted unreasonably or that any such Indemnified Party has unreasonably withheld or unreasonably delayed any action, in each case, to the extent that such Indemnified Party had an obligation, either at law or pursuant to the Loan Documents, to act reasonably. Borrowers hereby agree that the sole remedy of Borrowers based upon any claim that an Indemnified Party has acted unreasonably or that an Indemnified Party has unreasonably withheld or unreasonably delayed any action, in each case, to the extent that such Indemnified Party had an obligation, either at law or pursuant to the Loan Documents, to act reasonably, shall be an action for specific performance, injunctive relief or declaratory judgment. Borrowers hereby further agree that the Indemnified Parties shall not be liable for any monetary damages in respect of any such claim and that Borrowers’ sole remedy in respect of any such claim shall be limited to specific performance, injunctive relief or declaratory judgment.

11.33       Claims Against Lender. Lender shall not be in default or breach under this Agreement, or under any of the other Loan Documents, unless a written notice specifically setting forth the claim of Borrowers shall have been given to Lender within three (3) months after any Borrowers first had knowledge of the occurrence of the event that Borrowers allege gave rise to such claim and Lender does not remedy or cure the default or breach, if any there be, promptly thereafter. Each Borrower waives any claim, set-off or defense against Lender arising by reason of any alleged default or breach by Lender as to which Borrowers do not give such notice timely as aforesaid. Each Borrower acknowledges that such waiver is or may be essential to Lender’s ability to enforce Lender’s remedies without delay and that such waiver therefore constitutes a substantial part of the bargain between Lender and Borrowers with respect to the Loan.

[End of text. Signatures appear on the following pages.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, by their duly authorized representatives, all as of the day and year first above written.

AMERICAN GENERAL LIFE INSURANCE COMPANY, a Texas corporation

By:       AIG Asset Management (U.S.), LLC,

a Delaware limited liability company,

its investment advisor

By:        ____________________________

Name:   ____________________________

Title:      ____________________________

AMERICAN HOME ASSURANCE COMPANY, a New York corporation

By:       AIG Asset Management (U.S.), LLC,

a Delaware limited liability company,

its investment advisor

By:        ____________________________

Name:   ____________________________

Title:      ____________________________

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA., a Pennsylvania corporation

By:       AIG Asset Management (U.S.), LLC,

a Delaware limited liability company,

its investment advisor

By:        ____________________________

Name:   ____________________________

Title:      ____________________________

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK,

a New York corporation

By:       AIG Asset Management (U.S.), LLC,

a Delaware limited liability company,

its investment advisor

By:        ____________________________

Name:   ____________________________

Title:      ____________________________

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California

County of LOS ANGELES

On _______________ before me, ______________________, a notary public, personally appeared ___________________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

Witness my hand and official seal.

Signature ________________________________                               (Seal)

[Acknowledgment on behalf of AGLIC]

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California

County of LOS ANGELES

On _______________ before me, ______________________, a notary public, personally appeared ___________________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

Witness my hand and official seal.

Signature ________________________________                               (Seal)

[Acknowledgment on behalf of AHAC]

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California

County of LOS ANGELES

On _______________ before me, ______________________, a notary public, personally appeared ___________________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

Witness my hand and official seal.

Signature ________________________________                               (Seal)

[Acknowledgement on behalf of NUFIC]

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California

County of LOS ANGELES

On _______________ before me, ______________________, a notary public, personally appeared ___________________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

Witness my hand and official seal.

Signature ________________________________                               (Seal)

[Acknowledgment on behalf of USLIC]

BORROWER:

8273 GREEN MEADOWS BORROWER

PLYMOUTH 8273 GREEN MEADOWS LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr., President

8288 GREEN MEADOWS BORROWER

PLYMOUTH 8288 GREEN MEADOWS LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr., President

7001 AMERICANA BORROWER

PLYMOUTH 7001 AMERICANA LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr., President

3100 CREEKSIDE BORROWER

PLYMOUTH 3100 CREEKSIDE LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr., President

SHELBY BORROWER

PLYMOUTH SHELBY LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr., President

3940 STERN BORROWER

PLYMOUTH 3940 STERN LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr., President

1875 HOLMES BORROWER

PLYMOUTH 1875 HOLMES LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr., President

1355 HOLMES BORROWER

PLYMOUTH 1355 HOLMES LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr., President

189 SEEGERS BORROWER

PLYMOUTH 189 SEEGERS LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr., President

11351 WEST 183RD BORROWER

PLYMOUTH 11351 WEST 183RD LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr., President

3500 SOUTHWEST BORROWER

PLYMOUTH 3500 SOUTHWEST LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr., President

32 DART BORROWER

PLYMOUTH 32 DART LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr., President

210 AMERICAN BORROWER

PLYMOUTH 210 AMERICAN LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr., President

2401 COMMERCE BORROWER

PLYMOUTH 2401 COMMERCE LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr., President

56 MILLIKEN BORROWER

PLYMOUTH 56 MILLIKEN LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr., President

1755 ENTERPRISE BORROWER

PLYMOUTH 1755 ENTERPRISE LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr., President

4 EAST STOW BORROWER

PLYMOUTH 4 EAST STOW LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr., President

4115 THUNDERBIRD BORROWER

PLYMOUTH 4115 THUNDERBIRD LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr., President

7585 EMPIRE BORROWER

PLYMOUTH 7585 EMPIRE LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr., President

MOSTELLER BORROWER

PLYMOUTH MOSTELLER LLC,

a Delaware limited liability company

By: /s/ Pendleton P. White, Jr.

Pendleton P. White, Jr., President

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth 8273 Green Meadows LLC, and proved to me though satisfactory evidence of identification, which was __________________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth 8273 Green Meadows]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of 8288 Green Meadows LLC, and proved to me though satisfactory evidence of identification, which was ________________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth 8288 Green Meadows]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth 7001 Americana LLC, and proved to me though satisfactory evidence of identification, which was ____________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth 7001 Americana]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth 3100 Creekside LLC, and proved to me though satisfactory evidence of identification, which was _____________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth 3100 Creekside]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth Shelby LLC, and proved to me though satisfactory evidence of identification, which was __________________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth Shelby]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth 3940 Stern LLC, and proved to me though satisfactory evidence of identification, which was _____________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth 3940 Stern]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth 1875 Holmes LLC, and proved to me though satisfactory evidence of identification, which was ____________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth 1875 Holmes]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth 1355 Holmes LLC, and proved to me though satisfactory evidence of identification, which was ____________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth 1355 Holmes]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth 189 Seegers LLC, and proved to me though satisfactory evidence of identification, which was ____________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth 189 Seegers]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth 11351 West 183rd LLC, and proved to me though satisfactory evidence of identification, which was __________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth 11351 West 183rd]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth 3500 Southwest LLC, and proved to me though satisfactory evidence of identification, which was _________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth 3500 Southwest]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth 32 Dart LLC, and proved to me though satisfactory evidence of identification, which was ______________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth 32 Dart]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth 210 American LLC, and proved to me though satisfactory evidence of identification, which was ____________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth 210 American]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth 2401 Commerce LLC, and proved to me though satisfactory evidence of identification, which was ___________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth 2401 Commerce]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth 56 Milliken LLC, and proved to me though satisfactory evidence of identification, which was ___________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth 56 Milliken]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth 1755 Enterprise LLC, and proved to me though satisfactory evidence of identification, which was _________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth 1755 Enterprise]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth 4 East Stow LLC, and proved to me though satisfactory evidence of identification, which was __________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth 4 East Stow]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth 4115 Thunderbird LLC, and proved to me though satisfactory evidence of identification, which was ___________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth 4115 Thunderbird]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth 7585 Empire LLC, and proved to me though satisfactory evidence of identification, which was ____________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth 7585 Empire]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF _____________, ss.

On this ___ day of _________ in the year 2016, before me, the undersigned notary public, personally appeared Pendleton P. White, Jr., the President of Plymouth Mosteller LLC, and proved to me though satisfactory evidence of identification, which was _________________, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Plymouth Mosteller]

SCHEDULE 1

LIST OF BORROWERS

1.	PLYMOUTH 8273 GREEN MEADOWS LLC, a Delaware limited liability company (“8273 Green Meadows Borrower”)
2.	PLYMOUTH 8288 GREEN MEADOWS LLC, a Delaware limited liability company (“8288 Green Meadows Borrower”)
3.	PLYMOUTH 7001 AMERICANA LLC, a Delaware limited liability company (“7001 Americana Borrower”)
4.	PLYMOUTH 3100 CREEKSIDE LLC, a Delaware limited liability company (“3100 Creekside Borrower”)
5.	PLYMOUTH SHELBY LLC, a Delaware limited liability company (“Shelby Borrower”)
6.	PLYMOUTH 3940 STERN LLC, a Delaware limited liability company (“3940 Stern Borrower”)
7.	PLYMOUTH 1875 HOLMES LLC, a Delaware limited liability company (“1875 Holmes Borrower”)
8.	PLYMOUTH 1355 HOLMES LLC, a Delaware limited liability company (“1355 Holmes Borrower”)
9.	PLYMOUTH 189 SEEGERS LLC, a Delaware limited liability company (“189 Seegers Borrower”)
10.	PLYMOUTH 11351 WEST 183RD LLC, a Delaware limited liability company (“11351 West 183rd Borrower”)
11.	PLYMOUTH 3500 SOUTHWEST LLC, a Delaware limited liability company (“3500 Southwest Borrower”)
12.	PLYMOUTH 32 DART LLC, a Delaware limited liability company (“32 Dart Borrower”)
13.	PLYMOUTH 210 AMERICAN LLC, a Delaware limited liability company (“210 American Borrower”)
14.	PLYMOUTH 2401 COMMERCE LLC, a Delaware limited liability company (“2401 Commerce Borrower”)
15.	PLYMOUTH 56 MILLIKEN LLC, a Delaware limited liability company (“56 Milliken Borrower”)
16.	PLYMOUTH 1755 ENTERPRISE LLC, a Delaware limited liability company (“1755 Enterprise Borrower”)
17.	PLYMOUTH 4 EAST STOW LLC, a Delaware limited liability company (“4 East Stow Borrower”)
18.	PLYMOUTH 4115 THUNDERBIRD LLC, a Delaware limited liability company (“4115 Thunderbird Borrower”)
19.	PLYMOUTH 7585 EMPIRE LLC, a Delaware limited liability company (“7585 Empire Borrower”)
20.	PLYMOUTH MOSTELLER LLC, a Delaware limited liability company (“11540 Mosteller Borrower”)

SCHEDULE 2

ALLOCATED LOAN AMOUNT

1. 8273 Green Meadows Property	$3,000,000.00
2. 8288 Green Meadows Property	$8,500,000.00
3. 7001 Americana Property	$1,575,000.00
4. 3100 Creekside Property	$8,500,000.00
5. Shelby Property	$4,375,000.00
6. 3940 Stern Property	$5,000,000.00
7. 1875 Holmes Property	$5,850,000.00
8. 1355 Holmes Property	$3,000,000.00
9. 189 Seegers Property	$1,650,000.00
10. 11351 West 183rd Property	$1,800,000.00
11. 3500 Southwest Property	$14,500,000.00
12. 32 Dart Property	$4,950,000.00
13. 210 American Property	$11,150,000.00
14. 2401 Commerce Property	$4,600,000.00
15. 56 Milliken Property	$8,500,000.00
16. 1755 Enterprise Property	$12,250,000.00
17. 4 East Stow Property	$7,250,000.00
18. 4115 Thunderbird Property	$2,000,000.00
19. 7585 Empire Property	$3,050,000.00
20. 11540 Mosteller Property	$8,500,000.00

SCHEDULE 3

ZONING DISTRICTS

1. 8273 Green Meadows Property	“District PI,” (Planned Industrial District) Orange Township, Ohio	Zoning and Site Requirements Summary issued by The Planning & Zoning Resource Company (“PZR”), as PZR Site Number: 95559-15, dated final on 8/03/16; 8/16/16,.
2. 8288 Green Meadows Property	“District PI,” (Planned Industrial District) Orange Township, Ohio	Zoning and Site Requirements Summary issued by PZR, as PZR Site Number: 95559-16, dated final on 8/26/16; 8/29/16 and revised on 9/27/16.
3. 7001 Americana Property	“District M2,” (Manufacturing District) City of Columbus, Ohio	Zoning and Site Requirements Summary issued by PZR, as PZR Site Number: 95559-13, dated final on 8/01/16; 8/16/16; 8/25/16.
4. 3100 Creekside Property	“District PID,” (Planned Industrial District) Village of Obetz, Ohio	Zoning and Site Requirements Summary issued by PZR, as PZR Site Number: 95559-9, dated final on 9/01/16.
5. Shelby Property	“District EMP,” (Employment District) City of Memphis, Tennessee	Zoning and Site Requirements Summary issued by PZR, as PZR Site Number: 95559-12, dated final on 8/16/16.
6. 3940 Stern Property	"District M-2," (Limited Manufacturing District) City of St. Charles, Illinois	Zoning and Site Requirements Summary issued by PZR, as PZR Site Number: 95559-11, dated final on 8/02/16; 8/05/16.
7. 1875 Holmes Property	“District GI,” (General Industrial District) City of Elgin, Illinois	Zoning and Site Requirements Summary issued by PZR, as PZR Site Number: 95559-7, dated final on 8/09/16.
8. 1355 Holmes Property	“District GI,” (General Industrial District) City of Elgin, Illinois	Zoning and Site Requirements Summary issued by PZR, as PZR Site Number: 95559-5, dated final on 8/09/16; 9/20/16.
9. 189 Seegers Property	“District I-1,” (Restricted Industrial District) Elk Grove Village, Illinois	Zoning and Site Requirements Summary issued by PZR, as PZR Site Number: 95559-3, dated final on 8/25/16; 8/31/16.
10. 11351 West 183rd Property	“District ORI,” (Mixed Use Office, Research & Industrial District) Village of Orland Park, Illinois	Zoning and Site Requirements Summary issued by PZR, as PZR Site Number: 95559-17, dated final on 8/04/16; 8/08/16.
11. 3500 Southwest Property	“District IND-2,” (Heavy Industrial) Grove City, Ohio	Zoning and Site Requirements Summary issued by PZR, as PZR Site Number: 95559-10, dated final on 8/03/16 and revised on 8/16/16.
12. 32 Dart Property	“District IND-2,” (Heavy Industrial) Coweta County, Georgia	Zoning and Site Requirements Summary issued by PZR, as PZR Site Number: 95559-1, dated final on 8/10/16.
13. 210 American Property	“District I-1,” (Planned Industrial Park) City of Jackson, Tennessee	Zoning and Site Requirements Summary issued by PZR, as PZR Site Number: 95559-4, dated final on 8/10/16.
14. 2401 Commerce Property	"District O-2," (Office, Manufacturing and Distribution Park District) City of Libertyville, Illinois	Zoning and Site Requirements Summary issued by PZR, as PZR Site Number: 95559-8, dated final on 8/19/16.
15. 56 Milliken Property	“District IM,” (Moderate Impact Industrial Zone) City of Portland, Maine	Zoning and Site Requirements Summary issued by PZR, as PZR Site Number: 95559-2, dated final on 8/22/16.
16. 1755 Enterprise Property	“District I,” (Industrial District) Township of Twinsburg, Ohio	Zoning and Site Requirements Summary issued by PZR, as PZR Site Number: 95559-6, dated final on 9/01/16.
17. 4 East Stow Property	“District IP,” (Industrial Park) Evesham Township, New Jersey	Zoning and Site Requirements Summary issued by PZR, as PZR Site Number: 95559-19, dated final on 8/23/16.
18. 4115 Thunderbird Property	“District M-2,” (General Industrial) City of Fairfield, Ohio	Zoning and Site Requirements Summary issued by PZR, as PZR Site Number: 95559-20, dated final on 7/28/16.
19. 7585 Empire Property	“District I-2,” (Industrial Two District) Boone County, Kentucky	Zoning and Site Requirements Summary issued by PZR, as PZR Site Number: 95559-14, dated final on 8/04/16.
20. 11540 Mosteller Property	“District GI,” (General Industrial District) City of Sharonville, Ohio	Zoning and Site Requirements Summary issued by PZR, as PZR Site Number: 95559-18, dated final on 8/10/16; 8/19/16.

SCHEDULE 4

INITIAL PROPERTY MANAGERS AND PROPERTY MANAGEMENT AGREEMENTS

1. 8273 Green Meadows Property	Property Management Agreement by and between Plymouth 8273 Green Meadows LLC and Cassidy Turley Commercial Real Estate Services, Inc. dated as of October 22, 2014
2. 8288 Green Meadows Property	Property Management Agreement by and between Plymouth 8288 Green Meadows LLC and Cassidy Turley Commercial Real Estate Services, Inc. dated as of October 22, 2014
3. 7001 Americana Property	Property Management Agreement by and between Plymouth 7001 Americana LLC and Cassidy Turley Commercial Real Estate Services, Inc. dated as of October , 2014
4. 3100 Creekside Property	Property Management Agreement by and between Plymouth 3100 Creekside LLC and Cassidy Turley Commercial Real Estate Services, Inc. dated as of October 22, 2014
5. Shelby Property	Property Management Agreement by and between Plymouth Shelby, LLC and McKee and McFarland, Inc. dated as of October 22, 2014
6. 3940 Stern Property	Property Management Agreement by and between Plymouth 3940 Stern, LLC and Metro Chicago Management, LLC, d/b/a Cawley Chicago Management, LLC dated as of October 13, 2014
7. 1875 Holmes Property	Property Management Agreement by and between Plymouth 1875 Holmes, LCC and Metro Chicago Management, LLC, d/b/a Cawley Chicago Management, LLC dated as of October 13, 2014
8. 1355 Holmes Property	Property Management Agreement by and between Plymouth 1355 Holmes, LLC and Metro Chicago Management, LLC d/b/a Cawley Chicago Management, LLC dated as of October 13, 2014
9. 189 Seegers Property	Property Management Agreement by and between Plymouth 189 Seegers, LLC and Metro Chicago Management, LLC, d/b/a Cawley Chicago Management, LLC dated as of October 13, 2014
10. 11351 West 183rd Property	Property Management Agreement by and between Plymouth 11351 West 183rd, LLC and Metro Chicago Management, LLC, d/b/a Cawley Chicago Management, LLC dated as of October 13, 2014
11. 3500 Southwest Property	Limited Scope Property Management Agreement by and between Plymouth 3500 Southwest LLC and Cassidy Turley Commercial Real Estate Services, Inc. dated as of December 15, 2014
12. 32 Dart Property	Property Management Agreement by and between Plymouth 32 Dart, LLC and HSA Commercial Inc. dated as of November 18, 2014
13. 210 American Property	None
14. 2401 Commerce Property	Property Management Agreement by and between Plymouth 2401 Commerce, LLC and Metro Chicago Management, LLC, d/b/a Cawley Chicago Management, LLC dated as of October 13, 2014
15. 56 Milliken Property	Property Management Agreement by and between Plymouth 56 Milliken LLC and Boulos Property Management d/b/a CBRE Boulos Asset Management dated as of October 31, 2014
16. 1755 Enterprise Property	Property Management Agreement by and between Plymouth 1755 Enterprise LLC and G&E Real Estate Management Services, Inc., D/b/A Newmark Grubb Knight Frank Management dated as of November 19, 2014
17. 4 East Stow Property	Property Management Agreement by and between Plymouth 4 East Stow, LLC and Growth Capital Management, Ltd. Dated as of December 2, 2014
18. 4115 Thunderbird Property	Property Management Agreement by and between Plymouth 4115 Thunderbird, LLC and Cassidy Turley Commercial Real Estate Services, Inc. dated as of November 21, 2014
19. 7585 Empire Property	Property Management Agreement by and between Plymouth 7585 Empire LLC and Cassidy Turley Commercial Real Estate Services, Inc. dated as of November 21, 2014
20. 11540 Mosteller Property	Property Management Agreement by and between Plymouth Mosteller LLC and Cassidy Turley Commercial Real Estate Services, Inc. dated as of November 21, 2014

SCHEDULE 5

REPAIRS AND ALTERATIONS

1755 Enterprise Property - Technoform Tenant Improvements

4115 Thunderbird Property - WorldPac Tenant Improvements

8273 Green Meadows Property – Signcaster Tenant Improvements